                                                                     NATIONS
                                                                       FUNDS

                                              INVESTMENTS FOR A LIFETIME(SM)


                                   [GRAPHIC]


                                                                      EQUITY
                                                                       FUNDS


                             ANNUAL REPORT FOR THE YEAR ENDED MARCH 31, 1997

    NOT                                MAY LOSE VALUE
    FDIC-
    INSURED                            NO BANK GUARANTEE

NATIONS FUNDS DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, N.A., IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUNDS INVESTMENT ADVISER: NATIONSBANC ADVISORS, INC.

NATIONS FUNDS INVESTMENT SUB-ADVISERS: TRADESTREET INVESTMENT ASSOCIATES, INC. AND GARTMORE GLOBAL PARTNERS.

NATIONS FUNDS

DEAR SHAREHOLDER:

We are pleased to present the Nations Funds annual report for the fiscal year ended March 31, 1997. Overall, domestic equity markets rewarded investors with strong returns. In fact, during this period the U.S stock market reached record levels. More recently, the markets have experienced increasing volatility as concerns have surfaced about strong economic growth leading to inflation. When markets experience fluctuations like this, it is often unsettling. Investors should be cautioned, however, not to confuse short-term volatility with long-term trends.

The last two years marked a period that most investors (particularly equity investors) will look back upon with great satisfaction. Domestic equity returns averaged better than 18% during 1996; and for the last two years, have exceeded 50%(1). Several factors contributed to 1996's favorable market results: 1) The continued strength in the U.S. economy; 2) No real evidence of inflationary pressures; 3) U.S. corporations experiencing continued profit growth; and 4) Record cash inflow into equity mutual funds. Investors should note that returns on stocks have been exceptional and well above the historical average of 10.7%.(2)

Looking out into 1997, the investment environment continues to read as if it were being scripted to enhance financial assets -- moderate but persistent economic growth, low inflation and strong earnings. Although the duration of this economic expansion is six years and counting, there does not appear to be anything on the horizon that would move the economy off its current track.

Importantly, after a long period of outperformance by stocks, investors should pay particular attention to their current allocation relative to their objectives and risk tolerance. We are expecting that future advances in the markets will be accompanied by increased volatility and periodic corrections as the market adjusts to factors such as recent changes in monetary policy. While we believe that markets will reach significant new highs before the end of the millennium, markets do not go straight up and there will be periods of decline along the way.

Thank you for your continued confidence in the Nations Funds family of funds.

Sincerely,

/s/ A. Max Walker                          /s/ Mark H. Williamson
-----------------------------------        -----------------------------------
A. Max Walker                              Mark H. Williamson
President and Chairman of the Board        President, NationsBanc Advisors, Inc.

March 31, 1997

(1) AS MEASURED BY THE S&P 500 INDEX.
(2) IBBOTSON ASSOCIATES, STOCKS, BONDS, BILLS AND INFLATION 1997 YEARBOOK

THE NATIONS FUNDS ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as their financial objectives or market conditions change. The Nations Funds family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBanc Advisors, Inc. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.

POTENTIAL RETURN >

                                                                                                       EQUITY
                                                                                                       INCOME
                                                                                                       FUNDS
                                                          LONGER TERM           BALANCED               --------------------
                                                          DOMESTIC              FUNDS                    - Nations
                                                          AND GLOBAL            ------------------         Equity Income
                                    INTERMEDIATE          BOND FUNDS              - Nations                Fund
                                    MATURITY              -------------------       Balanced
                 SHORTER            BOND FUNDS              - Nations Global        Assets Fund
                 MATURITY           -------------------       Government
MONEY            BOND FUNDS           - Nations               Income Fund
MARKET           ----------------       Strategic Fixed
FUNDS              - Nations Short-     Income Fund         - Nations
-------------        Intermediate                             Diversified
  - Nations          Government       - Nations               Income Fund
    Prime Fund       Fund               Intermediate
                                        Municipal           - Nations
  - Nations        - Nations            Bond Fund             Government
    Government       Short-Term                               Securities Fund
    Money Market     Income Fund      - Nations
    Fund                                State-Specific      - Nations
                   - Nations Short-     Intermediate          Municipal
  - Nations          Term Municipal     Municipal             Income Fund
    Treasury Fund    Income Fund        Bond Funds
                                                            - Nations State-
  - Nations Tax                                               Specific Long-
    Exempt Fund                                               Term Municipal
                                                              Bond Funds           ---------- GROWTH & INCOME --------->
 -------------------------- CURRENT INCOME ------------------------------------------------------>

<---------- STABILITY ---------                                  RISK (VARIABILITY) >


     For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at (800) 982-2271.

     The Nations Funds family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.

                                                                                              REGION-SPECIFIC
                                                                                              INTERNATIONAL
                                                                                              FUNDS
                                                                    INTERNATIONAL             ------------------------
                                          SMALLER                   EQUITY FUNDS                - Nations
                                          CAPITALIZATION            ----------------------        Emerging
                      LARGE               GROWTH FUNDS                - Nations                   Markets Fund
                      CAPITALIZATION      ------------------------      International
GROWTH                GROWTH FUNDS            - Nations                 Equity Fund             - Nations
AND INCOME            ------------------        Emerging                                          Pacific Growth
FUNDS                   - Nations               Growth Fund                                       Fund
-------------------       Disciplined
  - Nations               Equity Fund
    Value Fund
                        - Nations Capital
                          Growth Fund



                                           -------------------- AGGRESSIVE GROWTH ---------------------------------->

----------------- GROWTH -------------->


                                        ----------------------------------------
                                          SPECIALTY FUNDS
                                          MANAGED INDEX FUNDS
                                            Nations Managed SmallCap Index Fund

                                            Nations Managed Index Fund
                                        ----------------------------------------

TIME AND DIVERSIFICATION
CAN SMOOTH OUT
MARKET VOLATILITY

During the past two years, many investors have enjoyed some of the most rewarding stock market gains in history. So if you're relatively new to the financial markets, the market fluctuations over recent months may be an unsettling experience.

We can't say with certainty when this period of market volatility may end. But we can say that it's an entirely normal occurrence. In fact, the history of the market shows both periods of growth and periods of downturns. The good news is that downturns are often short-lived, and have historically been followed by renewed growth.

So instead of focusing on the market's daily ups and downs, keep focused on your long-term goals. By staying invested, you won't miss out on the potential for later gains from a market rebound. You may also want to take advantage of these helpful strategies:

- PUT DIVERSIFICATION ON YOUR SIDE. You may lessen the effect of market fluctuations when you maintain a diversified portfolio of stocks, bonds, and cash investments such as money market funds. In addition, mutual funds make it easy to diversify within each asset class. For example, you can add an international fund if your portfolio is largely domestic equities. Or you can spread your fixed-income component across multiple bond funds that emphasize different maturities and credit qualities.

- REBALANCE YOUR ASSETS. Your original investment allocation among stocks, bonds and money market funds may have shifted over time -- for example, with recent gains, you may have a larger percentage of your investments in stocks than you expect. If needed, you should rebalance your allocations in line with your long-term strategy.

- CONSIDER DOWNTURNS A BUYING OPPORTUNITY. By investing regular amounts in a Nations Funds account on a set interval, regardless of the market's direction, you wind up purchasing more shares when the price is low and fewer when the price is high. This strategy, called dollar-cost averaging, may help lessen the impact of market swings by averaging the cost of your shares over time. And, with a systematic investment plan (SIP), you can have a set amount automatically withdrawn from your bank checking or savings account and invested directly into your Nations Funds account on a monthly or quarterly basis.

Please note that dollar-cost averaging does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities, regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of fluctuating price levels.

So remember, if you have a sound long-term investment program, and your short-term needs are being met, your original decisions should still serve you well. Simply by staying patient, you may increase your likelihood of reaching your investment goals. For more information, please call Nations Funds at 1-800-321-7854.

                          NATIONS BALANCED ASSETS FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

     Julie L. Hale, CFA, is Senior Portfolio Manager of Nations Balanced Assets Fund and Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks total return by investing in equity and fixed income securities.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Balanced Assets Fund Investor A Shares provided shareholders with a total return of 12.18%, outperforming the Lipper Balanced Funds Average, which returned 10.74%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Hale shares her views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     The Fund's investment philosophy is based on the premise that a diversified portfolio allocated among stocks, fixed income securities and money market instruments, which have different return/risk characteristics, will reduce overall portfolio risk relative to expected returns. The Fund invests primarily in stocks of high-quality companies with favorable long-term fundamentals and earnings-growth potential. Fixed income investments consist of investment grade, intermediate-term securities.

BRIEFLY DESCRIBE THE MARKET CONDITIONS THAT PREVAILED OVER THE LAST TWELVE
MONTHS.

     Over the past year, we experienced a strong equity market driven by continued low inflation and healthy corporate profits. Bonds provided only a modest positive return over the period as interest rates moved upward due to investor fears about the impact of accelerating economic growth on inflation. The Fund's bias toward equities had a significant positive impact on performance.

ON THE EQUITY SIDE, WHAT DO YOU LOOK FOR WHEN YOU SELECT COMPANIES FOR THE FUND?

     We seek out high-quality companies with strong, long-term fundamentals that are trading at favorable prices relative to their total return potential.

WHERE DID YOU FIND STRONG EQUITY PERFORMANCE?*

     The Fund benefited from holdings in the consumer cyclical, energy and telecommunications sectors. Better performing stocks included Snap-On Inc., Exxon Corporation, Sprint Corporation and MCI Communications.

WHAT SHIFTS WERE MADE IN THE FUND'S OVERALL ASSET ALLOCATION OVER THE PAST TWELVE MONTHS?

During the past twelve months, asset allocation was fairly steady with equities making up approximately 60% to 65% and fixed income securities comprising 33% to 38% of the Fund. Although the equity weighting was fairly stable, we experienced notable shifts in sector weightings as significant divergence in sector performance occurred. The Fund moved to substantial underweight positions in healthcare and finance, while increasing exposure to the basic materials and capital goods sectors. There also were limited and moderate shifts in the weighting across fixed income categories of the Fund.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

WHAT AREAS OF THE MARKET WERE DISAPPOINTING?

     Although finance and technology were among the better performing groups this past year, the Fund lost relative performance in these areas. Within the financial sector, the Fund had good stock selection but moved to an underweight position in the group too early. Although the technology sector performed well overall, stock selection was difficult as earnings shortfalls resulted in significant stock price disappointments.

WHERE DID YOU FIND GOOD VALUE IN THE BOND MARKET?

     Over the past year, the Fund benefited from an overweight position in corporates, mortgages and asset-backed securities. All three sectors outperformed comparable maturity U.S. Treasury bonds.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     At least for the short-term, we anticipate that the Fund's asset allocation will continue to be within the ranges of 60%-65% equities and 33%-38% fixed income securities, reflecting our long-term bias toward stocks. Recently, we increased fixed income holdings slightly at the expense of stocks based on weakness in the bond market and strength in the stock market. At current levels, bonds look attractive compared to stocks. In the equity area, we continue to find attractive values in the basic materials and energy groups, while the finance and healthcare sectors appear to offer limited opportunities.

NATIONS FUNDS
Nations Balanced Assets Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

Common Stocks                            59.0%
Mortgage-Backed Securities               14.2%
Corporate Bonds and Notes                12.1%
U.S. Treasury Securities                  6.7%
Repurchase Agreement and
  Other Assets and Liabilities (Net)      5.1%
Asset-Backed Securities                   2.1%
Foreign Bond                              0.5%
Government Agency                         0.3%


-------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS A
  % OF NET ASSETS AS OF 3/31/97

 1. U.S. T-Bond, 6.250% 08/15/23                   3.3%
 2. FNMA, 6.500% 04/01/26 (2 Pools)                2.4
 3. U.S. T-Note, 7.000% 07/15/06                   2.1
 4. GNMA, 9.000% 01/15/27 (1 Pool)                 2.0
 5. FNMA, 8.500% 06/01/26 - 07/01/26 (2 Pools)     1.5
 6. GNMA, 8.000% 06/15/22 - 10/15/24 (2 Pools)     1.1
 7. FNMA, 7.000% 04/01/26 (1 Pool)                 1.1
 8. FHLMC, Gold, 6.500% 08/01/10                   1.0
 9. Wellman Inc.                                   1.0
10. Ford Motor Company                             1.0

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN


INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        12.18%
Since Inception (10/02/92)
  through 03/31/97         11.13%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Balanced Assets Fund on October 2, 1992 (inception date). Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues, include reinvestment of dividends. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

[LINE GRAPH]

                                                                                                                Growth of
                                                                Standard & Poor's                            Investment with
          Measurement Period               Lipper Balanced     500 Composite Stock    Lehman Aggregate        Distributions
             (Quarterly)                    Funds Average          Price Index           Bond Index            Reinvested
Oct. 2, 1992                                    10000                 10000                 10000                 10000
Nov. 30, 1992                                   10401                 10502                 10027                 10372
                                                10839                 10961                 10441                 10800
                                                11016                 11013                 10718                 11066
                                                11419                 11297                 10999                 11309
Nov. 30, 1993                                   11585                 11559                 11004                 11379
                                                11211                 11121                 10689                 11013
                                                11094                 11167                 10578                 10661
                                                11415                 11712                 10643                 11076
Nov. 30, 1994                                   11292                 11710                 10683                 11000
                                                11995                 12849                 11222                 11621
                                                12869                 14074                 11906                 12584
                                                13582                 15192                 12140                 13252
Nov. 30, 1995                                   14157                 16106                 12657                 13866
Mar. 31, 1996                                   14512                 16970                 12432                 14327
                                                14834                 17731                 12503                 14709
                                                15212                 18279                 12734                 15042
                                                16074                 19801                 13116                 15858
Mar. 31, 1997                                   16104                 20333                 13043                 16072

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                     11.37%*
Year Ended 03/31/97                     11.85%
Since Inception (10/02/92) through
  03/31/97                              10.43%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                     11.62%
Since Inception (06/07/93) through
  03/31/97                              10.54%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                     12.50%
Since Inception (09/30/92) through
  03/31/97                              11.39%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               9.06%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Balanced Assets Fund from the date each class of shares was first offered. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues, include reinvestment of dividends. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

Each chart assumes the reinvestments of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (9/30/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997



                       STANDARD &
                       POORS 500                 GROWTH OF
                       COMPOSITE      LEHMAN     INVESTMENT
                         STOCK       BROTHERS       WITH
 MEASUREMENT PERIOD      PRICE      AGGREGATE    DISTRIBUTIONS
    (QUARTERLY)          INDEX      BOND INDEX   REINVESTED
OCT. 2, 1992             10000        10000        10000
NOV. 30, 1992            10502        10027        10353
                         10961        10441        10758
                         11013        10718        11000
                         11297        10998        11218
NOV. 30, 1993            11559        11004        11268
                         11121        10689        10889
                         11167        10578        10519
                         11712        10643        10910
NOV. 30, 1994            11710        10683        10809
                         12849        11222        11400
                         14074        11906        12314
                         15192        12140        12947
NOV. 30, 1995            16106        12857        13523
MAR. 31, 1996            16970        12432        13967
                         17731        12503        14371
                         18279        12734        14208
                         19801        13116        15436
MAR. 31, 1997            20333        13043        15622

                     INVESTOR N SHARES AS OF MARCH 31, 1997


                       STANDARD &
                       POORS 500                 GROWTH OF
                       COMPOSITE      LEHMAN     INVESTMENT
                         STOCK       BROTHERS       WITH
 MEASUREMENT PERIOD      PRICE      AGGREGATE    DISTRIBUTIONS
    (QUARTERLY)          INDEX      BOND INDEX   REINVESTED
JUNE 7, 1993             10000        10000        10000
                         10267        10447        10498
NOV. 30, 1993            10526        10453        10546
                         10127        10154        10198
                         10170        10049         9860
                         10666        10110        10231
NOV. 30, 1994            10664        10148        10147
                         11701        10660        10709
                         12817        11310        11573
                         13834        11532        12174
NOV. 30, 1995            14667        12023        12723
MAR. 31, 1996            15454        11810        13129
                         16146        11877        13463
                         16646        12097        13751
                         18032        12460        14476
MAR. 31, 1997            18516        12390        14654

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997


                       STANDARD &
                       POORS 500                 GROWTH OF
                       COMPOSITE                 INVESTMENT
                         STOCK        LEHMAN        WITH
 MEASUREMENT PERIOD      PRICE      AGGREGATE    DISTRIBUTIONS
     (QUARTERLY)         INDEX      BOND INDEX    REINVESTED
SEPT. 30, 1992           10000        10000        10000
NOV. 30, 1992            10502        10027        10384
                         10961        10441        10818
                         11013        10718        11089
                         11297        10998        11338
NOV. 30, 1993            11559        11004        11416
                         11121        10669        11052
                         11167        10578        10706
                         11712        10643        11128
NOV. 30, 1994            11710        10683        11059
                         12849        11222        11701
                         14074        11906        12665
                         15192        12140        13345
NOV. 30, 1995            16106        12657        13971
MAR. 31, 1996            16970        12432        14443
JUNE 28, 1996            17731        12503        14849
                         18279        12734        15193
                         19801        13116        16021
MAR. 31, 1997            20333        13043        16248

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                           NATIONS EQUITY INCOME FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

     Eric Williams, CFA, is Senior Portfolio Manager of Nations Equity Income Fund and a Director of Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks current income and growth of capital by investing primarily in companies with above-average dividend yields.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Equity Income Fund Investor A Shares provided a total return of 15.30% versus 15.59% for the Lipper Equity Income Funds Average.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Williams shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

WHAT IS THE FUND'S INVESTMENT STYLE AND PHILOSOPHY?

     Nations Equity Income Fund provides investors with a diversified portfolio of equities, specializing in stocks that are undervalued relative to their industry peers, as well as to the market as a whole. The portfolio is constructed with the intent of producing a 50% yield premium over the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), with returns comparable to the S&P 500 Index over time with less risk. This may be accomplished, in part, by buying high quality companies with above-average dividends. Additionally, the Fund uses convertible securities for extra income and diversification. So, the Fund should be in a position to capture a large portion of returns in rising markets, while avoiding the full impact of a falling market.

HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST TWELVE MONTHS?

     With the economy enjoying low unemployment, steady growth and little inflation, the stock market recorded another outstanding gain. Higher interest rates blunted the performance of the slightly yield sensitive Nations Equity Income Fund; however, the Fund was able to attain 75% of the S&P 500 Index return with less volatility.

WHAT PARTICULAR SECTORS/STOCKS IMPACTED FUND PERFORMANCE?*

     Strong stock selection in the technology and financial sectors contributed heavily to the Fund's positive performance. On average, the financial stocks owned by the Fund rose more than 40% while technology holdings gained over 35%, outperforming the overall sectors. Stocks that performed especially well included Fleet Financial Group Inc. and Harris Corporation. While increasing interest rates and deregulation issues in the utility industry weighed on returns, careful stock selection in this sector provided strong returns for the Fund relative to the return for the sector as a whole.

     Poor performance from several stocks in the capital goods and utilities sectors held by the Fund throughout the year diluted Fund performance. For example, Keystone International fell almost 20% in price. Management is moving the company away from lower margin revenues, causing some sales and cost absorption difficulties. Currently, we believe that the company will become a good performer after it makes this transition. Shares of Raytheon Company dropped 10% in the last year as the company faced delays in contract awards in its Engineering and Construction division. However, the stock may well be an outperformer should Raytheon receive approval to acquire units of Texas Instruments and Hughes Electronics. Among the portfolio's utility holdings, PECO Energy had the worst performance, declining more than 15% in value.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     The current environment favors the Equity Income style and the Fund's positioning which avoids high volatility and favors a defensive posture. The Fund is currently positioned for continued moderate increases in short-term interest rates and an economy which we believe will slow but avoid recession. Many stocks in economically sensitive sectors, such as basic materials and capital goods, have already traded down to "recession" levels, anticipating a correction in the economy. This pullback in stock price has given us an opportunity to increase exposure to these sectors with little downside risk. Likewise, we continue to underweight financials and pharmaceuticals due to their high valuations.

NATIONS FUNDS
Nations Equity Income Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

Materials/Processing                       21.0%
Convertible Bonds and Notes,
  U.S. Treasury Securities,
  Repurchase Agreement and
  Other Assets and Liabilities (Net)       16.6%
Utilities                                  15.1%
Energy                                      8.1%
Consumer Staples                            7.7%
Financial Services                          6.5%
Auto and Transportation                     5.3%
Other                                       4.9%
Healthcare                                  4.2%
Consumer Durables                           3.7%
Producer Durables                           3.6%
Technology                                  3.3%



-------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS A
% OF NET ASSETS AS OF 3/31/97

 1. U.S. T-Bond, 5.625% 02/15/06                   5.3%
 2. Genuine Parts Company                          1.6
 3. Supervalu Inc.                                 1.6
 4. Sonoco Products Company                        1.6
 5. Mallinckrodt Inc.                              1.6
 6. Imperial Chemical Industries Plc, ADR          1.5
 7. Computer Associates International Inc.         1.5
 8. Sun Company, Inc.                              1.5
 9. Nucor Corporation                              1.5
10. Chiquita Brands International Inc., Series B
      Conv., $3.750                                1.5

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN

INVESTOR A SHARES
----------------------------------
Year Ended 03/31/97         15.30%
Five Years Ended 03/31/97   13.78%
Since Inception (04/16/91)
  through 03/31/97          13.76%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Equity Income Fund on April 16, 1991 (inception date). Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.


                                                   Standard & Poor's 500                                  Growth of Investment
              Measurement Period                   Composite Stock Price       Lipper Equity Income        with Distributions
                 (Quarterly)                               Index                  Funds Average                Reinvested
Apr. 16, 1991                                               10000                      10000                      10000
May 31, 1991                                                 9952                      10021                       9890
                                                            10483                      10669                      10618
                                                            11361                      11283                      11395
                                                            11075                      11296                      11299
May 31, 1992                                                11285                      11567                      11593
                                                            11641                      11873                      12069
                                                            12226                      12423                      12509
                                                            12759                      13246                      13154
May 31, 1993                                                12821                      13434                      13248
                                                            13151                      14027                      13735
                                                            13455                      14193                      14068
                                                            12946                      13659                      13506
May 31, 1994                                                13000                      13703                      13752
                                                            13634                      14245                      14273
                                                            13632                      13873                      13886
                                                            14958                      14899                      15063
May 31, 1995                                                16384                      15920                      15970
                                                            17685                      17084                      16936
                                                            18749                      18003                      17685
Mar. 31, 1996                                               19755                      18826                      18688
                                                            20640                      19379                      19363
                                                            21279                      19861                      19889
                                                            23051                      21339                      21153
Mar. 31, 1997                                               23670                      21681                      21548

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Equity Income Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                     14.55%*
Year Ended 03/31/97                     15.01%
Since Inception (06/17/92) through
  03/31/97                              13.51%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                     14.76%
Since Inception (06/07/93) through
  03/31/97                              13.26%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                     15.62%
Five Years Ended 03/31/97               14.10%
Since Inception (4/11/91) through
  03/31/97                              14.12%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                              11.17%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Equity Income Fund from the date each class of shares was first offered. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (4/11/91) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997


                       STANDARD &
                       POORS 500                 GROWTH OF
                       COMPOSITE                 INVESTMENT
                         STOCK                      WITH
 MEASUREMENT PERIOD      PRICE                   DISTRIBUTIONS
    (QUARTERLY)          INDEX                   REINVESTED
JUNE 17, 1992             10000                     10000
                          10315                     10522
                          10834                     10932
                          11306                     11473
MAY 31, 1993              11361                     11536
                          11653                     11938
                          11925                     12195
                          11472                     11694
MAY 31, 1994              11520                     11883
                          12082                     12309
                          12080                     11953
                          13255                     12937
MAY 31, 1995              14518                     13687
                          15671                     14494
                          16614                     15090
MAR. 31, 1996             17506                     15944
                          18290                     16506
                          18855                     16942
                          20426                     18016
MAR. 31, 1997             20975                     18338

                     INVESTOR N SHARES AS OF MARCH 31, 1997


                       STANDARD &
                       POORS 500                 GROWTH OF
                       COMPOSITE                 INVESTMENT
                         STOCK                      WITH
 MEASUREMENT PERIOD      PRICE                   DISTRIBUTIONS
    (QUARTERLY)          INDEX                   REINVESTED
JUNE 7, 1993              10000                     10000
                          10387                     10429
                          10400                     10670
                          10586                     10236
MAY 31, 1994              10425                     10411
                          10933                     10784
                          10508                     10480
                          11366                     11356
MAY 31, 1995              12526                     12016
                          13276                     12740
                          14390                     13276
MAR. 31, 1996             15454                     14013
                          16148                     14500
                          16646                     14876
                          18032                     15805
MAR. 31, 1997             18516                     16081

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997


                                               GROWTH OF
                              STANDARD &      INVESTMENT
                              POOR'S 500         WITH
                               COMPOSITE     DISTRIBUTIONS
    MEASUREMENT PERIOD        STOCK PRICE     REINVESTED
       (QUARTERLY)               INDEX          PRIMARY
APR. 11, 1991                     10000           10000
MAY 31, 1991                       9976            9933
                                  10508           10668
                                  11388           11465
                                  11101           11376
MAY 31, 1992                      11312           11687
                                  11669           12140
                                  12255           12634
                                  12790           13292
MAY 31, 1993                      12851           13394
                                  13182           13894
                                  13487           14233
                                  12977           13682
MAY 31, 1994                      13031           13939
                                  13667           14475
                                  13665           14093
                                  14994           15308
MAY 31, 1995                      16423           16224
                                  17727           17227
                                  18793           17982
MAR. 31, 1996                     19802           19027
JUN. 28, 1996                     20689           19723
                                  21329           20270
                                  23105           21565
MAR. 31, 1997                     23726           21998

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                               NATIONS VALUE FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

     Sharon Herrmann, CFA, is Senior Portfolio Manager of Nations Value Fund and a Director of Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks growth of capital by investing in companies that are believed to be undervalued.
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     Nations Value Fund Investor A Shares produced another year of strong returns for shareholders, generating a total return of 17.80% for the one-year period ended March 31, 1997. The Fund outperformed its peer group, the Lipper Growth and Income Funds Average, which returned 15.47%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Herrmann shares her views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     Nations Value Fund is based on the premise that a well-diversified portfolio of undervalued companies with low prices relative to the earnings they are expected to generate should, over time, outperform the overall market while incurring lower than average market risk. The Fund's focus on owning stocks with low price-to-earnings ratios should provide a cushion during periods of market declines.

HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE LAST TWELVE MONTHS?

     As investor anxiety climbed with each upward move in the market, companies that carried a high level of predictability of positive earnings revisions were rewarded by higher stock prices. Conversely, those that disappointed in terms of earnings were severely damaged. Therefore, our strategy of owning companies with relatively low price-to-earnings multiples and improving forward earnings was a winning one. Fund performance was significantly enhanced by the ability to avoid companies that experienced negative earnings surprises. The market also favored large-capitalization companies, which make up the majority of the Fund's portfolio.

WHAT PARTICULAR SECTORS/STOCKS IMPACTED FUND PERFORMANCE?*

     Outperformance came from stocks in a variety of sectors, including consumer staples, energy, finance, technology and healthcare. Our decision to overweight the energy sector significantly boosted Fund performance, as companies such as Amoco, British Petroleum and several natural gas companies benefited from an increase in energy demand and low inventory levels. The Fund's overweight position in financial stocks was also rewarding. Among the major winners for the Fund were regional and money center banks, such as Bank of New York Inc., Chase Manhattan Corporation, and Citicorp, as well as insurance companies ITT Hartford Group Inc., and CIGNA Corporation, which are major restructuring stories. Other strong performers included Intel Corporation, the market share leader in semiconductors, whose share price increased a whopping 104.6% over the past year ended March 31, 1997.

     Slightly suppressing returns were companies in the utilities sector that are held as a defensive hedge, should we have a major market decline, due to their attractive dividend yields. Because of deregulation concerns, these stocks possess some of the best valuations in our discipline and, we believe, represent a timely buying opportunity.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     We believe Nations Value Fund will continue to deliver attractive total return potential relative to the market over the coming year. The portfolio is structured to continue to take advantage of companies trading at low prices relative to the earnings they are expected to generate in a broad array of sectors, including energy, finance, utilities and basic materials. Also, the Fund is selectively buying technology stocks, as this sector is now selling at attractive valuation levels given its recent downturn.

     As of the fiscal year end, the Fund's valuation level is more attractive than the overall stock market, selling at a modest price-to-earnings multiple of just 14.9 times weighted average earnings for 1997. This compares favorably with the multiple of the Standard & Poor's 500 Composite Stock Price Index which, according to our estimates, is currently selling at approximately 19 times 1997 earnings.

     As we move further into 1997, our focus for the Fund will be on avoiding companies that experience major earnings disappointments. The Fund's broad diversification should reduce the risk of heavy concentrations in any one specific company or industry -- a prudent strategy as we enter a more volatile market environment with historically high price levels.

NATIONS FUNDS
Nations Value Fund
------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

Consumer Staples                                             6.7%
Producer Durables                                            6.3%
Consumer Discretionary                                       4.8%
Other                                                        4.8%
Repurchase Agreement and Other Assets and Liabilities (Net)  4.7%
Financial Services                                          15.2%
Materials/Processing                                         7.3%
Auto and Transportation                                      7.3%
Healthcare                                                   9.6%
Energy                                                      10.3%
Technology                                                  10.5%
Utilities                                                   12.5%

----------------------------------------
    TOP TEN PORTFOLIO HOLDINGS AS A
     % OF NET ASSETS AS OF 3/31/97

  1. Intel Corporation                              2.8%
  2. Harris Corporation                             2.4
  3. Compaq Computer Corporation                    2.3
  4. General Re Corporation                         2.3
  5. Bristol-Myers Squibb Company                   2.3
  6. CIGNA Corporation                              2.3
  7. Xerox Corporation                              2.2
  8. Lockheed Martin Corporation                    2.2
  9. Mobil Corporation                              2.2
 10. Schering-Plough Corporation                    2.1


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN

INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        17.80%
Five Years Ended 03/31/97  15.00%
Since Inception (12/06/89)
  through 03/31/97         14.21%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund on December 6, 1989 (inception date). Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper Growth and Income Funds Average combine a growth of earnings orientation and an income requirement for level and/or rising dividends.


                                                   STANDARD & POOR'S 500                                  GROWTH OF INVESTMENT
              MEASUREMENT PERIOD                   COMPOSITE STOCK PRICE     LIPPER GROWTH AND INCOME      WITH DISTRIBUTIONS
                 (QUARTERLY)                               INDEX                  FUNDS AVERAGE                REINVESTED
DEC. 6, 1989                                               10000                      10000                      10000
                                                            9932                       9879                      10107
                                                           10555                      10380                      10634
                                                            9106                       9010                       9347
NOV. 30, 1990                                               9921                       9676                      10386
                                                           11360                      11057                      11780
                                                           11333                      11036                      11779
                                                           11938                      11662                      12296
NOV. 30, 1991                                              12938                      12504                      13073
                                                           12611                      12518                      13149
                                                           12851                      12545                      13219
                                                           13256                      12861                      13362
NOV. 30, 1992                                              13922                      13654                      14004
                                                           14530                      14315                      14672
                                                           14599                      14476                      15010
                                                           14975                      15031                      15671
NOV. 30, 1993                                              15322                      15367                      16254
                                                           14742                      14911                      15831
                                                           14804                      14871                      15703
                                                           15526                      15515                      15971
NOV. 30, 1994                                              15523                      15244                      15753
                                                           17033                      16427                      17216
                                                           18657                      17758                      18937
                                                           20138                      19087                      20450
NOV. 30, 1995                                              21350                      19940                      21388
                                                           22495                      21018                      22450
                                                           23504                      21688                      23326
                                                           24231                      22339                      23896
MAR. 31, 1996                                              26249                      23981                      25847
MAR. 31, 1997                                              26954                      24279                      26446

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Value Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                     17.01%*
Year Ended 03/31/97                     17.51%
Since Inception (06/17/92) through
  03/31/97                              15.48%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                     17.21%
Since Inception (06/07/93) through
  03/31/97                              15.90%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                     18.07%
Five Years Ended 03/31/97               15.24%
Since Inception (09/19/89) through
  03/31/97                              14.00%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                              13.20%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Value Fund from the date each class of shares was first offered. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (9/19/89) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 17, 1992                    10000           10000

    MEASUREMENT PERIOD
  (FISCAL YEAR COVERED)          10315           10361
NOV. 30, 1992                    10834           10830
                                 11306           11309
                                 11361           11551
                                 11653           12031
NOV. 30, 1993                    11923           12460
                                 11472           12116
                                 11520           11995
                                 12082           12171
NOV. 30, 1994                    12080           11992
                                 13255           13069
                                 14518           14358
                                 15671           15473
NOV. 30, 1995                    16614           16147
MAR. 31, 1996                    17505           16944
                                 18290           17597
                                 18855           18010
                                 20426           19468
MAR. 31, 1997                    20975           19911

                     INVESTOR N SHARES AS OF MARCH 31, 1997


                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
        (QUARTERLY)              INDEX        REINVESTED
JUNE 7, 1993                     10000           10000
                                 10287           10588
NOV. 30, 1993                    10526           10967
                                 10127           10665
                                 10170           10577
                                 10666           10735
NOV. 30, 1994                    10664           10585
                                 11701           11539
                                 12617           12682
                                 13834           13673
NOV. 30, 1995                    14667           14286
MAR. 31, 1996                    15454           14979
                                 16146           15546
                                 16646           15898
                                 18032           17180
MAR. 31, 1997                    18516           17557

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997


                               GROWTH OF      STANDARD &
                              INVESTMENT       POORS 500
                                 WITH          COMPOSITE
    MEASUREMENT PERIOD       DISTRIBUTIONS    STOCK PRICE
         (QUARTERLY)          REINVESTED         INDEX
SEPT. 19, 1989                   10000           10000
NOV. 30, 1989                    10073           10205
                                 10148            9898
                                 10676           10520
                                  9384            9076
NOV. 30, 1990                    10428            9888
                                 11827           11322
                                 11826           11295
                                 12345           11696
NOV. 30, 1991                    13125           12894
                                 13201           12569
                                 13273           12808
                                 13417           13212
NOV. 30, 1992                    14083           13875
                                 14758           14481
                                 15107           14550
                                 15781           14925
NOV. 30, 1993                    16388           15271
                                 15959           14693
                                 15828           14754
                                 16096           15474
NOV. 30, 1994                    15898           15471
                                 17372           16976
                                 19134           18594
                                 20661           20071
NOV. 30, 1995                    21636           21278
MAR. 31, 1996                    22724           22420
JUN. 28, 1996                    23624           23425
                                 24201           24149
                                 26206           26161
MAR. 31, 1997                    26829           26863

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                           NATIONS MANAGED INDEX FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

     Greg Golden is Portfolio Manager of Nations Managed Index Fund and Structured Products Manager, Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").
--------------------------------------------------------------------------------

PERFORMANCE REVIEW*

     Nations Managed Index Fund commenced operations on July 31, 1996. From its date of inception through March 31, 1997, the Investor A Shares of the Fund returned 20.12% to investors versus 19.94% for the S&P 500 Index.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Golden shares his views on financial market conditions and Fund performance for the period from July 31, 1996 through March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     Unlike traditional index funds, Nations Managed Index Fund has an active management overlay. We believe that by minimizing exposure to unattractive securities and carefully controlling portfolio risk, while maintaining the characteristics of the S&P 500 Index, we can provide investors with positive incremental performance relative to the benchmark Index. We believe that our carefully structured process also reduces the risk of underperforming the Index. In addition, we employ various techniques, such as limiting portfolio turnover, to try to manage capital gains distributions.

HOW HAS THE FUND PERFORMED UNDER THE MARKET CONDITIONS THAT HAVE PREVAILED SINCE ITS INCEPTION?**

     Since reaching a peak of 816.30 on February 18, 1997, the S&P 500 Index has, as of March 31, 1997, given back over 7.25% as investors began to question the longevity of the current bull market. Recently, many companies reporting in-line or slightly below consensus earnings reports for the period suffered crushing sell-offs as the market showed its disapproval. In this environment, diversification has rewarded investors.

     The Fund performed well in this volatile environment, due to good stock selection and sector weightings. Stock and sector selection are driven by our multi-factor valuation approach which considers earnings momentum, earnings estimate revisions, earnings yield, price-to-book, price-to-earnings ratios and cash flow. Over the reporting period, the most important individual factor in identifying the relative attractiveness of companies was earnings momentum. Companies such as Dell Computer Corporation, Coca-Cola Company and Intel Corporation, which the Fund had overweighted relative to the Index, contributed significantly to performance.

WHAT PARTICULAR SECTORS WERE FAVORABLE/UNFAVORABLE FOR THE FUND?

     Strength during the year was found in finance, technology, and energy. Areas of weakness included utilities, consumer durables, and materials & services.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     Moving forward, at least in the short-term, we expect that the energy, finance, and utility sectors will be emphasized in the Fund.
---------------

* The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser. Such fee waivers and expense reimbursements have the effect of increasing total return.

** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

NATIONS FUNDS
Nations Managed Index Fund

-------------------------------------------
 PORTFOLIO BREAKDOWN AS OF 3/31/97


U.S. Treasury Bill, Repurchase Agreement
and Other Assets and Liabilities (Net)     4.6%
Auto and Transportation                    4.3%
Consumer Discretionary                    10.1%
Consumer Staples                           8.6%
Energy                                    11.2%
Financial Services                        15.6%
Utilities                                 10.2%
Technology                                 9.3%
Producer Durables                          6.0%
Other                                      4.3%
Materials/Processing                       7.4%
Healthcare                                 8.4%

---------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS A
  % OF NET ASSETS AS OF 3/31/97

 1. General Electric Company                       2.6%
 2. Exxon Corporation                              2.3
 3. Coca-Cola Company                              2.2
 4. Intel Corporation                              2.0
 5. Microsoft Corporation                          1.8
 6. Merck & Company, Inc.                          1.7
 7. Royal Dutch Petroleum Company, ADR             1.6
 8. Philip Morris Companies Inc.                   1.6
 9. Procter & Gamble Company                       1.2
10. International Business Machines Corporation    1.2

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AGGREGATE TOTAL RETURN

INVESTOR A SHARES
---------------------------------
Since Inception (07/31/96)
  through 03/31/97         20.12%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Managed Index Fund on July 31, 1996 (inception date). Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper Growth and Income Funds Average combine a growth of earnings orientation and an income requirement for level and/or rising dividends.



                                                   Standard & Poor's 500                                  Growth of Investment
              Measurement Period                   Composite Stock Price     Lipper Growth and Income      with Distributions
                 (Quarterly)                               Index                  Funds Average                Reinvested
July 31, 1996                                             10000                      10000                      10000
Sept. 30, 1996                                            10785                      10773                      10744
Dec. 31, 1996                                             11684                      11656                      11695
Mar. 31, 1997                                             11998                      11949                      12012

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Managed Index Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C AND PRIMARY A SHARES AS OF MARCH 31, 1997

AGGREGATE TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Since Inception (07/31/96) through
  03/31/97                              19.61%*
Since Inception (07/31/96) through
  03/31/97                              20.11%

* adjusted for maximum contingent deferred sales charge of 0.50% when Investor C Shares are redeemed within one year of purchase

PRIMARY A SHARES
----------------------------------------------
Since Inception (07/31/96) through
  03/31/97                              20.22%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C and Primary A Shares of Nations Managed Index Fund from the date each class of shares was first offered. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, includes reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997



                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
        (QUARTERLY)              INDEX        REINVESTED
JULY 31, 1996                    10000           10000
SEPT. 30, 1996                   10785           10744
DEC. 31, 1996                    11684           11688
MAR. 31, 1997                    11998           11961

                     PRIMARY A SHARES AS OF MARCH 31, 1997



                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
       (QUARTERLY)               INDEX         REINVESTED
JULY 31, 1996                     10000           10000
SEPT. 30, 1996                    10785           10744
DEC. 31, 1996                     11684           11700
MAR. 31, 1997                     11998           12022

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                           NATIONS EQUITY INDEX FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

     Greg Golden is Portfolio Manager of Nations Equity Index Fund and Structured Products Manager, Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AND REVIEW*

     For the one-year period ended March 31, 1997, Nations Equity Index Fund Investor A Shares provided a total return of 19.06%, slightly lagging the 19.19% return of the Lipper S&P 500 Index Objective Funds Average.

HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST TWELVE MONTHS?

     Nations Equity Index Fund tracked the S&P 500 Index for the twelve months ending March 31, 1997, returning 19.06% versus 19.77% for the Index. Index funds continue to do well compared to more actively managed strategies. In fact, according to Lipper Analytical Services, Inc., the Growth & Income Funds Average for the same period was only 15.47%.

     Since reaching a peak of 816.30 on February 18, 1997, the S&P 500 Index, as of the end of the reporting period, had given back over 7.25% as investors began to question the longevity of the current bull market. Recently, companies reporting in-line or slightly below consensus earnings reports for the period suffered crushing sell-offs as the market showed its disapproval. In this environment, diversification has rewarded investors.

WHAT PARTICULAR SECTORS WERE FAVORABLE/UNFAVORABLE FOR THE FUND?**

     Strength during the year was found in semiconductors, oil & gas drilling, and savings & loans. Areas of weakness included gold, machines, and construction.

---------------

* The performance shown includes the effect of fee waivers by the investment adviser. Such fee waivers have the effect of increasing total return.

** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

NATIONS FUNDS
Nations Equity Index Fund

-------------------------------------------
 PORTFOLIO BREAKDOWN AS OF 3/31/97



Other Common Stocks, U.S. Treasury Bills,
Repurchase Agreement and
Other Assets and Liabilities (Net)            4.6%
Utilities                                     9.6%
Auto and Transportation                       4.0%
Technology                                   10.2%
Materials/Processing                          7.6%
Energy                                        9.8%
Financial Services                           15.1%
Healthcare                                   10.5%
Producer Durables                             6.7%
Consumer Discretionary                       11.6%
Consumer Staples                             10.3%

---------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS A
  % OF NET ASSETS AS OF 3/31/97

 1. General Electric Company                       2.8%
 2. Coca-Cola Company                              2.4
 3. Exxon Corporation                              2.3
 4. Intel Corporation                              2.0
 5. Microsoft Corporation                          1.9
 6. Merck & Company, Inc.                          1.8
 7. Royal Dutch Petroleum Company, ADR             1.6
 8. Philip Morris Companies Inc.                   1.6
 9. Procter & Gamble Company                       1.4
10. International Business Machines Corporation    1.3

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN

INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        19.06%
Since Inception (10/10/95)
  through 03/31/97         22.06%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Equity Index Fund on October 10, 1995 (inception date). Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper S&P 500 Index Objective Funds Average are passively managed, limited expense funds designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis.


                                                   Standard & Poor's 500                                  Growth of Investment
              Measurement Period                   Composite Stock Price       Lipper S&P 500 Index        with Distributions
             (Fiscal Year Covered)                         Index             Objective Funds Average           Reinvested
Oct. 10, 1995                                               10000                      10000                      10000
Nov. 30, 1995                                               10602                      10590                      10710
Mar. 31, 1996                                               11170                      11145                      11267
                                                            11671                      11632                      11755
                                                            12032                      11977                      12092
                                                            13034                      12959                      13090
Mar. 31, 1997                                               13384                      13287                      13414

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

PRIMARY A SHARES
-----------------------------------------------
Year Ended 03/31/97                      19.41%
Since Inception (12/15/93) through
  03/31/97                               18.58%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
-----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               13.93%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Primary A and Primary B Shares of Nations Equity Index Fund from the date each class of shares was first offered. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends.

Assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (12/15/93) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                              POOR'S 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
       (QUARTERLY)              INDEX          REINVESTED
DEC. 15, 1993                   10000           10000
                                 9738            9681
                                 9778            9710
                                10256           10182
NOV. 30, 1994                   10254           10172
                                11251           11151
                                12324           12208
                                13302           13166
NOV. 30, 1995                   14103           13938
MAR. 31, 1996                   14859           14677
JUN. 28, 1996                   15525           15329
                                16005           15787
                                17336           17093
MAR. 31, 1997                   17804           17526

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                        NATIONS DISCIPLINED EQUITY FUND
                           PERFORMANCE AND COMMENTARY
-------------------------------------------------------------------------------
PORTFOLIO MANAGER

     Jeff Moser, CFA, is Senior Portfolio Manager of Nations Disciplined Equity Fund and Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per share.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Disciplined Equity Fund Investor A Shares provided shareholders with a total return of 16.76%, outperforming the Lipper Growth Funds Average, which returned 11.75%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Moser shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.

     The core premise behind Nations Disciplined Equity Fund is that earnings drive stock prices. We use quantitative techniques to construct an equally weighted portfolio of undervalued companies most likely to report earnings that exceed expectations.

     To capture earnings momentum or earnings surprises, the Fund uses a proprietary tracking system that follows a set of established rules for the buy, sell and valuation process. Essentially, this proprietary model, called ALPHA, does three key things: it identifies stock buying opportunities, evaluates the reasonableness of the price of these opportunities and signals when to sell a stock. Of course, we validate the entire process with in-depth research and analysis of the companies identified by ALPHA.

WHAT PARTICULAR SECTORS/STOCKS IMPACTED FUND PERFORMANCE?*

     Investments in financial stocks proved very rewarding over the past year. This group scored very high within our quantitative model on both earnings momentum and valuation. Therefore, the Fund was overweighted in the group most of the year. Some of the best performers were Student Loan Marketing Association, BankAmerica Corporation and Travelers Group Inc. Another standout sector for the Fund was consumer stocks. The Fund was very successful with investments in the retail group including NIKE, Inc., TJX Companies Inc. and Dayton Hudson Corporation. Retail food was another spotlight within the consumer group, with significant gains in Safeway Inc. and Vons Companies.

     We lost ground to the market by being underweighted in the consumer staples sector. Our valuation models indicated that household products and healthcare companies were significantly overvalued so we avoided those stocks. However, the market favored those types of large-capitalization, growth stocks for their stability and consistency of earnings. The Fund did not own the blue-chip names such as Coca-Cola Co., Proctor & Gamble, and Merck & Company, Inc. which accounted for much of the market's advance. We were also negatively impacted by surprise downturns in earnings momentum in names such as Digital Equipment, Bay Networks (both affected by losing business to competitors) and WorldCom Inc. (dilutive merger). Each of these stocks was subsequently sold by the Fund.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     The sector emphasis and portfolio characteristics of the Fund are driven by our quantitative model, which, we believe, identifies the best combination of earnings momentum and valuation among the stock universe. The narrow, large-company focused market of the last few years has made those companies relatively less attractive on a valuation basis. Therefore, we are finding the best valuations among medium-sized companies and, thus, the Fund has an average market capitalization significantly below that of the Standard & Poor's 500 Composite Stock Price Index. We continue to find the best earnings momentum in financial and energy stocks and are emphasizing those sectors. Also, we are emphasizing the capital goods sector based on positive business trends and earnings from this group in the current economic environment. The Fund is underrepresented in healthcare companies as our process shows the group to be significantly overvalued.

NATIONS FUNDS
Nations Disciplined Equity Fund
------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97

Repurchase Agreement and Other Assets and Liabilities (Net)   2.7%
Utilities                                                     7.3%
Technology                                                    7.8%
Producer Durables                                             7.4%
Other                                                         3.7%
Materials/Processing                                         13.4%
Healthcare                                                    3.6%
Auto and Transportation                                       5.8%
Consumer Discretionary                                        8.0%
Energy                                                       12.2%
Financial Services                                           21.8%


-----------------------------------
  TOP TEN PORTFOLIO HOLDINGS AS A

 1. United Technologies Corporation                2.3%
 2. Dell Computer Corporation                      2.2
 3. Texaco Inc.                                    2.2
 4. USX-Marathon Group (New)                       2.2
 5. Compuware Corporation                          2.1
 6. Baker Hughes Inc.                              2.1
 7. Guidant Corporation                            2.1
 8. Safeway Inc.                                   2.1
 9. Fruit of the Loom Inc., Class A                2.1
10. Chase Manhattan Corporation                    2.1


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN

INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        16.76%
Since Inception (07/26/93)
  through 03/31/97         14.95%

Inception is based on The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993. The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Disciplined Equity Fund on July 26, 1993 (inception date). Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds included in the Lipper Growth Funds Average normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

                                                   Standard & Poor's 500                                  Growth of Investment
              Measurement Period                   Composite Stock Price       Lipper Growth Funds         with Distributions
                 (Quarterly)                              Index                     Average                   Reinvested
July 26, 1993                                             10000                      10000                      10000
                                                          10299                      10537                      11894
Nov. 30, 1993                                             10538                      10783                      11506
                                                          10139                      10432                      10926
                                                          10181                      10165                      10188
                                                          10678                      10711                      11012
Nov. 30, 1994                                             10676                      10577                      10768
                                                          11714                      11379                      10938
                                                          12831                      12510                      12313
                                                          13850                      13617                      13562
Nov. 30, 1995                                             14683                      13943                      13707
Mar. 31, 1996                                             15471                      14693                      14300
                                                          16165                      15334                      14863
                                                          16664                      15772                      15354
                                                          18052                      16617                      16709
Mar. 31, 1997                                             18537                      16454                      16696

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                     15.95%*
Year Ended 03/31/97                     16.45%
Since Inception (05/10/95) through
  03/31/97                              21.12%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                     15.86%
Since Inception (05/20/94) through
  03/31/97                              16.99%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                     17.00%
Since Inception (10/01/92) through
  03/31/97                              22.80%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                              12.13%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Disciplined Equity Fund from the date each class of shares was first offered. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (10/1/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                              POOR'S 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
MAY 10, 1995                     10000           10000

                                 10640           10673
                                 11485           11744

NOV. 30, 1995                    12176           11845

MAR. 31, 1996                    12829           12343
                                 13404           12819
                                 13819           13238
                                 14970           14393

MAR. 31, 1997                    15372           14373

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
        (QUARTERLY)              INDEX        REINVESTED
MAY 20, 1994                     10000           10000
                                  9755            9779
                                 10231           10555

NOV. 30, 1994                    10230           10304
                                 11224           10437
                                 12294           11730
                                 13271           12896

NOV. 30, 1995                    14069           12999
MAR. 31, 1996                    14824           13533
                                 15489           14034
                                 15967           14472
                                 17297           15721

MAR. 31, 1997                    17762           15678

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
    MEASUREMENT PERIOD        STOCK PRICE    DISTRIBUTIONS
         (QUARTERLY)             INDEX        REINVESTED
OCT. 1, 1992                     10000           10000

NOV. 30, 1992                    10502           13311

                                 10961           14105
                                 11013           15100
                                 11297           17923

NOV. 30, 1993                    11559           17279
                                 11121           16409
                                 11167           15304
                                 11712           16542

NOV. 30, 1994                    11710           16181
                                 12849           16441
                                 14074           18521
                                 15192           20413

NOV. 30, 1995                    16106           20636

MAR. 31, 1996                    16970           21529

JUN. 28, 1996                    17731           22388
                                 18279           23139
                                 19801           25193

MAR. 31, 1997                    20333           25188

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                          NATIONS CAPITAL GROWTH FUND
                           PERFORMANCE AND COMMENTARY
-------------------------------------------------------------------------------
PORTFOLIO MANAGER

     Philip J. Sanders, CFA, is Senior Portfolio Manager of Nations Capital Growth Fund and Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Capital Growth Fund Investor A Shares provided shareholders with a total return of 11.58%, slightly underperforming the Lipper Growth Funds Average, which returned 11.75%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Sanders shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     We believe that a stock portfolio of large-capitalization companies with superior long-term growth prospects, selling at reasonable prices, will provide superior returns over a market cycle. We look for companies that are well positioned to generate sustainable earnings growth at a rate well above the overall market. The companies in which the Fund invests are generally regarded as industry leaders, have strong track records and possess key competitive advantages that can be used to sustain their above-average growth rates and potentially report earnings above consensus expectations. To augment our search for superior growth companies, we particularly focus on those firms whose prospects are leveraged to positive secular themes embedded in the marketplace. These themes include demographics, emerging technologies, deregulation and changes in consumer spending patterns, among others.

     While the majority of the Fund's holdings are in large-capitalization issues, we have the flexibility to selectively invest in some smaller company issues that possess superior growth prospects.

WHAT WERE MARKET CONDITIONS OVER THE LAST TWELVE MONTHS?

     Moderate economic growth and a relatively benign inflation environment combined to provide a favorable backdrop for corporate earnings growth and the overall equity market during the period. In turn, this presented a favorable environment for investors in Nations Capital Growth Fund.

WHAT PARTICULAR SECTORS/STOCKS IMPACTED FUND PERFORMANCE?*

     The sectors that stood out in terms of performance over the past year were financials, technology and healthcare. Financial stocks benefited tremendously from a combination of moderate economic growth and relatively low inflation. While most financial stocks performed well over the past year, bank stocks, in particular, did well. The Fund benefited from this trend through its positions in Norwest Corporation, Bank of New York, Inc. and Chase Manhattan Corporation.

     Technology continued to benefit from the ongoing trend toward productivity-driven capital spending. The growth of the Internet, the computer networking of corporate America, and the growing demand for advanced telecommunication services, all combined to leave this sector with a compelling secular growth profile. Despite the strong, positive fundamentals for the sector, technology company stock price performance tended to favor established, large-capitalization companies. Two portfolio holdings that performed particularly well during this time period were Intel Corporation and

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

Microsoft Corporation. These leading companies continued to cement their positions as dominant players in the semiconductor and software industries, respectively.

     Finally, the healthcare sector exhibited strong performance, led by major pharmaceutical companies such as Merck & Company, Inc., Bristol-Myers Squibb Companies and Schering-Plough Corporation. Fund performance benefited significantly from these holdings. High quality earnings growth resulting from new product approvals and strong unit demand trends were rewarded with higher valuations in the marketplace. The Fund's exposure to this sector is broad-based and also includes healthcare service providers, hospital supply companies and medical device manufacturers.

     Fund performance was negatively impacted by the consumer cyclical and utilities sectors. Within the consumer cyclical sector, the Fund's emphasis on certain fast growing retailers such as OfficeMax Inc., Lowe's Companies and Home Depot was not rewarded as fears of slowing growth and increased competition constrained the valuation of these stocks. Also, the Fund's focus on the telecommunications portion of the utilities sector hampered performance as several holdings, including Frontier Corporation and Century Telephone Enterprises, experienced slower than expected growth. Even telecommunications companies where earnings met expectations posted somewhat disappointing price performance as ongoing regulatory reform in the sector fanned investor fears of heightened competition.

     The relatively narrow focus of the market's advance also hampered the Fund's performance. Throughout the year, investor preference for the largest capitalization issues remained prominent. This trend was especially evident in the technology sector where the Fund maintained an overweighted posture throughout the year. While the Fund benefited from its holdings in large-capitalization issues such as Microsoft Corporation and Intel Corporation, many smaller capitalization issues in the data networking and software industries lagged the overall market despite strong fundamental outlooks. In general, the market's preference for the largest capitalization stocks did not play to the strengths of the Fund given that its emphasis on growth results in a portfolio containing a higher proportion of smaller, faster growing companies than the Standard & Poor's 500 Composite Stock Price Index.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     The ongoing trend toward productivity-driven capital spending continues to provide a favorable investment backdrop for technology stocks. Within this sector, our focus is likely to remain on software, networking, data services and telecommunications equipment issues, where earnings growth prospects remain the most sustainable. While technology sector returns have been driven in the most recent time period by larger-capitalization, high-profile issues, we expect performance to broaden out as valuation discrepancies between large and smaller companies become increasingly compelling. Also, strong unit demand trends, an increasingly responsive Federal Drug Administration and generally rising estimates continue to provide support for our emphasis on healthcare stocks. Finally, in keeping with the Fund's overall growth philosophy, the utility, energy and most economically sensitive sectors are likely to remain underweighted in the Fund given their uninspiring earnings outlooks and below-average sustainable growth prospects.

NATIONS FUNDS
NATIONS CAPITAL GROWTH FUND
----------------------------------------
PORTFOLIO BREAKDOWN AS OF 3/31/97
Healthcare                            18.3%
Technology                            16.4%
Financil Services                     15.9%
Consumer Discretionary                11.7%
Consumer Staples                       7.7%
Materials/Processing                   6.3%
Producer Durables                      5.2%
Telecommunications                     4.7%
Other                                  4.7%
Utilities                              4.5%
Energy                                 4.4%
Repurchase Agreement and Other
Assets and Liabilities (Net)           0.2%

      -------------------------------------
         TOP TEN PORTFOLIO HOLDINGS AS A
           % OF NET ASSETS AS OF 3/31/97

 1. Intel Corporation                              2.8%
 2. General Re Corporation                         2.7
 3. Abbott Laboratories                            2.2
 4. American International Group, Inc.             2.2
 5. Microsoft Corporation                          2.2
 6. Emerson Electric Company                       2.2
 7. Merck & Company Inc.                           2.1
 8. HFS Inc.                                       2.0
 9. PepsiCo Inc.                                   2.0
10. Schering-Plough Corporation                    1.9







--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        11.58%
Since Inception (10/02/92)
  through 03/31/97         12.65%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Capital
Growth Fund on October 2, 1992
(inception date). Figures for
the Standard & Poor's 500
Composite Stock Price Index,
an unmanaged index of 500
widely held common stocks,
include reinvestment of
dividends. Funds included in
the Lipper Growth Funds
Average normally invest in
companies whose long-term
earnings are expected to grow
significantly faster than the
earnings of the stocks
represented in the major
unmanaged stock indices.

                                                   Standard & Poor's 500                                  Growth of Investment
              Measurement Period                   Composite Stock Price       Lipper Growth Funds         with Distributions
                 (Quarterly)                              Index                     Average                   Reinvested
Oct. 2, 1992                                               10000                      10000                      10000
Nov. 30, 1992                                              10502                      10909                      10777

                                                           10961                      11197                      10964
                                                           11013                      11290                      10853
                                                           11297                      11851                      11217
Nov. 30, 1993                                              11559                      12121                      11588
                                                           11121                      11729                      11237
                                                           11167                      11448                      10897
                                                           11712                      12052                      11564
Nov. 30, 1994                                              11710                      11896                      11408
                                                           12849                      12800                      12128
                                                           14074                      14048                      13433
                                                           15192                      15276                      14612
Nov. 30, 1995                                              16106                      15671                      14666
Mar. 31, 1996                                              16970                      16515                      15312
                                                           17731                      17218                      15929
                                                           18279                      17712                      16506
                                                           19801                      18728                      17349
Mar. 31, 1997                                              20333                      18596                      17086

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Capital Growth Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                     10.96%*
Year Ended 03/31/97                     11.39%
Since Inception (10/02/92) through
  03/31/97                              11.96%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                     10.68%
Since Inception (06/07/93) through
  03/31/97                              12.49%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                     11.88%
Since Inception (09/30/92) through
  03/31/97                              12.93%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               7.07%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Capital Growth Fund from the date each class of shares was first offered. Figures for the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (9/30/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.
                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
MEASUREMENT PERIOD            STOCK PRICE    DISTRIBUTIONS
   (QUARTERLY)                   INDEX        REINVESTED
OCT. 2, 1992                    10000           10000
NOV. 30, 1992                   10502           10752
                                10961           10922
                                11013           10794
                                11297           11135
NOV. 30, 1993                   11559           11481
                                11121           11109
                                11167           10758
                                11712           11390
NOV. 30, 1994                   11710           11219
                                12849           11898
                                14074           13144
                                15192           14276
NOV. 30, 1995                   16106           14298
                                16970           14917
                                17731           15513
                                18279           16075
MAR. 31, 1996                   19801           16876
MAR. 31, 1997                   20333           16616

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                               POORS 500      INVESTMENT
                               COMPOSITE         WITH
MEASUREMENT PERIOD            STOCK PRICE    DISTRIBUTIONS
   (QUARTERLY)                   INDEX        REINVESTED
JUNE 7, 1993                    10000           10000
                                10029           10239
                                10287           10562
NOV. 30, 1993                   10526           10889
                                10127           10537
                                10170           10205
                                10666           10813
NOV. 30, 1994                   10664           10641
                                11701           11293
                                12817           12481
                                13834           13552
NOV. 30, 1995                   14667           13582
MAR. 31, 1996                   15454           14157
                                16146           14699
                                16646           15210
                                18032           15943
MAR. 31, 1997                   18516           15669

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                              STANDARD &       GROWTH OF
                              POOR'S 500      INVESTMENT
                               COMPOSITE         WITH
MEASUREMENT PERIOD            STOCK PRICE    DISTRIBUTIONS
   (QUARTERLY)                   INDEX         REINVESTED
SEPT. 30, 1992                  10000           10000
NOV. 30, 1992                   10502           10780
                                10961           10982
                                11013           10877
                                11297           11248
NOV. 30, 1993                   11559           11626
                                11121           11279
                                11167           10944
                                11712           11631
NOV. 30, 1994                   11710           11481
                                12849           12212
                                14074           13520
                                15192           14726
NOV. 30, 1995                   16106           14778
MAR. 31, 1996                   16970           15449
JUNE 28, 1996                   17731           16080
                                18279           16682
                                19801           17528
MAR. 31, 1997                   20333           17284

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                          NATIONS EMERGING GROWTH FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

     C. Thomas Clapp, CFA, is Senior Portfolio Manager of Nations Emerging Growth Fund and Director of the Equity Management Group for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Emerging Growth Fund Investor A Shares provided shareholders with a total return of 0.18%, underperforming the Lipper MidCap Funds Average return of 4.95%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Clapp shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     The Fund invests in high quality growth companies with average market capitalizations of $2 billion. The earnings growth rates of these companies have averaged over 30% per year for the previous three years. Operating margins and return on equity are much higher than the average mid-capitalization size company, often reflecting value-added product lines that serve niche markets with significant barriers to entry. As a result of this discipline, most companies selected for the portfolio have sales between $50 million and $1.5 billion.

HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE LAST TWELVE MONTHS?

     During the course of the year, as investors became increasingly nervous over the high level of the stock market, money flowed to the larger, more stable blue chip stocks. This resulted in small- and mid-sized companies, such as those in which the Fund invests, underperforming the S&P 500 Index (a broad market index) for the year.

     The Fund invests in companies with high earnings growth rates. Those high growth rates are usually accompanied by high price-to-earnings ratios (p/e ratios). Unfortunately, the market environment was one in which the threat of rising interest rates compressed p/e ratios in all sectors and, as a result, many portfolio holdings traded at substantial discounts to their growth rates. To compound the difficult environment, the Fund was significantly overweighted in the volatile technology sector, with these holdings averaging over 30% of the portfolio for the year. Although the Fund's technology holdings have high growth rates, the market penalized many of these stocks for their high p/e ratios.

WHAT PARTICULAR SECTORS/STOCKS IMPACTED FUND PERFORMANCE?*

     Numerous companies included in the Fund had returns in excess of 50% for the year. The best industries (and some portfolio holdings in those industries) for the year included: financials (Franklin Resources Inc., Northern Trust Company and First USA Paymentech Inc.), consumer cyclicals (Dollar General Corporation, Lands' End Inc. and Promus Hotel) and healthcare (Acuson Corporation, Genesis Health Ventures and Health Management Associates Inc.). For the coming year, healthcare and retailers are expected to continue to offer some of the best earnings growth.

     Weaker industries for the period were networking and software stocks as investors began to fear the market dominance of Intel Corporation and Microsoft Corporation. As Intel cut prices on its networking products and Microsoft announced new software products, investors became concerned that smaller companies would not be able to compete against these industry giants. Accordingly, we have chosen to focus on technology companies with proven products, high barriers to entry and defensible market positions.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

LARGE-CAPITALIZATION STOCKS OUTPERFORMED SMALLER-CAPITALIZATION STOCKS OVER THE PAST YEAR.
WHAT SCENARIO DO YOU FORESEE OVER THE NEXT TWELVE MONTHS?

     During the past year, large-capitalization stocks significantly outperformed smaller-capitalization stocks. As the spread in performance continued, the relative valuation of small-capitalization and mid-capitalization stocks became much more attractive. Going forward, we believe the interest rate environment will be benign, which should close the valuation gap and allow mid-capitalization stocks to outperform over the coming year.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     The Fund will continue to focus on the strongest industries measured by our monitor list of 300 eligible companies with expanding margins and positive earnings revisions. Technology and energy sectors have come under pressure and their respective weightings will be brought closer in line to those of the Standard & Poor's Midcap 400 Index (an index of mid-capitalization companies). We remain confident in the strength of the economy and therefore, expect to maintain the Fund's positions in consumer cyclicals. Healthcare is expected to enjoy superb growth and we will be looking for more opportunities in this sector.

NATIONS FUNDS
Nations Emerging Growth Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 3/31/97






  1. Technology                           20.4%
  2. Consumer Discretionary               13.8%
  3. Financial Services                   11.0%
  4. Healthcare                           11.0%
  5. Energy                               10.5%
  6. Other                                 9.8%
  7. Repurchase Agreement and Other
       Assets and Liabilities (Net)        8.5%
  8. Producer Durables                     5.9%
  9. Telecommunications                    3.4%
 10. Consumber Staples                     2.9%
 11. Auto and Transportation               2.8%


       -------------------------------------
          TOP TEN PORTFOLIO HOLDINGS AS A
           % OF NET ASSETS AS OF 3/31/97

  1. BMC Software, Inc.                             1.9%
  2. Tellabs, Inc.                                  1.8
  3. Papa John's International Inc.                 1.8
  4. Converse Technology Inc.                       1.7
  5. Bed Bath & Beyond Inc.                         1.7
  6. Parker & Parsley Petroleum Company             1.7
  7. Northern Trust Company                         1.7
  8. SunGard Data Systems, Inc.                     1.6
  9. SunAmerica, Inc.                               1.6
 10. Parametric Technology Corporation              1.6


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN

      INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         0.18%
Since Inception (12/10/92)
  through 03/31/97         12.51%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Emerging Growth Fund on December 10, 1992 (inception date). Figures for the Standard & Poor's Smallcap 600 Index, which is an unmanaged index which measures the performance of selected U.S. stocks with a small market capitalization, include reinvestment of dividends. Figures for the Standard & Poor's Midcap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is an unmanaged, market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order. Funds included in the Lipper MidCap Funds Average limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index.

                                                                                                                Growth of
                                                                                                             Investment with
          Measurement Period             Lipper MidCap Funds    Standard & Poor's     Standard & Poor's       Distributions
             (Quarterly)                       Average          Midcap 400 Index     Smallcap 600 Index        Reinvested
Dec. 10, 1992                                   10000                 10000                 10000                 10000
                                                10352                 10328                 10685                 10066
                                                10629                 10569                 10889                 10360
                                                11999                 11100                 11974                 11252
Nov. 30, 1993                                   11697                 11395                 12165                 11699
                                                11335                 10963                 11495                 11073
                                                10769                 10563                 10982                 10345
                                                11671                 11278                 11779                 11740
Nov. 30, 1994                                   11573                 10987                 11456                 11745
                                                12408                 11876                 11964                 12342
                                                13505                 12923                 13068                 13438
                                                15054                 14185                 14703                 14814
Nov. 30, 1995                                   15237                 14387                 14732                 15234
Mar. 31, 1996                                   16167                 15273                 15535                 16581
                                                16904                 15713                 16305                 17797
                                                17467                 16170                 16786                 18086
                                                17809                 17150                 17698                 18025
Mar. 31, 1997                                   16746                 17462                 16678                 16611

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                    (0.49)%*
Year Ended 03/31/97                    (0.04)%
Since Inception (12/18/92) through
  03/31/97                              11.87%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                    (0.57)%
Since Inception (06/07/93) through
  03/31/97                              13.39%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      0.48%
Since Inception (12/04/92) through
  03/31/97                              12.42%

AGGREGATE TOTAL RETURN
PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                             (6.80)%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Emerging Growth Fund from the date each class of shares was first offered. Figures for the Standard & Poor's Smallcap 600 Index, which is an unmanaged index which measures the performance of selected U.S. stocks with a small market capitalization, include reinvestment of dividends. Figures for the Standard & Poor's Midcap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is an unmanaged, market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (12/4/92) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.
                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                                 GROWTH OF
                       STANDARD &   STANDARD &   INVESTMENT
                         POORS        POOR'S        WITH
 MEASUREMENT PERIOD    MIDCAP 400    SMALLCAP    DISTRIBUTIONS
    (QUARTERLY)          INDEX      600 INDEX    REINVESTED
DEC. 18, 1992            10000        10000        10000
                         10328        10328        10030
                         10569        10526        10303
                         11100        11575        11173
NOV. 30, 1993            11395        11759        11589
                         10963        11111        10954
                         10563        10615        10207
                         11278        11385        11568
NOV. 30, 1994            10987        11074        11552
                         11876        11564        12115
                         12923        12632        13147
                         14185        14212        14488
NOV. 30, 1995            14387        14240        14875
MAR. 31, 1996            15273        15016        16176
                         15713        15761        17345
                         16170        16225        17621
                         17150        17107        17549
MAR. 31, 1997            16895        16121        16170

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                    GROWTH                               GROWTH
                      OF                                   OF
                   INVESTMENT     STANDARD   STANDARD   INVESTMENT
                     WITH         & POOR'S   & POOR'S     WITH
  MEASUREMENT      DISTRIBUTIONS  MIDCAP     SMALLCAP    DISTRIBUTIONS
     PERIOD        REINVESTED      400        600        REINVESTED
  (QUARTERLY)         B            INDEX      INDEX          A
DEC. 4, 1992       10000          10000      10000      10000
                   9950           10675      10685       9950
                   10240          10923      10889      10240
                   11141          11472      11974      11141
NOV. 30, 1993      11583          11778      12165      11583
                   10975          11330      11495      10975
                   10256          10917      10982      10256
                   11644          11656      11779      11644
NOV. 30, 1994      11658          11356      11456      11658
                   12258          12274      11964      12258
                   13342          13357      13068      13342
                   14731          14661      14703      14731
NOV. 30, 1995      15156          14870      14732      15156
MAR. 31, 1996      16508          15785      15535      16508
JUN. 28, 1996      17731          16240      16305      17731
                   18004          16713      16786      18027
                   17932          17725      17698      17980
MAR. 31, 1997      16525          17462      16678      16574

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                   STANDARD &    STANDARD &    INVESTMENT
  MEASUREMENT         POOR'S        POOR'S        WITH
     PERIOD          SMALLCAP    MIDCAP 400   DISTRIBUTIONS
  (QUARTERLY)      600 INDEX       INDEX      REINVESTED
DEC. 4, 1992       10000          10000       10000
                   10685          10675        9950
                   10889          10923       10240
                   11974          11472       11141
NOV. 30, 1993      12165          11778       11583
                   11495          11330       10975
                   10982          10917       10256
                   11779          11656       11644
NOV. 30, 1994      11456          11356       11658
                   11964          12274       12258
                   13068          13357       13342
                   14703          14661       14731
NOV. 30, 1995      14732          14870       15156
MAR. 31, 1996      15535          15785       16508
JUN. 28, 1996      16305          16240       17731
                   16786          16713       18027
                   17698          17725       17980
MAR. 31, 1997      16678          17462       16574

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                      NATIONS MANAGED SMALLCAP INDEX FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------
PORTFOLIO MANAGER

     Greg Golden is Portfolio Manager of Nations Managed SmallCap Index Fund and Structured Products Manager, Equity Management for TradeStreet Investment Associates, Inc., investment sub-adviser to the Fund.

PORTFOLIO OBJECTIVE

     The Fund seeks, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index ("S&P 600 Index").
--------------------------------------------------------------------------------
PERFORMANCE REVIEW*

     Nations Managed SmallCap Index Fund commenced operations on October 15, 1996. For the five months since its inception date to March 31, 1997, Nations Managed SmallCap Index Fund Investor A Shares outpaced the S&P 600 Index, returning (1.52%) versus (1.85%) for the Index. The Fund also outperformed the Lipper Small Company Growth Funds Average, which returned (8.83%).

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Golden shares his views on financial market conditions and Fund performance for the period from October 15, 1996 through March 31, 1997.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     Unlike traditional index funds, Nations Managed SmallCap Index Fund has an active management overlay. We believe that by minimizing exposure to unattractive securities and carefully controlling portfolio risk, while maintaining the characteristics of the S&P SmallCap 600 Index, we can provide investors with positive incremental performance relative to the benchmark Index. We believe that our carefully structured approach also reduces the risk of underperforming the Index. In addition, we employ various techniques, such as limiting portfolio turnover, to try to manage capital gains distributions.

HOW HAS THE FUND PERFORMED UNDER THE MARKET CONDITIONS THAT PREVAILED SINCE ITS INCEPTION?

     Volatility in the equity market spiked towards the end of the fiscal year, leaving many mutual funds with sharp losses. Many companies reporting in-line or slightly below consensus earnings reports for the period suffered crushing sell-offs as the market showed its disapproval. In this environment, diversification rewarded investors.

     On a relative basis, the Fund performed well in this volatile environment, due to good stock selection and sector weightings. Stock and sector selection are driven by our multi-factor valuation approach which considers earnings momentum, earnings estimate revisions, earnings yield, price-to-book, price-to-earnings ratios and cash flow. Over the reporting period, the most important individual factor in identifying the relative attractiveness of companies was earnings momentum.

WHAT PARTICULAR SECTORS AFFECTED THE FUND'S PERFORMANCE?**

     Strength during the year was found in finance, capital goods, and transportation. Areas of weakness included technology, energy, materials & services.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     Going forward, at least for the short-term, we expect to be focusing on utilities, energy, and transportation. Less attractive groups, which are underweighted in the Fund, appear to be consumer staples, capital goods, and technology.
---------------

* The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser. Such fee waivers and expense reimbursements have the effect of increasing total return.

** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

NATIONS FUNDS
Nations Managed SmallCap Index Fund

-------------------------------------
PORTFOLIO BREAKDOWN AS OF 3/31/97

U.S. Treasury Bill, Repurchase Agreement
and Other Assets and Liabilities (Net)    5.4%
Utilities                                 4.6%
Transportation                            5.0%
Technology                                9.0%
Producer Durables                         4.6%
Other                                     8.7%
Materials/Processing                     12.0%
Healthcare                                7.2%
Financial Services                       18.2%
Energy                                    6.3%
Consumer Staples                          5.0%
Consumer Discretionary                   14.0%

-----------------------------------
  TOP TEN PORTFOLIO HOLDINGS AS A
   % OF NET ASSETS AS OF 3/31/97

 1. Union Planters Corporation            0.9%
 2. Charter One Financial, Inc.           0.7
 3. Noble Drilling Corporation            0.7
 4. U.S. Filter Corporation               0.7
 5. Zions Bancorporation                  0.7
 6. AGCO Corporation                      0.6
 7. SCI Systems, Inc.                     0.6
 8. Ross Stores, Inc.                     0.5
 9. Premark International, Inc.           0.5
10. Komag Inc.                            0.5

-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AGGREGATE TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Since Inception (10/15/96)
  through 03/31/97         (1.52)%

The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Managed SmallCap Index Fund on October 15, 1996 (inception date). Figures for the Standard & Poor's Smallcap 600 Index, which is an unmanaged index which measures the performance of selected U.S. stocks with a small market capitalization, include reinvestment of dividends. Funds included in the Lipper Small Company Growth Funds Average limit their investments to companies on the basis of the size of the company.

                                                                                             Growth of Investment
              Measurement Period         Standard & Poors         Lipper Small Company        with Distributions
                 (Quarterly)            Smallcap 600 Index        Growth Funds Average            Reinvested
Oct. 15, 1996                         10000                      10000                      10000
Dec. 31, 1996                         10544                      10232                      10315
Mar. 31, 1997                          9935                       9534                       9848

Assumes the reinvestment of all distributions.
--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
Aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AGGREGATE TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Since Inception (10/15/96) through
  03/31/97                             (1.95)%*
Since Inception (10/15/96) through
  03/31/97                             (1.46)%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

PRIMARY A SHARES
----------------------------------------------
Since Inception (10/15/96) through
  03/31/97                             (1.37)%

PRIMARY B SHARES**
----------------------------------------------
Since Inception (10/15/96) through
  03/31/97                             (1.51)%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Primary A and Primary B Shares of Nations Managed SmallCap Index Fund from the date each class of shares was first offered. Figures for the Standard & Poor's Smallcap 600 Index, which is an unmanaged index which measures the performance of selected U.S. stocks with a small market capitalization, include reinvestment dividends.

Each chart assumes the reinvestment of all distributions.

** Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (10/15/96) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This will result in a slight variance in the performance of Primary A and Primary B Shares.
                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                              STANDARD &      INVESTMENT
                                 POORS           WITH
    MEASUREMENT PERIOD       SMALLCAP 600    DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
OCT. 15, 1996                   10000           10000
DEC. 31, 1996                   10544           10317
MAR. 31, 1997                    9935            9805

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                              STANDARD &      INVESTMENT
                                 POORS           WITH
    MEASUREMENT PERIOD       SMALLCAP 600    DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
OCT. 15, 1996                   10000           10000
DEC. 31, 1996                   10544           10317
MAR. 31, 1997                    9935            9863

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     MARCH 31, 1997

                                                      VALUE
   SHARES                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 59.0%
                AEROSPACE AND DEFENSE -- 2.5%
      43,000    Litton Industries, Inc.+........   $  1,730,750
      20,100    Lockheed Martin Corporation.....      1,688,400
      42,600    Raytheon Company................      1,922,325
                                                     ----------
                                                      5,341,475
                                                     ----------
                APPAREL AND TEXTILES -- 0.8%
      24,500    V.F. Corporation................      1,638,438
                                                     ----------
                AUTOMOBILE AND TRUCK
                  MANUFACTURERS -- 1.0%
      68,700    Ford Motor Company..............      2,155,463
                                                     ----------
                AUTOMOBILE PARTS
                  MANUFACTURERS -- 1.6%
      48,700    Cooper Tire & Rubber Company....        900,950
      35,800    Dana Corporation................      1,176,925
      34,900    Snap-On Inc. ...................      1,352,375
                                                     ----------
                                                      3,430,250
                                                     ----------
                BANKS -- 0.5%
      13,900    Bankers Trust N.Y.
                  Corporation...................      1,139,800
                                                     ----------
                CHEMICALS -- BASIC -- 4.3%
      69,200    Cabot Corporation...............      1,660,800
      16,800    Dow Chemical Company............      1,344,000
      48,500    Georgia Gulf Corporation........      1,224,625
      35,600    Imperial Chemical Industries
                  Plc, ADR......................      1,619,800
      43,700    Mallinckrodt Inc. ..............      1,797,162
      30,800    PPG Industries, Inc. ...........      1,663,200
                                                     ----------
                                                      9,309,587
                                                     ----------
                CHEMICALS -- SPECIALTY -- 1.0%
     125,400    Wellman Inc. ...................      2,194,500
                                                     ----------
                COAL, GAS AND PIPELINE -- 0.8%
     133,100    Transportadora de Gas del Sur,
                  SA, ADR.......................      1,713,662
                                                     ----------
                COMPUTER RELATED -- 1.3%
      52,300    Ceridian Corporation+...........      1,876,262
      19,000    Hewlett-Packard Company.........      1,011,750
                                                     ----------
                                                      2,888,012
                                                     ----------
                COMPUTER SERVICES -- 0.9%
      49,500    Electronic Data Systems
                  Corporation...................      1,998,563
                                                     ----------
                COMPUTER SOFTWARE -- 2.3%
      35,300    Cabletron Systems Inc.+.........      1,032,525
      52,800    Computer Associates
                  International, Inc. ..........      2,052,600
      57,900    3Com Corporation+...............      1,896,225
                                                     ----------
                                                      4,981,350
                                                     ----------
                CONSTRUCTION -- 0.8%
      31,200    Fluor Corporation...............      1,638,000
                                                     ----------
                DRUGS -- 1.7%
      17,400    Glaxo Wellcome Plc..............        615,525
      31,900    Pharmacia & Upjohn Inc. ........      1,168,338
      26,500    Rhone-Poulenc Rorer, Inc. ......      1,961,000
                                                     ----------
                                                      3,744,863
                                                     ----------
                ELECTRIC POWER -- 4.4%
      34,400    Baltimore Gas & Electric
                  Company.......................        920,200
      39,100    Central & South West
                  Corporation...................        835,763
      40,300    DTE Energy Company..............      1,083,062
      43,700    Duke Power Company..............      1,928,263
      29,400    Florida Progress Corporation....        893,025
      75,600    New York State Electric & Gas
                  Company.......................      1,634,850
      50,100    PECO Energy Company.............      1,020,787
      55,200    Unicom Corporation..............      1,076,400
                                                     ----------
                                                      9,392,350
                                                     ----------
                ELECTRICAL EQUIPMENT -- 0.7%
      21,700    Grainger (W.W.) Inc. ...........      1,605,800
                                                     ----------
                ELECTRONICS -- 1.5%
      48,600    AMP Inc. .......................      1,670,625
      26,300    Motorola, Inc. .................      1,587,862
                                                     ----------
                                                      3,258,487
                                                     ----------
                EXPLORATION AND DRILLING -- 0.8%
      42,800    Burlington Resources Inc. ......      1,829,700
                                                     ----------
                FOOD PRODUCERS -- 1.7%
      55,100    IBP, Inc. ......................      1,356,838
      67,400    McCormick & Company.............      1,651,300
      16,700    Sara Lee Corporation............        676,350
                                                     ----------
                                                      3,684,488
                                                     ----------
                FOOD RETAILERS -- 0.5%
      44,300    Great Atlantic & Pacific Tea
                  Inc. .........................      1,124,112
                                                     ----------
                FURNITURE AND APPLIANCES -- 1.9%
      49,700    Black & Decker Corporation......      1,596,613
      55,700    Rubbermaid, Inc. ...............      1,385,538
      23,700    Whirlpool Corporation...........      1,128,712
                                                     ----------
                                                      4,110,863
                                                     ----------
                HOUSEHOLD PRODUCTS -- 0.8%
      70,900    First Brands Corporation........      1,737,050
                                                     ----------
                INSURANCE -- 0.7%
      15,100    CNA Financial Corporation+......      1,619,475
                                                     ----------
                MACHINERY AND EQUIPMENT -- 4.0%
      35,100    Dover Corporation...............      1,842,750
      51,400    Harsco Corporation..............      1,869,675
      48,900    Foster Wheeler Corporation......      1,729,838
      39,400    General Signal Corporation......      1,541,525
      53,500    Trinity Industries, Inc. .......      1,625,062
                                                     ----------
                                                      8,608,850
                                                     ----------
                MEDICAL PRODUCTS AND
                  SUPPLIES -- 1.4%
      41,700    Bard (C.R.) Inc. ...............      1,188,450
      28,300    Medtronic, Inc. ................      1,761,675
                                                     ----------
                                                      2,950,125
                                                     ----------
                MEDICAL SERVICES -- 0.6%
      35,900    Columbia/HCA Healthcare
                  Corporation...................      1,207,137
                                                     ----------
                OIL -- DOMESTIC -- 5.8%
       9,800    Amoco Corporation...............        848,925
      44,000    Ashland Oil, Inc. ..............      1,771,000
      13,900    Atlantic Richfield Company......      1,843,487
      33,800    Kerr-McGee Corporation..........      2,091,375
      52,100    Phillips Petroleum Company......      2,129,587

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
   SHARES                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
                OIL -- DOMESTIC -- (CONTINUED)
      53,000    Ultramar Diamond Shamrock
                  Corporation...................   $  1,682,750
     116,100    Union Texas Petroleum Holdings,
                  Inc. .........................      2,133,338
                                                     ----------
                                                     12,500,462
                                                     ----------
                OIL -- INTERNATIONAL -- 0.6%
       9,500    Mobil Corporation...............      1,240,937
                                                     ----------
                PAPER AND FOREST PRODUCTS -- 3.5%
      17,300    Georgia-Pacific Corporation.....      1,254,250
      31,900    Mead Corporation................      1,690,700
      65,100    Sonoco Products Company.........      1,757,700
      64,900    Westvaco Corporation............      1,630,613
      25,900    Weyerhaeuser Company............      1,155,787
                                                     ----------
                                                      7,489,050
                                                     ----------
                RECREATION -- 0.7%
      54,100    Circus Circus Enterprises
                  Inc.+.........................      1,406,600
                                                     ----------
                RETAIL -- GENERAL -- 1.8%
      40,000    Mercantile Stores Inc. .........      1,855,000
      40,500    Penney (J.C.) Company Inc. .....      1,928,812
                                                     ----------
                                                      3,783,812
                                                     ----------
                SEMICONDUCTORS -- 0.7%
      66,900    Atmel Corporation+..............      1,601,419
                                                     ----------
                STEEL -- 1.2%
      20,500    British Steel Plc...............        545,812
      43,700    Nucor Corporation...............      1,999,275
                                                     ----------
                                                      2,545,087
                                                     ----------
                TELECOMMUNICATIONS -- 0.8%
      46,200    Royal PTT Nederland NV, ADR.....      1,674,750
                                                     ----------
                TRANSPORTATION -- AIRLINES -- 1.2%
      15,500    AMR Corporation+................      1,278,750
      61,500    Southwest Airlines Company......      1,360,688
                                                     ----------
                                                      2,639,438
                                                     ----------
                TRANSPORTATION -- RAILROADS -- 0.8%
      22,600    Burlington Northern Santa Fe
                  Inc. .........................      1,672,400
                                                     ----------
                UTILITIES -- NATURAL GAS -- 1.3%
      62,000    Brooklyn Union Gas Company......      1,751,500
      32,000    Equitable Resources Inc. .......        980,000
                                                     ----------
                                                      2,731,500
                                                     ----------
                UTILITIES -- TELEPHONE -- 2.1%
      17,000    Ameritech Corporation...........      1,045,500
      15,800    Bell Atlantic Corporation.......        961,825
      52,500    LCI International, Inc.+........        879,375
      32,900    SBC Communications Inc. ........      1,731,362
                                                     ----------
                                                      4,618,062
                                                     ----------
                TOTAL COMMON STOCKS
                  (Cost $129,911,108)...........    127,205,917
                                                    ===========

 PRINCIPAL                                             VALUE
  AMOUNT                                              (NOTE 1)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.1%
$   565,000   Chase Manhattan Credit Card,
                Series 1996-4A, 6.730%
                02/15/03........................         566,057
  1,000,000   Circuit City Credit Card Master
                Trust, Series 1995-1, Class A,
                6.375% 08/15/05.................         985,313
$ 1,150,000   CS First Boston Mortgage
                Securities Corporation, 1996-2,
                Class A4, 6.620% 09/25/09.......    $  1,118,375
  1,000,000   EQCC, Home Equity Loan, Series
                1996-2, 6.700% 09/15/08.........         996,880
    825,000   Metris Master Trust, Series
                1996-1, Class A, 6.450%
                02/20/02........................         821,642
                                                    ------------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $4,533,209)...............       4,488,267
                                                    ============

CORPORATE BONDS AND NOTES -- 12.1%
              AUTOMOTIVE -- 2.0%
    750,000   Ford Motor Credit Company, MTN,
                6.060% 12/27/00.................         726,240
  1,250,000   General Motors Acceptance
                Corporation, MTN, 6.250%
                10/18/99........................       1,232,513
  1,250,000   Olympic Auto Receivables, Series
                1996-D, Class A4, 6.050%
                08/15/02........................       1,224,612
  1,000,000   Olympic Auto Receivables Trust,
                TBA, 6.800% 03/15/02............         999,380
                                                    ------------
                                                       4,182,745
                                                    ------------
              BANKING AND FINANCE -- 7.4%
  1,000,000   ADVANTA Corporation, MTN, 6.540%
                02/10/00........................         968,460
  1,250,000   Ahmanson (H.F.) & Company, MTN,
                6.530% 06/01/98.................       1,251,325
  1,300,000   BankAmerica Capital, 8.000%
                12/15/26........................       1,269,528
    350,000   BanPonce Corporation, MTN, 6.550%
                10/10/00........................         343,231
    900,000   Bear Stearns Company, Sr. Notes,
                6.750% 05/01/01.................         887,355
  1,250,000   Capital One Bank, Sr. Notes,
                7.200% 07/19/99.................       1,255,225
  1,125,000   Chrysler Financial Corporation,
                Sub. Notes, 6.375% 01/28/00.....       1,111,039
    400,000   Goldman Sachs, Grantor Notes,
                6.200% 02/15/01++...............         388,284
  1,000,000   International Lease Finance
                Corporation, MTN, 6.270%
                02/10/99........................         993,250
  1,250,000   Lehman Brothers Holdings, MTN,
                6.850% 10/08/99.................       1,246,163
  1,500,000   Morgan Stanley Group, Sr. Note,
                MTN, 6.125% 01/05/99............       1,486,920
              Paine Webber Group:
    800,000   7.700% 02/11/00...................         813,008
    825,000   7.300% 10/15/03...................         813,656

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

 PRINCIPAL                                             VALUE
  AMOUNT                                              (NOTE 1)
--------------------------------------------------------------------------------
CORPORATE)BONDS AND NOTES -- (CONTINUED)
              BANKING AND FINANCE -- (CONTINUED)
              Salomon Inc.:
$ 1,700,000   Sr. Note, 7.000% 05/15/99.........    $  1,703,349
    500,000   MTN, 6.625% 11/30/00..............         489,235
  1,250,000   Union Planters Corporation, Sub.
                Notes, 6.750% 11/01/05..........       1,179,225
                                                    ------------
                                                      16,199,253
                                                    ------------
              INDUSTRIAL -- 2.2%
    575,000   Auburn Hills Trust, Deb., 12.000%
                05/01/20........................         832,157
  1,500,000   Comdisco Inc., Sub. Note, 5.750%
                02/15/01........................       1,428,495
    425,000   Lockheed Martin Corporation,
                6.625% 06/15/98.................         425,820
  1,000,000   Sears Roebuck Acceptance
                Corporation, MTN, 6.690%
                04/30/01........................         986,340
  1,050,000   Time Warner, Inc., 7.450%
                02/01/98........................       1,055,523
                                                    ------------
                                                       4,728,335
                                                    ------------
              MEDICAL SERVICES -- 0.5%
  1,000,000   Columbia/HCA Healthcare
                Corporation, MTN, 8.700%
                02/10/10........................       1,090,570
                                                    ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $26,588,960)..............      26,200,903
                                                    ============

FOREIGN BOND -- 0.5%
  (Cost $1,077,427)
  1,000,000   Hydro-Quebec, 9.000% 03/07/01.....       1,056,490
                                                    ============
GOVERNMENT AGENCY -- 0.3%
  (Cost $600,431)
    600,000   Tennessee Valley Authority, 5.980%
                04/01/36........................         600,216
                                                    ============
MORTGAGE-BACKED SECURITIES -- 14.2%
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC)
                CERTIFICATES -- 1.0%
  2,293,793   GOLD, 6.500% 08/01/10.............       2,223,236
                                                    ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (FNMA) CERTIFICATES -- 8.1%
  1,950,000   7.180% 10/01/03...................       1,926,542
    869,124   7.000% 06/01/11 (1 Pool)..........         855,453
    958,858   9.000% 08/01/24 (1 Pool)..........       1,005,900
  1,582,159   7.500% 09/01/25 (1 Pool)..........       1,553,965
  1,377,038   8.000% 09/15/25 (1 Pool)..........       1,392,089
  5,553,539   6.500% 04/01/26 (2 Pools).........       5,169,956
  2,395,069   7.000% 04/01/26 (1 Pool)..........       2,294,021
  3,175,396   8.500% 06/01/26 -- 07/01/26
                (2 Pools) .....................        3,250,812
                                                    ------------
                                                      17,448,738
                                                    ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (GNMA)
                CERTIFICATES -- 5.1%
  2,359,073   8.000% 06/15/22 -- 10/15/24
                (2 Pools) ......................       2,379,294
    923,431   9.500% 02/15/25 (1 Pool)..........         992,106
  2,093,507   8.500% 08/15/24 -- 02/15/26
                (2 Pools) ......................       2,148,844
  4,218,949   9.000% 01/15/27 (1 Pool)..........       4,414,076
  1,110,999   7.500% 02/15/27 (1 Pool)..........       1,088,424
                                                    ------------
                                                      11,022,744
                                                    ------------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $30,962,933)..............      30,694,718
                                                    ============

U.S. TREASURY SECURITIES -- 6.7%
              U.S. TREASURY BONDS -- 4.2%
$ 1,720,000   8.125% 08/15/19...................    $  1,886,827
  8,090,000   6.250% 08/15/23...................       7,168,468
                                                    ------------
                                                       9,055,295
                                                    ------------
              U.S. TREASURY NOTES -- 2.5%
    900,000   5.625% 06/30/97...................         900,144
  4,585,000   7.000% 07/15/06...................       4,596,462
                                                    ------------
                                                       5,496,606
                                                    ------------
              TOTAL U.S. TREASURY
                SECURITIES
                (Cost $14,996,774)..............      14,551,901
                                                    ============
              TOTAL SECURITIES
                (Cost $208,670,842).............     204,798,412
                                                    ============
REPURCHASE AGREEMENT -- 13.5%
  (Cost $29,050,000)
 29,050,000   Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $29,055,084 on
                04/01/97, collateralized by:
                $29,050,074 U.S. Government
                Agency Securities,
                5.125% -- 8.740% due
                03/04/98 -- 12/15/43............      29,050,000
                                                    ============

  TOTAL INVESTMENTS
    (Cost $237,720,842*).................  108.4%   233,848,412
  OTHER ASSETS AND
    LIABILITIES (NET)....................   (8.4)   (18,051,554)
                                           -----   ------------
  NET ASSETS.............................  100.0%  $215,796,858
                                           =====   ============

---------------
  * Aggregate cost for Federal tax purposes is $238,326,207.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:

ADR     American Depositary Receipt
GOLD    Payments are on an accelerated 45-day payment cycle
        instead of 75-day cycle
MTN     Medium Term Note
TBA     To Be Announced

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 80.7%
              AEROSPACE AND DEFENSE -- 1.3%
    106,300   Raytheon Company.................     $ 4,796,787
                                                    -----------
              APPAREL AND TEXTILES -- 0.2%
     11,700   V.F. Corporation.................         782,438
                                                    -----------
              AUTOMOBILE PARTS MANUFACTURERS -- 3.1%
    290,700   Cooper Tire & Rubber Company.....       5,377,950
    128,900   Genuine Parts Company............       6,009,962
                                                    -----------
                                                     11,387,912
                                                    -----------
              BANKS -- 2.7%
     30,500   Chase Manhattan Corporation......       2,855,562
     56,600   CoreStates Financial
                Corporation....................       2,688,500
     79,200   Fleet Financial Group Inc. ......       4,534,200
                                                    -----------
                                                     10,078,262
                                                    -----------
              BEVERAGES -- 1.4%
    162,300   PepsiCo Inc. ....................       5,295,038
                                                    -----------
              CHEMICALS -- BASIC -- 3.7%
    125,300   Imperial Chemical Industries Plc
                ADR............................       5,701,150
     94,800   Lubrizol Corporation.............       3,081,000
    271,100   Wellman, Inc. ...................       4,744,250
                                                    -----------
                                                     13,526,400
                                                    -----------
              CHEMICALS -- SPECIALTY -- 1.7%
     46,500   Engelhard Corporation............         976,500
    315,700   RPM, Inc. .......................       5,248,512
                                                    -----------
                                                      6,225,012
                                                    -----------
              COAL, GAS AND PIPELINE -- 0.7%
     57,800   PanEnergy Corporation............       2,492,625
                                                    -----------
              COMPUTER RELATED -- 1.8%
     60,400   Hewlett-Packard Company..........       3,216,300
     25,500   International Business Machines
                Corporation....................       3,503,062
                                                    -----------
                                                      6,719,362
                                                    -----------
              COMPUTER SERVICES -- 1.5%
    144,200   Computer Associates
                International, Inc. ...........       5,605,775
                                                    -----------
              CONTAINERS -- 0.6%
     44,900   Crown Cork & Seal Inc. ..........       2,317,962
                                                    -----------
              DIVERSIFIED -- 3.7%
     93,000   Cooper Industries Inc. ..........       4,033,875
     91,000   Fluor Corporation................       4,777,500
     77,400   National Service Industries......       3,028,275
     34,900   PPG Industries, Inc. ............       1,884,600
                                                    -----------
                                                     13,724,250
                                                    -----------
              DRUGS -- 0.9%
     93,600   Pharmacia & Upjohn Inc. .........       3,428,100
                                                    -----------
              ELECTRIC POWER -- 6.7%
     64,800   American Electric Power..........       2,673,000
    101,400   Baltimore Gas & Electric
                Company........................       2,712,450
     65,400   CINergy Corporation..............       2,231,775
     82,200   Duke Power Company...............       3,627,075
    105,300   New York State Electric &
                Gas Company....................       2,277,113
    160,600   PacifiCorp.......................       3,432,825
    179,300   PECO Energy Company..............       3,653,237
    187,100   Southern Company.................       3,952,487
                                                    -----------
                                                     24,559,962
                                                    -----------
              ELECTRONICS -- 2.3%
    126,800   AMP Inc. ........................       4,358,750
     13,206   Avnet, Inc. .....................         744,488
     41,500   Harris Corporation...............       3,190,312
                                                    -----------
                                                      8,293,550
                                                    -----------
              FOOD PRODUCERS -- 3.0%
     80,300   Chiquita Brands International
                Inc. ..........................       1,254,687
     43,000   CPC International Inc. ..........       3,526,000
     24,600   General Mills Inc. ..............       1,528,275
    198,800   McCormick & Company..............       4,870,600
                                                    -----------
                                                     11,179,562
                                                    -----------
              FOOD RETAILERS -- 1.6%
    199,800   Supervalu Inc. ..................       5,944,050
                                                    -----------
              INSURANCE -- 2.7%
     34,700   General Re Corporation...........       5,482,600
     30,300   Lincoln National Corporation
                Ltd. ..........................       1,621,050
     40,500   St. Paul Companies Inc. .........       2,627,438
                                                    -----------
                                                      9,731,088
                                                    -----------

              MACHINERY AND EQUIPMENT -- 7.9%
    107,300   Briggs & Stratton Corporation....       4,815,088
     56,300   Dover Corporation................       2,955,750
    146,200   Foster Wheeler Corporation.......       5,171,825
     93,311   General Signal Corporation.......       3,650,793
    239,000   Keystone International, Inc. ....       4,242,250
    156,700   Pall Corporation.................       3,623,688
    146,400   Trinity Industries, Inc. ........       4,446,900
                                                    -----------
                                                     28,906,294
                                                    -----------
              MEDICAL PRODUCTS AND SUPPLIES -- 3.3%
     49,300   Baxter International Inc. .......       2,126,063
     93,800   Becton, Dickinson & Company......       4,221,000
    139,500   Mallinckrodt Inc. ...............       5,736,938
                                                    -----------
                                                     12,084,001
                                                    -----------
              METALS AND MINING -- 1.1%
    163,600   Cyprus Amax Minerals Company.....       3,885,500
                                                    -----------
              OFFICE EQUIPMENT -- 0.4%
     25,200   Pitney Bowes Inc. ...............       1,480,500
                                                    -----------
              OIL -- DOMESTIC -- 4.5%
     37,800   Ashland Oil, Inc. ...............       1,521,450
     32,500   Atlantic Richfield Company.......       4,310,313
    201,300   Occidental Petroleum
                Corporation....................       4,957,013
    212,575   Sun Company, Inc. ...............       5,553,522
                                                    -----------
                                                     16,342,298
                                                    -----------
              OIL -- INTERNATIONAL -- 1.7%
     23,980   Exxon Corporation................       2,583,845
     28,500   Mobil Corporation................       3,722,813
                                                    -----------
                                                      6,306,658
                                                    -----------
              OIL SERVICES -- 1.3%
    156,700   Dresser Industries, Inc. ........       4,740,175
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 4.5%
     73,880   Potlatch Corporation.............    $  3,038,315
    217,600   Sonoco Products Company..........       5,875,200
     70,000   Union Camp Corporation...........       3,298,750
     67,900   Westvaco Corporation.............       1,705,988
     62,600   Weyerhaeuser Company.............       2,793,525
                                                   ------------
                                                     16,711,778
                                                   ------------
              PRINTING AND PUBLISHING -- 0.5%
     56,600   Donnelley (R.R.) & Sons
                Company........................       1,973,925
                                                   ------------
              RETAIL -- GENERAL -- 3.3%
    138,200   Dillard Department Stores, Inc.,
                Class A........................       4,353,300
     85,000   May Department Stores Company....       3,867,500
     84,700   Penney (J.C.) Company, Inc. .....       4,033,837
                                                   ------------
                                                     12,254,637
                                                   ------------
              SERVICES -- 0.5%
     92,900   Ogden Corporation................       1,962,512
                                                   ------------
              STEEL -- 1.5%
    120,600   Nucor Corporation................       5,517,450
                                                   ------------
              TRANSPORTATION -- AIRLINES -- 0.5%
     82,900   ASA Holdings, Inc. ..............       1,720,175
                                                   ------------
              TRANSPORTATION -- RAILROADS -- 1.7%
     25,700   Burlington Northern Santa Fe.....       1,901,800
     93,600   CSX Corporation..................       4,352,400
                                                   ------------
                                                      6,254,200
                                                   ------------
              UTILITIES -- NATURAL GAS -- 3.0%
    110,400   Brooklyn Union Gas Company.......       3,118,800
     88,900   Consolidated Natural Gas
                Company........................       4,478,337
    112,300   Equitable Resources Inc. ........       3,439,188
                                                   ------------
                                                     11,036,325
                                                   ------------
              UTILITIES -- TELEPHONE -- 5.4%
     52,700   Ameritech Corporation............       3,241,050
     35,300   Bell Atlantic Corporation........       2,148,888
     26,600   BellSouth Corporation............       1,123,850
    257,500   Frontier Corporation.............       4,602,812
     41,300   GTE Corporation..................       1,925,612
     50,800   NYNEX Corporation................       2,317,750
     63,300   SBC Communications Inc. .........       3,331,162
     38,200   U.S. West Inc. ..................       1,298,800
                                                   ------------
                                                     19,989,924
                                                   ------------
              TOTAL COMMON STOCKS
                  (Cost $280,952,175)..........     297,254,487
                                                   ============
CONVERTIBLE PREFERRED STOCKS -- 2.7%
              BANKS -- 1.2%
    176,000   National Australia Bank, Conv.,
                7.8750%........................       4,400,000
                                                   ------------
              FOOD PRODUCERS -- 1.5%
     90,700   Chiquita Brands International
                Inc., Series B, Conv.,
                $3.750.........................       5,487,350
                                                   ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS
                (Cost $8,935,000)..............       9,887,350
                                                   ============
 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
   ------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 5.7%
              HEALTH CARE -- 0.7%
$ 3,100,000   Ivax Corporation, Conv. Note,
                6.500% 11/15/11................       2,573,000
                                                   ------------
              INSURANCE -- 1.1%
  4,200,000   NAC Re Corporation,
                Conv. Sub. Note,
                5.250% 12/15/02................       4,053,000
                                                   ------------
              RETAIL -- GENERAL -- 0.3%
  1,341,000   Costco Wholesale Corporation,
                Conv. Note,
                5.750% 05/15/02................       1,330,943
                                                   ------------
              RETAIL -- SPECIALTY -- 0.5%
  1,800,000   Home Depot Inc., Conv. Sub. Note,
                3.250% 10/01/01................       1,800,000
                                                   ------------
              SEMICONDUCTORS -- 0.8%
  3,000,000   Adaptec, Inc., Conv. Sub. Note,
                4.750% 02/01/04++..............       2,939,400
                                                   ------------
              OTHER -- 2.3%
  2,300,000   Integrated Health Services,
                Conv. Sub. Deb.,
                5.750% 01/01/01................       2,392,000
              Unisys Corporation, Conv. Sub.
                Note:
  2,000,000   8.250% 08/01/00..................       1,930,000
  3,500,000   8.250% 03/15/06..................       4,112,500
                                                   ------------
                                                      8,434,500
                                                   ------------
              TOTAL CONVERTIBLE BONDS AND NOTES
                (Cost $20,262,510).............      21,130,843
                                                   ============

U.S. TREASURY SECURITIES -- 7.8%
              U.S. TREASURY BONDS -- 7.8%
 21,550,000   5.625% 02/15/06..................      19,684,632
  4,800,000   6.500% 10/15/06..................       4,650,768
  4,500,000   6.625% 02/15/27..................       4,234,231
                                                   ------------
              TOTAL U.S. TREASURY SECURITIES
                (Cost $28,919,910).............      28,569,631
                                                   ============
              TOTAL SECURITIES
                (Cost $339,069,595)............     356,842,311
                                                   ============

REPURCHASE AGREEMENT -- 3.6%
  (Cost $13,108,000)
 13,108,000   Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $13,110,294 on
                04/01/97, collateralized by:
                $13,108,033 U.S. Government
                Agency Securities,
                5.125% -- 8.740% due
                03/04/98 -- 12/15/43...........      13,108,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $352,177,595*)...................  100.5%   369,950,311
OTHER ASSETS AND
  LIABILITIES (NET)......................  (0.5)    (1,740,795)
                                           -----   ------------
NET ASSETS...............................  100.0%  $368,209,516
                                           =====   ============

---------------
 * Aggregate cost for Federal tax purposes is $352,811,599.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
ADR  American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
            AEROSPACE AND DEFENSE -- 2.7%
  375,350   Lockheed Martin Corporation........   $   31,529,400
  151,300   Raytheon Company...................        6,827,413
                                                  --------------
                                                      38,356,813
                                                  --------------
            APPAREL AND TEXTILES -- 0.2%
   51,350   Liz Claiborne Inc. ................        2,240,144
                                                  --------------
            AUTOMOBILE AND TRUCK
              MANUFACTURERS -- 2.8%

  825,200   Ford Motor Company.................       25,890,650
  584,500   ITT Industries Inc. ...............       13,078,188
                                                  --------------
                                                      38,968,838
                                                  --------------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.9%
  306,800   Echlin Inc. .......................       10,431,200
  317,000   Goodyear Tire & Rubber Company.....       16,563,250
                                                  --------------
                                                      26,994,450
                                                  --------------
            BANKS -- 6.9%
  314,250   Banc One Corporation...............       12,491,437
  238,450   BankBoston Corporation.............       15,976,150
  399,200   Bank of New York Inc. .............       14,670,600
  286,400   Chase Manhattan Corporation........       26,814,200
   84,750   Citicorp...........................        9,174,187
  251,000   Mellon Bank Corporation............       18,260,250
                                                  --------------
                                                      97,386,824
                                                  --------------
            BEVERAGES -- 1.2%
  529,400   PepsiCo Inc. ......................       17,271,675
                                                  --------------
            CHEMICALS -- BASIC -- 3.4%
  278,900   Hercules, Inc. ....................       11,783,525
  209,800   IMC Global, Inc. ..................        7,579,025
  339,000   Mallinckrodt Inc. .................       13,941,375
  291,700   Nalco Chemical Company.............       10,902,288
   54,450   Rohm & Haas Company................        4,076,944
                                                  --------------
                                                      48,283,157
                                                  --------------
            CHEMICALS -- SPECIALTY -- 1.3%
   35,357   Millennium Chemicals Inc. .........          662,944
  412,000   Morton International Inc...........       17,407,000
                                                  --------------
                                                      18,069,944
                                                  --------------
            COAL, GAS AND PIPELINE -- 1.8%
  532,400   Coastal Corporation................       25,555,200
                                                  --------------
            COMPUTER RELATED -- 3.9%
  429,650   Compaq Computer Corporation+.......       32,921,931
  761,650   Sun Microsystems Inc.+.............       21,992,644
                                                  --------------
                                                      54,914,575
                                                  --------------
            CONSTRUCTION -- 1.1%
  290,200   Fluor Corporation..................       15,235,500
                                                  --------------
            CONTAINERS -- 2.2%
  400,000   Crown Cork & Seal Inc. ............       20,650,000
  314,900   Tupperware Corporation.............       10,549,150
                                                  --------------
                                                      31,199,150
                                                  --------------
            DIVERSIFIED -- 2.3%
  316,800   AlliedSignal Inc. .................       22,572,000
  150,000   Tenneco Inc. ......................        5,850,000
  207,621   Viad Corporation...................        3,321,936
                                                  --------------
                                                      31,743,936
                                                  --------------
            DRUGS -- 4.4%
  544,050   Bristol-Myers Squibb Company.......       32,098,950
  398,000   Schering-Plough Corporation........       28,954,500
                                                  --------------
                                                      61,053,450
                                                  --------------
            ELECTRIC POWER -- 4.5%
  370,000   Baltimore Gas & Electric Company...        9,897,500
  555,061   CINergy Corporation................       18,941,457
  555,000   DPL Inc. ..........................       13,389,375
  205,000   GPU, Inc. .........................        6,585,625
  667,000   New York State Electric & Gas
              Company..........................       14,423,875
                                                  --------------
                                                      63,237,832
                                                  --------------
            ELECTRICAL EQUIPMENT -- 1.2%
  164,100   General Electric Company...........       16,286,925
                                                  --------------
            ELECTRONICS -- 2.4%
  442,700   Harris Corporation.................       34,032,562
                                                  --------------
            FINANCIAL SERVICES -- 0.5%
  252,000   Paine Webber Group, Inc. ..........        7,119,000
                                                  --------------
            FOOD PRODUCERS -- 1.9%
  328,000   Nabisco Holdings Corporation,
              Class A..........................       13,366,000
  376,400   Quaker Oats Company................       13,738,600
                                                  --------------
                                                      27,104,600
                                                  --------------
            FOOD RETAILERS -- 0.4%
  115,438   Safeway Inc.+......................        5,353,437
                                                  --------------
            HOUSEHOLD PRODUCTS -- 0.6%
  346,850   First Brands Corporation...........        8,497,825
                                                  --------------
            INDUSTRIAL CONGLOMERATES -- 0.5%
  350,000   Premark International Inc. ........        6,956,250
                                                  --------------
            INSURANCE -- 7.8%
  217,900   CIGNA Corporation..................       31,840,637
  205,900   General Re Corporation.............       32,532,200
  352,200   ITT Hartford Group Inc. ...........       25,402,425
  374,700   Lincoln National Corporation
              Ltd. ............................       20,046,450
                                                  --------------
                                                     109,821,712
                                                  --------------
            MEDICAL PRODUCTS AND SUPPLIES -- 1.5%
  122,000   Baxter International Inc. .........        5,261,250
  358,200   Becton, Dickinson & Company........       16,119,000
                                                  --------------
                                                      21,380,250
                                                  --------------
            MEDICAL SERVICES -- 3.7%
1,000,300   Beverly Enterprises+...............       14,254,275
  644,000   Humana Inc.+.......................       14,168,000
  965,400   Tenet Healthcare Corporation+......       23,772,975
                                                  --------------
                                                      52,195,250
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            METALS AND MINING -- 1.8%
  456,600   ASARCO Inc. .......................   $   12,841,875
  204,400   Reynolds Metals Company............       12,672,800
                                                  --------------
                                                      25,514,675
                                                  --------------
            OFFICE EQUIPMENT -- 2.3%
  554,400   Xerox Corporation..................       31,531,500
                                                  --------------
            OIL -- DOMESTIC -- 2.1%
   86,100   Amoco Corporation..................        7,458,412
  526,400   Phillips Petroleum Company.........       21,516,600
                                                  --------------
                                                      28,975,012
                                                  --------------
            OIL -- INTERNATIONAL -- 5.4%
  154,000   British Petroleum Company Plc,
              ADR..............................       21,136,500
  209,800   Exxon Corporation..................       22,605,950
  240,600   Mobil Corporation..................       31,428,375
                                                  --------------
                                                      75,170,825
                                                  --------------
            OIL SERVICES -- 1.1%
  418,350   Valero Energy Corporation..........       15,217,481
                                                  --------------
            PAPER AND FOREST PRODUCTS -- 0.3%
   88,500   Mead Corporation...................        4,690,500
                                                  --------------
            PRINTING AND PUBLISHING -- 0.5%
  147,650   Dun & Bradstreet Corporation.......        3,746,619
  131,300   World Color Press, Inc.+...........        2,675,238
                                                  --------------
                                                       6,421,857
                                                  --------------
            RECREATION -- 0.6%
  328,125   Mattel, Inc. ......................        7,875,000
                                                  --------------
            RETAIL -- GENERAL -- 1.9%
  421,700   Federated Department Stores
              Inc.+............................       13,863,388
  292,000   May Department Stores Company......       13,286,000
                                                  --------------
                                                      27,149,388
                                                  --------------
            SEMICONDUCTORS -- 3.3%
  284,850   Intel Corporation..................       39,629,756
  268,550   National Semiconductor
              Corporation+.....................        7,385,125
                                                  --------------
                                                      47,014,881
                                                  --------------
            TOBACCO -- 2.3%
  212,150   Philip Morris Companies Inc. ......       24,211,619
  281,900   UST, Inc. .........................        7,857,963
                                                  --------------
                                                      32,069,582
                                                  --------------
            TRANSPORTATION -- AIRLINES -- 1.6%
  257,700   Delta Air Lines, Inc. .............       21,679,013
                                                  --------------
            TRANSPORTATION -- RAILROADS -- 1.0%
  194,000   Burlington Northern Santa Fe
              Inc. ............................       14,356,000
                                                  --------------
            UTILITIES -- NATURAL GAS -- 2.9%
  223,800   Columbia Gas System, Inc. .........       12,952,425
  174,750   Consolidated Natural Gas Company...        8,803,031
  436,500   Williams Companies Inc. ...........       19,424,250
                                                  --------------
                                                      41,179,706
                                                  --------------
            UTILITIES -- TELEPHONE -- 5.1%
  629,250   BellSouth Corporation..............       26,585,812
  514,500   GTE Corporation....................       23,988,562
  411,700   SBC Communications Inc. ...........       21,665,712
                                                  --------------
                                                      72,240,086
                                                  --------------
            OTHER -- 2.0%
  432,100   Rockwell International
              Corporation......................       28,032,487
                                                  --------------
            TOTAL COMMON STOCKS
              (Cost $1,056,772,979)............    1,338,377,292
                                                  ==============

 PRINCIPAL
  AMOUNT
----------
REPURCHASE AGREEMENT -- 3.9%
  (Cost $55,416,000)
$55,416,000   Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $55,425,698 on
                04/01/97, collateralized by:
                $55,416,141 U.S. Government
                Agency Securities,
                5.125% -- 8.740% due
                03/04/98 -- 12/15/43...........       55,416,000
                                                    ============
TOTAL INVESTMENTS
  (Cost $1,112,188,979*)..............   99.2%    1,393,793,292
OTHER ASSETS AND
  LIABILITIES (NET)...................    0.8        11,469,163
                                        -----    --------------
NET ASSETS............................  100.0%   $1,405,262,455
                                        =====    ==============

---------------

* Aggregate cost for Federal tax purposes is $1,112,234,973.

+ Non-income producing security.

ABBREVIATION:

ADR     American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.4%
           AEROSPACE AND DEFENSE -- 1.9%
   2,700   Boeing Company.......................    $   266,288
     900   EG&G Inc. ...........................         18,787
     500   General Dynamics Corporation.........         33,688
   1,500   Lockheed Martin Corporation..........        126,000
   1,600   McDonnell Douglas Corporation........         97,600
     500   Northrop Grumman Corporation.........         37,812
   1,300   Raytheon Company.....................         58,663
   1,300   TRW Inc. ............................         67,275
   1,800   United Technologies Corporation......        135,450
                                                     ----------
                                                        841,563
                                                     ----------
           APPAREL AND TEXTILES -- 0.8%
   1,800   Fruit of the Loom Inc., Class A+.....         74,700
     900   Liz Claiborne Inc. ..................         39,263
   2,200   Nike Inc., Class B...................        136,400
   1,800   Russell Corporation..................         64,350
     600   Springs Industries Inc. .............         26,850
     600   V.F. Corporation.....................         40,125
                                                     ----------
                                                        381,688
                                                     ----------
           AUTOMOBILE AND TRUCK MANUFACTURERS -- 2.1%
   7,300   Chrysler Corporation.................        219,000
  10,300   Ford Motor Company...................        323,162
   6,100   General Motors Corporation...........        337,788
     900   ITT Industries.......................         20,137
     600   PACCAR, Inc. ........................         40,050
                                                     ----------
                                                        940,137
                                                     ----------
           AUTOMOBILE PARTS
             MANUFACTURERS -- 0.5%
   1,100   Dana Corporation.....................         36,163
     600   Eaton Corporation....................         42,525
     400   Echlin Inc. .........................         13,600
   1,600   Goodyear Tire & Rubber Company.......         83,600
   1,300   Navistar International Corporation...         12,187
     500   Snap-On Inc. ........................         19,375
                                                     ----------
                                                        207,450
                                                     ----------
           BANKS -- 7.5%
   3,300   Banc One Corporation.................        131,175
   3,200   BankAmerica Corporation..............        322,400
   1,500   BankBoston Corporation...............        100,500
   3,500   Bank of New York Inc. ...............        128,625
     600   Bankers Trust N.Y. Corporation.......         49,200
   2,000   Barnett Banks Inc. ..................         93,000
   3,700   Chase Manhattan Corporation..........        346,413
   3,700   Citicorp.............................        400,525
   1,200   Comerica Inc. .......................         67,650
     900   CoreStates Financial Corporation.....         42,750
     600   Fifth Third Bancorp..................         46,500
   1,200   First Bank System, Inc. .............         87,600
   3,200   First Chicago Corporation NBD........        173,200
   2,800   First Union Corporation..............        227,150
   1,500   Fleet Financial Group Inc............         85,875
   1,800   KeyCorp (New)........................         87,750
   1,300   Mellon Bank Corporation..............         94,575
   1,400   Morgan (J.P.) & Company Inc. ........        137,550
   1,600   National City Corporation............         74,600
   3,200   Norwest Corporation..................        148,000
   3,200   PNC Bank Corporation.................        128,000
     900   Republic New York Corporation........         79,312
   1,500   SunTrust Banks Inc. .................         69,562
   1,200   U.S. Bancorp.........................         64,200
   1,300   Wachovia Corporation.................         70,850
     500   Wells Fargo & Company................        142,062
                                                     ----------
                                                      3,399,024
                                                     ----------
           BEVERAGES -- 3.2%
   2,200   Anheuser-Busch Companies, Inc. ......         92,675
  17,500   Coca-Cola Company....................        977,812
     600   Coors (Adolph) Company, Class B......         12,750
   9,800   PepsiCo Inc. ........................        319,725
   1,600   Seagram Company, Ltd. ...............         61,200
                                                     ----------
                                                      1,464,162
                                                     ----------
           BIO SPECIALTY PHARMACEUTICALS -- 0.2%
   1,900   Amgen Inc.+..........................        106,162
                                                     ----------
           CHEMICALS -- BASIC -- 2.3%
     900   Air Products & Chemicals Inc.........         61,087
   1,900   Dow Chemical Company.................        152,000
   4,300   du Pont (E.I.) de Nemours &
             Company............................        455,800
     600   Eastman Chemical Company.............         32,250
     400   Ecolab Inc. .........................         15,200
     400   FMC Corporation+.....................         24,500
     500   Goodrich (B.F.) Company..............         18,312
     600   Mallinckrodt Inc. ...................         24,675
     400   Nalco Chemical Company...............         14,950
   1,600   PPG Industries, Inc. ................         86,400
   1,300   Praxair Inc. ........................         58,338
     700   Rohm & Haas Company..................         52,413
   1,300   Union Carbide Corporation............         57,525
                                                     ----------
                                                      1,053,450
                                                     ----------
           CHEMICALS -- SPECIALTY -- 0.2%
     900   Avery Dennison Corporation...........         34,650
   1,300   Morton International Inc.,
             Industries.........................         54,925
                                                     ----------
                                                         89,575
                                                     ----------
           COAL, GAS AND PIPELINE -- 0.4%
   1,600   Coastal Corporation..................         76,800
     600   Eastern Enterprises..................         18,525
     700   ENSERCH Corporation..................         14,350
   1,500   PanEnergy Corporation................         64,688
   1,600   Santa Fe Energy Resources............         22,200
                                                     ----------
                                                        196,563
                                                     ----------
           COMPUTER RELATED -- 4.6%
     400   Ceridian Corporation+................         14,350
   4,900   Cisco Systems, Inc.+.................        235,812
   2,700   Compaq Computer Corporation+.........        206,888
   2,800   Data General Corporation+............         47,600
   2,100   Dell Computer Corporation+...........        142,013
   1,500   Digital Equipment Corporation+.......         41,062
   2,000   EMC Corporation+.....................         71,000
   7,600   Hewlett-Packard Company..............        404,700
   1,200   Honeywell, Inc. .....................         81,450
   1,400   Intergraph Corporation+..............         10,850
   4,000   International Business Machines
             Corporation........................        549,500
   2,200   Seagate Technology+..................         98,725
   3,300   Sun Microsystems Inc.+...............         95,287
   3,200   Tandem Computers Inc.+...............         38,000
   1,400   3Com Corporation+....................         45,850
                                                     ----------
                                                      2,083,087
                                                     ----------
           COMPUTER SERVICES -- 0.4%
   1,100   Automatic Data Processing Inc........         46,063
   2,900   Computer Associates International
             Inc. ..............................        112,737
     500   Computer Sciences Corporation+.......         30,875
                                                     ----------
                                                        189,675
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           COMPUTER SOFTWARE -- 2.0%
   8,800   Microsoft Corporation+...............    $   806,850
   1,900   Novell Inc.+.........................         18,050
   2,600   Oracle Systems Corporation+..........        100,262
                                                    -----------
                                                        925,162
                                                    -----------
           CONSTRUCTION -- 0.6%
   1,500   Case Corporation.....................         76,125
   1,500   Centex Corporation...................         52,875
   1,400   Crane Company........................         43,925
     500   Fluor Corporation....................         26,250
     900   Masco Corporation....................         32,175
     400   Owens-Corning Fiberglass
             Corporation........................         16,100
   1,000   Sherwin-Williams Company.............         27,000
                                                    -----------
                                                        274,450
                                                    -----------
           CONTAINERS -- 0.1%
     600   Crown Cork & Seal Inc. ..............         30,975
           COSMETICS AND TOILETRY -- 1.8%
   3,400   Gillette Company.....................        246,925
   4,800   Procter & Gamble Company.............        552,000
                                                    -----------
                                                        798,925
                                                    -----------
           DIVERSIFIED -- 1.6%
   2,100   AlliedSignal Inc. ...................        149,625
   1,200   Cognizant Corporation................         34,950
   1,800   Corning Inc. ........................         79,875
   1,600   Loews Corporation....................        142,200
   2,200   Minnesota Mining & Manufacturing
             Company............................        185,900
     900   Tenneco Inc. ........................         35,100
     600   Textron, Inc. .......................         63,000
     900   Whitman Corporation..................         22,050
                                                    -----------
                                                        712,700
                                                    -----------
           DRUGS -- 5.3%
   3,700   American Home Products Corporation...        222,000
   7,500   Bristol-Myers Squibb Company.........        442,500
   3,400   Lilly (Eli) & Company................        279,650
   9,000   Merck & Company Inc. ................        758,250
   3,700   Pfizer, Inc. ........................        311,263
   2,100   Pharmacia & Upjohn Inc. .............         76,912
   2,200   Schering-Plough Corporation..........        160,050
   1,600   Warner-Lambert Company...............        138,400
                                                    -----------
                                                      2,389,025
                                                    -----------
           ELECTRIC POWER -- 3.3%
   1,600   American Electric Power Inc. ........         66,000
   1,600   Baltimore Gas & Electric Company.....         42,800
   1,400   Carolina Power & Light Company.......         50,750
   1,600   Central & South West Corporation.....         34,200
   1,200   CINergy Corporation..................         40,950
   2,300   Consolidated Edison Company New York
             Inc. ..............................         69,000
   1,400   Dominion Resources Inc. .............         50,925
   1,900   DTE Energy Company...................         51,062
   1,900   Duke Power Company...................         83,838
   4,700   Edison International.................        105,162
   3,400   Entergy Corporation, New.............         83,300
   1,600   FPL Group Inc. ......................         70,600
   1,500   GPU, Inc. ...........................         48,187
   3,000   Houston Industries Inc. .............         62,625
   3,200   Niagara Mohawk Power Corporation+....         27,200
   1,500   Northern States Power Corporation....         71,062
   1,600   Ohio Edison Company..................         33,800
   2,200   PacifiCorp...........................         47,025
   1,900   PECO Energy Company..................         38,713
   3,700   PG&E Corporation.....................         86,950
   1,500   PP&L Resources Inc. .................         30,375
   2,700   Public Service Enterprise Group......         70,875
   5,100   Southern Company.....................        107,738
   2,100   Texas Utilities Company..............         71,925
   2,000   Unicom Corporation...................         39,000
     900   Union Electric Company...............         33,188
                                                    -----------
                                                      1,517,250
                                                    -----------
           ELECTRICAL EQUIPMENT -- 2.9%
   1,600   Emerson Electric Company.............         72,000
  12,000   General Electric Company.............      1,191,000
     500   Raychem Corporation..................         41,188
     400   Thomas & Betts Corporation...........         17,100
                                                    -----------
                                                      1,321,288
                                                    -----------
           ELECTRONICS -- 1.0%
   1,800   Applied Materials Inc.+..............         83,475
     600   Harris Corporation...................         46,125
   4,400   Motorola, Inc. ......................        265,650
   1,200   National Semiconductor Corporation+..         33,000
     700   Tektronix Inc. ......................         35,350
                                                    -----------
                                                        463,600
                                                    -----------
           ENVIRONMENTAL -- 0.8%
   1,900   Browning-Ferris Industries Inc. .....         54,863
     700   Johnson Controls Inc. ...............         56,350
   1,800   Laidlaw Inc., Class B................         24,750
     500   Safety-Kleen Corporation.............          7,375
   1,400   Tyco International Ltd. .............         77,000
   4,300   WMX Technologies Inc. ...............        131,688
                                                    -----------
                                                        352,026
                                                    -----------
           EXPLORATION AND DRILLING -- 0.3%
   2,000   Burlington Resources Inc. ...........         85,500
   1,300   Helmerich & Payne, Inc. .............         60,125
                                                    -----------
                                                        145,625
                                                    -----------
           FINANCIAL SERVICES -- 3.9%
   3,600   American Express Company.............        215,550
   1,600   American General Corporation.........         65,200
     500   Beneficial Corporation...............         32,313
   3,300   Dean Witter, Discover & Company......        115,088
   5,300   Federal Home Loan Mortgage
             Corporation........................        144,425
   8,200   Federal National Mortgage
             Association........................        296,225
   1,300   Green Tree Financial Corporation.....         43,875
     700   Household International Inc. ........         60,112
     500   Marsh & McLennan Companies Inc. .....         56,625
   2,600   MBNA Corporation.....................         72,475
   1,800   Merrill Lynch & Company Inc. ........        154,575
   1,900   Morgan Stanley Group, Inc. ..........        111,625
   1,600   Salomon Inc. ........................         79,800
     600   Transamerica Corporation.............         53,700
   5,600   Travelers Group Inc. ................        268,100
                                                    -----------
                                                      1,769,688
                                                    -----------
           FOOD PRODUCERS -- 2.2%
   4,800   Archer-Daniels-Midland Company.......         85,800
   3,700   Campbell Soup Company................        171,588
   1,900   ConAgra Inc. ........................        103,075
   1,200   CPC International Inc. ..............         98,400
   1,200   General Mills Inc. ..................         74,550
     500   Hershey Foods Corporation............         25,000
     400   Pioneer Hi-Bred International........         25,150

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           FOOD PRODUCERS -- (CONTINUED)
     700   Ralston-Purina Group.................    $    54,688
   2,900   Sara Lee Corporation.................        117,450
   1,200   Unilever N.V., ADR...................        223,500
                                                    -----------
                                                        979,201
                                                    -----------
           FOOD RETAILERS -- 0.6%
   1,600   American Stores Company..............         71,200
   2,800   Fleming Companies, Inc. .............         49,000
     500   Giant Food Inc., Class A.............         16,000
   1,400   Great Atlantic & Pacific Tea Inc. ...         35,525
   1,200   Kroger Company+......................         60,900
   2,000   Supervalu Inc. ......................         59,500
                                                    -----------
                                                        292,125
                                                    -----------
           FURNITURE AND APPLIANCES -- 0.3%
     400   Armstrong World Industries Inc. .....         25,900
     700   Black & Decker Corporation...........         22,488
   1,500   Maytag Corporation...................         30,938
   1,100   Newell Company.......................         36,850
     400   Whirlpool Corporation................         19,050
                                                    -----------
                                                        135,226
                                                    -----------
           INSURANCE -- 3.7%
     800   Aetna Life & Casualty Company........         68,700
   3,400   Allstate Corporation.................        201,875
   3,600   American International Group,
             Inc. ..............................        422,550
   1,600   Chubb Corporation....................         86,200
     900   CIGNA Corporation....................        131,513
   1,300   Conseco Inc. ........................         46,312
     700   General Re Corporation...............        110,600
   1,300   ITT Hartford Group Inc. .............         93,762
     700   Jefferson-Pilot Corporation..........         38,062
   1,200   Lincoln National Corporation Ltd. ...         64,200
     600   MBIA, Inc. ..........................         57,525
     500   MGIC Investment Corporation..........         35,375
   1,500   Providian Corporation................         80,250
     900   SAFECO Corporation...................         36,000
     700   St. Paul Companies Inc. .............         45,413
   1,200   Torchmark Corporation................         66,450
     500   UNUM Corporation.....................         36,500
   1,900   USF&G Corporation....................         40,850
     700   USLIFE Corporation...................         32,725
                                                    -----------
                                                      1,694,862
                                                    -----------
           MACHINERY AND EQUIPMENT -- 1.7%
   1,900   Caterpillar Inc. ....................        152,475
   1,200   Cooper Industries Inc. ..............         52,050
     700   Cummins Engine Inc. .................         35,875
   2,600   Deere & Company......................        113,100
     900   Dover Corporation....................         47,250
     400   General Signal Corporation...........         15,650
     600   Harnischfeger Industries Inc. .......         27,900
   1,100   Illinois Tool Works Inc. ............         89,788
   1,900   Ingersoll-Rand Company...............         82,888
     600   Parker-Hannifin Corporation..........         25,650
     900   Thermo Electron Corporation+.........         27,788
   1,300   Timken Company.......................         69,550
   1,400   TRINOVA Corporation..................         46,900
                                                    -----------
                                                        786,864
                                                    -----------
           MEDICAL PRODUCTS AND SUPPLIES -- 2.1%
   4,700   Abbott Laboratories..................        263,787
   1,800   Baxter International Inc. ...........         77,625
   1,300   Becton, Dickinson & Company..........         58,500
     600   Guidant Corporation..................         36,900
   9,000   Johnson & Johnson....................        475,875
     900   United States Surgical Corporation...         27,450
                                                    -----------
                                                        940,137
                                                    -----------
           MEDICAL SERVICES -- 0.8%
   3,200   Beverly Enterprises+.................         45,600
   5,100   Columbia/HCA Healthcare
             Corporation........................        171,488
   2,300   HEALTHSOUTH Corporation+.............         43,987
   2,600   Tenet Healthcare Corporation+........         64,025
   1,100   United Healthcare Corporation........         52,388
                                                    -----------
                                                        377,488
                                                    -----------
           METALS AND MINING -- 0.7%
   1,900   Alcan Aluminum Ltd. .................         64,362
   1,300   Aluminum Company of America..........         88,400
   1,900   Cyprus Amax Minerals Company.........         45,125
   1,300   Inco Ltd. ...........................         42,412
   1,300   Phelps Dodge Corporation.............         95,062
                                                    -----------
                                                        335,361
                                                    -----------
           OFFICE EQUIPMENT -- 0.5%
   1,200   Moore Corporation Ltd. ..............         24,000
   1,400   Pitney Bowes Inc. ...................         82,250
   2,300   Xerox Corporation....................        130,813
                                                    -----------
                                                        237,063
                                                    -----------
           OIL -- DOMESTIC -- 3.1%
   1,500   Amerada Hess Corporation.............         79,500
   4,400   Amoco Corporation....................        381,150
     900   Ashland Oil, Inc. ...................         36,225
   1,500   Atlantic Richfield Company...........        198,937
   1,100   Kerr-McGee Corporation...............         68,063
     700   Louisiana Land & Exploration
             Company............................         33,162
   3,700   Occidental Petroleum Corporation.....         91,112
   3,900   Oryx Energy Company+.................         75,075
   1,200   Pennzoil Company.....................         62,100
   3,400   Phillips Petroleum Company...........        138,975
     500   Sun Company, Inc. ...................         13,062
   2,900   Unocal Corporation...................        110,562
   3,700   USX-Marathon Group...................        103,138
                                                    -----------
                                                      1,391,061
                                                    -----------
           OIL -- INTERNATIONAL -- 6.3%
   5,600   Chevron Corporation..................        389,900
   9,500   Exxon Corporation....................      1,023,625
   3,300   Mobil Corporation....................        431,063
   4,200   Royal Dutch Petroleum Company, ADR...        735,000
   2,200   Texaco Inc. .........................        240,900
   2,100   Union Pacific Resources Group Inc. ..         56,175
                                                    -----------
                                                      2,876,663
                                                    -----------
           OIL SERVICES -- 1.0%
   1,600   Baker Hughes Inc. ...................         61,400
   1,600   Dresser Industries, Inc. ............         48,400
     900   Halliburton Company..................         60,975
   1,400   Rowan Companies Inc.+................         31,675
   1,900   Schlumberger Ltd. ...................        203,775
     500   Western Atlas, Inc.+.................         30,312
                                                    -----------
                                                        436,537
                                                    -----------
           PAPER AND FOREST PRODUCTS -- 1.6%
     500   Boise Cascade Corporation............         15,250
     900   Champion International Corporation...         40,950
     700   Georgia-Pacific Corporation..........         50,750
   2,200   International Paper Company..........         85,525
   1,900   James River Corporation of
             Virginia...........................         55,337
   2,100   Kimberly-Clark Corporation...........        208,687

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           PAPER AND FOREST PRODUCTS -- (CONTINUED)
     500   Mead Corporation.....................    $    26,500
     700   Potlatch Corporation.................         28,788
   1,100   Stone Container Corporation..........         12,238
     500   Temple-Inland Inc. ..................         26,250
     600   Union Camp Corporation...............         28,275
   1,200   Westvaco Corporation.................         30,150
   1,500   Weyerhaeuser Company.................         66,938
     600   Willamette Industries Inc. ..........         37,500
                                                    -----------
                                                        713,138
                                                    -----------
           PHOTO AND OPTICAL -- 0.4%
   2,600   Eastman Kodak Company................        197,275
                                                    -----------
           PRINTING AND PUBLISHING -- 1.0%
   1,800   American Greetings Corporation,
             Class A............................         57,488
     500   Dow Jones & Company Inc. ............         20,312
   1,200   Dun & Bradstreet Corporation.........         30,450
   1,200   Gannett Company, Inc. ...............        103,050
     500   Harcourt General Inc. ...............         23,250
     700   Knight-Ridder Inc. ..................         27,913
     500   McGraw-Hill Companies, Inc. .........         25,563
     500   Meredith Corporation.................         11,563
   1,300   New York Times Company, Class A......         57,362
     900   Times Mirror Company, Class A........         49,162
     900   Tribune Company......................         36,450
                                                    -----------
                                                        442,563
                                                    -----------
           PROFESSIONAL SERVICES -- 0.1%
     500   Interpublic Group Companies Inc. ....         26,375
                                                    -----------
           RECREATION -- 1.3%
   1,200   Brunswick Corporation................         32,250
   5,100   Disney (Walt) Company................        372,300
     500   Fleetwood Enterprises, Inc. .........         12,500
     500   Harrah's Entertainment Inc.+.........          8,562
     900   Hasbro Inc. .........................         24,637
     700   King World Productions Inc.+.........         25,550
   1,400   Mattel, Inc. ........................         33,600
   2,700   Viacom Inc., Class B+................         89,438
                                                    -----------
                                                        598,837
                                                    -----------
           RESTAURANTS AND LODGING -- 1.0%
   2,000   Darden Restaurants Inc. .............         15,750
     900   HFS Inc.+............................         52,988
     900   Hilton Hotels Corporation............         21,825
   1,200   ITT Corporation......................         70,650
   1,100   Marriot International Inc. ..........         54,725
   4,800   McDonald's Corporation...............        226,800
   1,200   Wendy's International Inc. ..........         24,750
                                                    -----------
                                                        467,488
                                                    -----------
           RETAIL -- DISCOUNT -- 1.6%
   5,100   Kmart Stores Corporation.............         61,838
   1,300   Rite Aid Corporation.................         54,600
     900   TJX Companies Inc. ..................         38,475
   2,100   Toys R Us Inc.+......................         58,800
  15,400   Wal-Mart Stores Inc. ................        429,275
   2,900   Woolworth Corporation+...............         67,788
                                                    -----------
                                                        710,776
                                                    -----------
           RETAIL -- GENERAL -- 1.4%
   2,600   Costco Companies Inc.+...............         71,825
   2,700   Dayton Hudson Corporation............        112,725
   1,200   Dillard Department Stores Inc.,
             Class A ...........................         37,800
   2,800   Federated Department Stores Inc.+....         92,050
   1,900   May Department Stores Company........         86,450
     500   Mercantile Stores Inc. ..............         23,187
   1,500   Penney (J.C.) Company Inc. ..........         71,438
   2,900   Sears, Roebuck & Company.............        145,725
                                                    -----------
                                                        641,200
                                                    -----------
           RETAIL -- SPECIALTY -- 1.1%
   1,800   CUC International, Inc.+.............         40,500
   1,300   CVS Corporation......................         59,962
   2,600   Gap Inc. ............................         87,100
   3,600   Home Depot, Inc. ....................        192,600
   1,600   Limited Inc. ........................         29,400
   1,400   Lowe's Companies, Inc. ..............         52,325
     200   Nordstrom, Inc. .....................          7,575
     500   Tandy Corporation....................         25,062
                                                    -----------
                                                        494,524
                                                    -----------
           SAVINGS AND LOANS -- 0.5%
   2,000   Ahmanson (H.F.) & Company............         73,000
   1,200   Golden West Financial Corporation....         75,300
   1,500   Great Western Financial
             Corporation........................         60,562
                                                    -----------
                                                        208,862
                                                    -----------
           SEMICONDUCTORS -- 2.5%
   1,200   Advanced Micro Devices Inc.+.........         49,800
   6,400   Intel Corporation....................        890,400
   1,900   Micron Technology, Inc. .............         76,950
   1,400   Texas Instruments Inc. ..............        104,825
                                                    -----------
                                                      1,121,975
                                                    -----------
           STEEL -- 0.2%
     400   Inland Steel Industries, Inc. .......          7,800
     500   Nucor Corporation....................         22,875
   2,000   USX-U.S. Steel Group.................         53,250
                                                    -----------
                                                         83,925
                                                    -----------
           TELECOMMUNICATIONS -- 1.0%
   4,900   Lucent Technologies..................        258,475
   2,100   Northern Telecommunications, Ltd.....        137,288
   1,600   Tellabs, Inc.+.......................         57,800
                                                    -----------
                                                        453,563
                                                    -----------
           TOBACCO -- 1.8%
   1,300   American Brands Inc. ................         65,812
   6,200   Philip Morris Companies Inc. ........        707,575
   1,300   UST Inc. ............................         36,238
                                                    -----------
                                                        809,625
                                                    -----------
           TRANSPORTATION -- AIRLINES -- 0.4%
   1,300   AMR Corporation+.....................        107,250
     700   Delta Air Lines, Inc. ...............         58,887
   1,200   USAir Group Inc.+....................         29,400
                                                    -----------
                                                        195,537
                                                    -----------
           TRANSPORTATION -- RAILROADS -- 1.0%
   1,400   Burlington Northern Santa Fe Inc. ...        103,600
     700   Conrail Inc. ........................         78,925
   2,000   CSX Corporation......................         93,000
     900   Norfolk Southern Corporation.........         76,725
   1,900   Union Pacific Corporation............        107,825
                                                    -----------
                                                        460,075
                                                    -----------
           TRUCKING AND SHIPPING -- 0.3%
   1,400   Federal Express Corporation+.........         72,975
   1,500   Ryder Systems Inc. ..................         43,875
                                                    -----------
                                                        116,850
                                                    -----------
           UTILITIES -- NATURAL GAS -- 1.0%
   1,200   Columbia Gas Systems Inc. ...........         69,450
   1,200   Consolidated Natural Gas Company.....         60,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           UTILITIES -- NATURAL GAS -- (CONTINUED)
   1,100   NICOR Inc. ..........................    $    35,200
   3,900   NorAm Energy Corporation.............         57,038
     700   ONEOK Inc. ..........................         18,200
   1,200   Pacific Enterprises..................         36,300
   1,500   People's Energy Corporation..........         49,687
     600   Sonat, Inc. .........................         32,700
   1,800   Williams Companies Inc. .............         80,100
                                                    -----------
                                                        439,125
                                                    -----------
           UTILITIES -- TELEPHONE -- 6.1%
   1,600   ALLTEL Corporation...................         52,000
   4,200   Ameritech Corporation................        258,300
  12,200   AT&T Corporation.....................        423,950
   3,300   Bell Atlantic Corporation............        200,887
   8,200   BellSouth Corporation. ..............        346,450
   7,400   GTE Corporation......................        345,025
   5,100   MCI Communications Corporation.......        181,687
   3,900   NYNEX Corporation....................        177,938
   3,500   Pacific Telesis Group................        132,125
   4,600   SBC Communications Inc. .............        242,075
   3,300   Sprint Corporation...................        150,150
   3,600   U.S. West Inc. ......................        122,400
   6,500   WorldCom Inc.+.......................        143,000
                                                    -----------
                                                      2,775,987
                                                    -----------
           OTHER -- 0.4%
   1,900   Allegheny Teledyne Inc. .............         53,438
   1,900   Rockwell International Corporation...        123,262
                                                    -----------
                                                        176,700
                                                    -----------
           TOTAL COMMON STOCKS
             (Cost $40,389,590).................     43,270,238
                                                    ===========

PRINCIPAL                                              VALUE
  AMOUNT                                             (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.2%
  (Cost $99,257)
$  100,000   4.980%** 05/22/1997................    $    99,257
                                                    ===========
             TOTAL SECURITIES (Cost
               $40,488,847).....................     43,369,495
                                                    ===========
REPURCHASE AGREEMENT -- 4.3%   (Cost $1,923,000)
 1,923,000   Agreement with Smith Barney, 6.300%
               dated 03/31/97, to be repurchased
               at $1,923,337 on 04/01/97,
               collateralized by: $1,923,005
               U.S. Government Agency
               Securities, 5.125% -- 8.740% due
               03/04/98 -- 12/15/43.............      1,923,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $42,411,847*)...................   99.9%     45,292,495
OTHER ASSETS AND
  LIABILITIES (NET).....................    0.1          55,085
                                          -----    ------------
NET ASSETS..............................  100.0%   $ 45,347,580
                                          =====    ============

---------------

   * Aggregate cost for Federal tax purposes is $42,418,345.
  ** Rate represents annualized yield at date of purchase.
   + Non-income producing security.

ABBREVIATION:
ADR  American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.8%
              AEROSPACE AND DEFENSE -- 1.9%
     35,123   Boeing Company....................   $  3,464,006
      4,500   EG&G Inc..........................         93,937
      6,200   General Dynamics Corporation......        417,725
     19,800   Lockheed Martin Corporation.......      1,663,200
     21,700   McDonnell Douglas Corporation.....      1,323,700
      5,600   Northrop Grumman Corporation......        423,500
     24,500   Raytheon Company..................      1,105,563
     13,100   TRW Inc...........................        677,925
     24,600   United Technologies Corporation...      1,851,150
                                                   ------------
                                                     11,020,706
                                                   ------------
              APPAREL AND TEXTILES -- 0.6%
      7,800   Fruit of the Loom Inc.., Class
                A+..............................        323,700
      8,100   Liz Claiborne Inc.................        353,363
      5,000   National Service Industries
                Inc. ...........................        195,625
     28,900   Nike Inc., Class B................      1,791,800
      6,700   Reebok International, Ltd. .......        300,663
      3,700   Russell Corporation...............        132,275
      1,600   Springs Industries Inc. ..........         71,600
      4,700   Stride Rite Corporation...........         70,500
      6,400   V.F. Corporation..................        428,000
                                                   ------------
                                                      3,667,526
                                                   ------------
              AUTOMOBILE AND TRUCK
                MANUFACTURERS -- 1.9%
     74,000   Chrysler Corporation..............      2,220,000
    117,400   Ford Motor Company................      3,683,425
     75,800   General Motors Corporation........      4,197,425
     11,700   ITT Industries Inc. ..............        261,788
      7,500   Navistar International
                Corporation+....................         70,313
      3,800   PACCAR, Inc. .....................        253,650
                                                   ------------
                                                     10,686,601
                                                   ------------
              AUTOMOBILE PARTS
                MANUFACTURERS -- 0.6%
     13,700   AutoZone, Inc.+...................        308,250
      8,600   Cooper Tire & Rubber Company......        159,100
     10,300   Dana Corporation..................        338,612
      8,200   Eaton Corporation.................        581,175
      6,100   Echlin Inc. ......................        207,400
     12,200   Genuine Parts Company.............        568,825
     15,400   Goodyear Tire & Rubber Company....        804,650
      6,250   Snap-On Inc. .....................        242,187
                                                   ------------
                                                      3,210,199
                                                   ------------
              BANKS -- 7.9%
     43,100   Banc One Corporation..............      1,713,225
     39,400   BankAmerica Corporation...........      3,969,550
     17,800   BankBoston Corporation............      1,192,600
     40,900   Bank of New York Inc. ............      1,503,075
     11,200   Bankers Trust N.Y. Corporation....        918,400
     25,900   Barnett Banks Inc. ...............      1,204,350
     50,000   Chase Manhattan Corporation.......      4,681,250
     46,800   Citicorp..........................      5,066,100
     15,100   Comerica Inc. ....................        851,263
     22,800   CoreStates Financial
                Corporation.....................      1,083,000
     10,400   Fifth Third Bancorp...............        806,000
     12,800   First Bank System, Inc. ..........        934,400
     37,100   First Chicago Corporation NBD.....      2,008,037
     32,500   First Union Corporation...........      2,636,562
     25,900   Fleet Financial Group Inc. .......      1,482,775
     23,600   KeyCorp (New).....................      1,150,500
     14,800   Mellon Bank Corporation...........      1,076,700
     22,700   Morgan (J.P.) & Company Inc. .....      2,230,275
     25,100   National City Corporation.........      1,170,288
     37,300   Norwest Corporation...............      1,725,125
     34,600   PNC Bank Corporation..............      1,384,000
     12,300   Republic New York Corporation.....      1,083,937
     22,400   SunTrust Banks Inc. ..............      1,038,800
     16,200   U.S. Bancorp......................        866,700
     21,400   Wachovia Corporation..............      1,166,300
      9,300   Wells Fargo & Company.............      2,642,362
                                                   ------------
                                                     45,585,574
                                                   ------------
              BEVERAGES -- 4.0%
     51,000   Anheuser-Busch Companies, Inc. ...      2,148,375
      6,700   Brown-Forman Corporation,
                Class B.........................        319,925
    247,700   Coca-Cola Company.................     13,840,238
      3,800   Coors (Adolph) Company, Class B...         80,750
    157,800   PepsiCo Inc. .....................      5,148,225
     37,700   Seagram Company, Ltd..............      1,442,025
                                                   ------------
                                                     22,979,538
                                                   ------------
              BIO SPECIALTY
                PHARMACEUTICALS -- 0.2%
     26,500   Amgen Inc.+.......................      1,480,687
                                                   ------------
              CHEMICALS -- BASIC -- 2.8%
     10,300   Air Products & Chemicals Inc. ....        699,112
     23,400   Dow Chemical Company..............      1,872,000
     55,900   du Pont (E.I.) de Nemours &
                Company.........................      5,925,400
      8,400   Eastman Chemical Company..........        451,500
      6,400   Ecolab Inc. ......................        243,200
      3,500   FMC Corporation+..................        214,375
     20,200   Freeport McMoran Copper and Gold,
                Class B.........................        613,575
      5,300   Goodrich (B.F.) Company...........        194,112
     10,500   Hercules, Inc. ...................        443,625
      7,900   Mallinckrodt Inc. ................        324,887
     58,500   Monsanto Company..................      2,237,625
      6,500   Nalco Chemical Company............        242,938
     19,200   PPG Industries, Inc. .............      1,036,800
     14,700   Praxair Inc. .....................        659,663
      6,700   Rohm & Haas Company...............        501,663
     13,500   Union Carbide Corporation.........        597,375
                                                   ------------
                                                     16,257,850
                                                   ------------
              CHEMICALS -- SPECIALTY -- 0.4%
     11,200   Avery Dennison Corporation........        431,200
     12,900   Engelhard Corporation.............        270,900
      8,300   Grace (W.R.) & Company............        393,213
      6,200   Great Lakes Chemical
                Corporation.....................        285,200
     14,500   Morton International Inc.,
                Industries......................        612,625
      9,600   Sigma-Aldrich Corporation.........        296,400
                                                   ------------
                                                      2,289,538
                                                   ------------
              COAL, GAS AND PIPELINE -- 0.4%
     10,500   Coastal Corporation...............        504,000
      1,700   Eastern Enterprises...............         52,487
     25,100   Enron Corporation.................        953,800
      7,200   ENSERCH Corporation...............        147,600
     14,200   PanEnergy Corporation.............        612,375
      9,000   Santa Fe Energy Resources.........        124,875
                                                   ------------
                                                      2,395,137
                                                   ------------
              COMMUNICATION EQUIPMENT -- 0.1%
     10,350   Andrew Corporation+...............        373,894
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              COMPUTER RELATED -- 4.4%
     13,600   Amdahl Corporation+...............   $    127,500
     12,100   Apple Computer Inc. ..............        220,825
      5,900   Ceridian Corporation+.............        211,662
     64,700   Cisco Systems, Inc.+..............      3,113,687
     26,600   Compaq Computer Corporation+......      2,038,225
      6,600   Data General Corporation+.........        112,200
     18,900   Dell Computer Corporation+........      1,278,112
     15,300   Digital Equipment Corporation+....        418,838
     22,800   EMC Corporation+..................        809,400
    102,300   Hewlett-Packard Company...........      5,447,475
     12,900   Honeywell, Inc. ..................        875,587
     52,400   International Business Machines
                Corporation.....................      7,198,450
     24,800   Seagate Technology+...............      1,112,900
     15,900   Silicon Graphics Inc.+............        310,050
     36,200   Sun Microsystems Inc.+............      1,045,275
     13,600   Tandem Computers Inc.+............        161,500
     16,600   3Com Corporation+.................        543,650
     16,700   Unisys Corporation+...............        106,463
                                                   ------------
                                                     25,131,799
                                                   ------------
              COMPUTER SERVICES -- 0.5%
     29,700   Automatic Data Processing Inc.....      1,243,687
     36,900   Computer Associates
                International Inc. .............      1,434,487
      7,800   Computer Sciences Corporation+....        481,650
                                                   ------------
                                                      3,159,824
                                                   ------------
              COMPUTER SOFTWARE -- 2.8%
      4,900   Autodesk, Inc. ...................        151,900
     18,200   Bay Networks Inc.+................        325,325
     15,200   Cabletron Systems Inc.+...........        444,600
     44,500   First Data Corporation............      1,507,437
    119,200   Microsoft Corporation+............     10,929,150
     36,300   Novell Inc.+......................        344,850
     65,900   Oracle Systems Corporation+.......      2,541,269
      2,200   Shared Medical Systems
                Corporation.....................        102,300
                                                   ------------
                                                     16,346,831
                                                   ------------
              CONSTRUCTION -- 0.4%
      6,800   Case Corporation..................        345,100
      2,700   Centex Corporation................         95,175
      4,150   Crane Company.....................        130,206
      8,700   Fluor Corporation.................        456,750
      3,400   Kaufman & Broad Home
                Corporation.....................         45,050
     15,800   Masco Corporation.................        564,850
      4,900   Owens-Corning Fiberglass
                Corporation.....................        197,225
      2,200   Pulte Corporation.................         64,350
     17,800   Sherwin-Williams Company..........        480,600
                                                   ------------
                                                      2,379,306
                                                   ------------
              CONTAINERS -- 0.2%
      2,700   Ball Corporation..................         71,550
      5,200   Bemis Inc. .......................        207,350
     12,500   Crown Cork & Seal Inc. ...........        645,312
      6,500   Tupperware Corporation............        217,750
                                                   ------------
                                                      1,141,962
                                                   ------------
              COSMETICS AND TOILETRY -- 2.6%
      4,800   Alberto-Culver Company, Class B...        125,400
     13,200   Avon Products Inc. ...............        693,000
      5,400   Clorox Company....................        605,475
     14,700   Colgate-Palmolive Company.........      1,464,487
     53,600   Gillette Company..................      3,892,700
     11,100   International Flavors &
                Fragrances Inc. ................        485,625
     68,700   Procter & Gamble Company..........      7,900,500
                                                   ------------
                                                     15,167,187
                                                   ------------
              DIVERSIFIED -- 1.8%
     28,500   AlliedSignal Inc. ................      2,030,625
     16,700   Cognizant Corporation.............        486,387
     22,500   Corning Inc. .....................        998,437
     15,800   Frontier Corporation..............        282,425
     12,000   Loews Corporation.................      1,066,500
     42,100   Minnesota Mining & Manufacturing
                Company.........................      3,557,450
     17,500   Tenneco Inc. .....................        682,500
      8,700   Textron, Inc. ....................        913,500
     10,500   Whitman Corporation...............        257,250
                                                   ------------
                                                     10,275,074
                                                   ------------
              DRUGS -- 6.4%
      7,800   ALZA Corporation+.................        214,500
     62,800   American Home Products
                Corporation.....................      3,768,000
    101,100   Bristol-Myers Squibb Company......      5,964,900
     54,600   Lilly (Eli) & Company.............      4,490,850
    120,000   Merck & Company Inc. .............     10,110,000
     63,800   Pfizer, Inc. .....................      5,367,175
     50,600   Pharmacia & Upjohn Inc. ..........      1,853,225
     37,100   Schering-Plough Corporation.......      2,699,025
     26,600   Warner-Lambert Company............      2,300,900
                                                   ------------
                                                     36,768,575
                                                   ------------
              ELECTRIC POWER -- 2.7%
     18,400   American Electric Power Inc. .....        759,000
     14,500   Baltimore Gas & Electric
                Company.........................        387,875
     15,500   Carolina Power & Light Company....        561,875
     19,900   Central & South West
                Corporation.....................        425,362
     15,600   CINergy Corporation...............        532,350
     24,100   Consolidated Edison Company New
                York Inc. ......................        723,000
     17,000   Dominion Resources Inc. ..........        618,375
     14,800   DTE Energy Company................        397,750
     20,700   Duke Power Company................        913,387
     44,600   Edison International..............        997,925
     23,800   Entergy Corporation, New..........        583,100
     18,000   FPL Group Inc. ...................        794,250
     12,000   GPU, Inc. ........................        385,500
     25,600   Houston Industries Inc. ..........        534,400
     15,000   Niagara Mohawk Power
                Corporation+....................        127,500
      6,700   Northern States Power
                Corporation.....................        317,413
     15,600   Ohio Edison Company...............        329,550
     29,000   PacifiCorp........................        619,875
     22,600   PECO Energy Company...............        460,475
     42,900   PG&E Corporation..................      1,008,150
     16,300   PP&L Resources Inc. ..............        330,075
     24,800   Public Service Enterprise Group...        651,000
     66,700   Southern Company..................      1,409,037

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              ELECTRIC POWER -- (CONTINUED)
     23,400   Texas Utilities Company...........   $    801,450
     22,000   Unicom Corporation................        429,000
      9,700   Union Electric Company............        357,687
                                                   ------------
                                                     15,455,361
                                                   ------------
              ELECTRICAL EQUIPMENT -- 3.6%
     44,900   Emerson Electric Company..........      2,020,500
    164,000   General Electric Company..........     16,277,000
     12,600   General Instrument Corporation+...        288,225
      4,900   Grainger (W.W.) Inc. .............        362,600
      4,500   Raychem Corporation...............        370,688
      7,200   Scientific-Atlanta Inc. ..........        109,800
      5,200   Thomas & Betts Corporation........        222,300
     62,600   Westinghouse Electric
                Corporation.....................      1,111,150
                                                   ------------
                                                     20,762,263
                                                   ------------
              ELECTRONICS -- 1.2%
     21,700   AMP Inc. .........................        745,937
     17,700   Applied Materials Inc.+...........        820,837
      3,900   Harris Corporation................        299,812
      4,100   Intergraph Corporation+...........         31,775
     12,400   LSI Logic Corporation+............        430,900
     58,900   Motorola, Inc. ...................      3,556,088
     13,000   National Semiconductor
                Corporation+....................        357,500
      4,300   Perkin-Elmer Corporation..........        276,812
      3,600   Tektronix Inc. ...................        181,800
                                                   ------------
                                                      6,701,461
                                                   ------------
              ENVIRONMENTAL -- 0.7%
     21,300   Browning-Ferris Industries Inc....        615,038
      3,800   Johnson Controls Inc. ............        305,900
     28,600   Laidlaw Inc., Class B.............        393,250
      4,600   Millipore Corporation.............        194,925
      5,800   Safety-Kleen Corporation..........         85,550
     15,900   Tyco International Ltd. ..........        874,500
     49,700   WMX Technologies Inc. ............      1,522,063
                                                   ------------
                                                      3,991,226
                                                   ------------
              EXPLORATION AND DRILLING -- 0.1%
     12,700   Burlington Resources Inc..........        542,925
      2,200   Helmerich & Payne Inc. ...........        101,750
      5,400   McDermott International Inc. .....        115,425
                                                   ------------
                                                        760,100
                                                   ------------
              FINANCIAL SERVICES -- 3.6%
     47,400   American Express Company..........      2,838,075
     20,600   American General Corporation......        839,450
      5,600   Beneficial Corporation............        361,900
     33,200   Dean Witter, Discover & Company...      1,157,850
     71,800   Federal Home Loan Mortgage
                Corporation.....................      1,956,550
    108,900   Federal National Mortgage
                Association.....................      3,934,013
     14,100   Green Tree Financial
                Corporation.....................        475,875
      9,100   Household International Inc. .....        781,462
      7,000   Marsh & McLennan Companies
                Inc. ...........................        792,750
     32,800   MBNA Corporation..................        914,300
     17,600   Merrill Lynch & Company Inc. .....      1,511,400
     15,600   Morgan Stanley Group, Inc. .......        916,500
     10,400   Salomon Inc. .....................        518,700
      6,800   Transamerica Corporation..........        608,600
     63,666   Travelers Group Inc. .............      3,048,010
                                                   ------------
                                                     20,655,435
                                                   ------------
              FOOD PRODUCERS -- 3.1%
     55,720   Archer-Daniels-Midland Company....        995,995
     46,900   Campbell Soup Company.............      2,174,988
     24,800   ConAgra Inc. .....................      1,345,400
     14,400   CPC International Inc. ...........      1,180,800
     15,900   General Mills Inc. ...............        987,787
     35,900   Heinz (H.J.) Company..............      1,418,050
     15,600   Hershey Foods Corporation.........        780,000
     20,700   Kellogg Company...................      1,392,075
      8,100   Pioneer Hi-Bred International.....        509,287
     13,300   Quaker Oats Company...............        485,450
     10,400   Ralston-Purina Group..............        812,500
     48,300   Sara Lee Corporation..............      1,956,150
     15,800   Unilever N.V., ADR................      2,942,750
     11,900   Wrigley (Wm.) Jr. Company.........        694,662
                                                   ------------
                                                     17,675,894
                                                   ------------
              FOOD RETAILERS -- 0.7%
     26,000   Albertson's, Inc. ................        884,000
     14,400   American Stores Company...........        640,800
      3,300   Fleming Companies Inc. ...........         57,750
      6,100   Giant Food Inc., Class A..........        195,200
      3,700   Great Atlantic & Pacific Tea
                Inc.............................         93,888
     11,700   Kroger Company+...................        593,775
      6,800   Supervalu Inc. ...................        202,300
     18,300   Sysco Corporation.................        624,487
     15,300   Winn-Dixie Stores Inc. ...........        504,900
                                                   ------------
                                                      3,797,100
                                                   ------------
              FURNITURE AND APPLIANCES -- 0.4%
      3,400   Armstrong World Industries Inc....        220,150
      8,900   Black & Decker Corporation........        285,912
     10,500   Maytag Corporation................        216,563
     15,200   Newell Company....................        509,200
     15,900   Rubbermaid, Inc. .................        395,512
      9,000   Stanley Works.....................        340,875
      7,800   Whirlpool Corporation.............        371,475
                                                   ------------
                                                      2,339,687
                                                   ------------
              INSURANCE -- 3.4%
     15,000   Aetna Life & Casualty Company.....      1,288,125
     45,600   Allstate Corporation..............      2,707,500
     47,300   American International Group,
                Inc. ...........................      5,551,838
     10,700   Aon Corporation...................        655,375
     18,300   Chubb Corporation.................        985,912
      7,600   CIGNA Corporation.................      1,110,550
     14,800   Conseco Inc. .....................        527,250
      8,200   General Re Corporation............      1,295,600
     11,700   ITT Hartford Group Inc. ..........        843,863
      7,100   Jefferson-Pilot Corporation.......        386,063
     10,200   Lincoln National Corporation
                Ltd. ...........................        545,700
      4,300   MBIA, Inc. .......................        412,262
      5,800   MGIC Investment Corporation.......        410,350
      9,900   Providian Corporation.............        529,650
     12,400   SAFECO Corporation................        496,000
      8,100   St. Paul Companies Inc. ..........        525,487
      6,900   Torchmark Corporation.............        382,087

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              INSURANCE -- (CONTINUED)
      7,700   UNUM Corporation..................   $    562,100
      9,900   USF&G Corporation.................        212,850
      3,600   USLIFE Corporation................        168,300
                                                   ------------
                                                     19,596,862
                                                   ------------
              MACHINERY AND EQUIPMENT -- 1.3%
      2,600   Briggs & Stratton Corporation.....        116,675
     19,700   Caterpillar Inc. .................      1,580,925
      3,400   Cincinnati Milacron Inc. .........         63,750
     11,000   Cooper Industries Inc. ...........        477,125
      4,800   Cummins Engine Inc. ..............        246,000
     26,400   Deere & Company...................      1,148,400
     11,800   Dover Corporation.................        619,500
      3,500   Foster Wheeler Corporation........        123,813
      4,500   General Signal Corporation........        176,063
      3,600   Giddings & Lewis Inc. ............         53,550
      3,700   Harnischfeger Industries Inc. ....        172,050
     11,700   Illinois Tool Works Inc. .........        955,013
     10,600   Ingersoll-Rand Company............        462,425
        700   NACCO Industries Inc., Class A....         34,475
     11,600   Pall Corporation..................        268,250
      8,000   Parker-Hannifin Corporation.......        342,000
     14,400   Thermo Electron Corporation+......        444,600
      3,200   Timken Company....................        171,200
      2,800   TRINOVA Corporation...............         93,800
                                                   ------------
                                                      7,549,614
                                                   ------------
              MEDIA -- 0.8%
     31,900   Comcast Corporation, Class A......        538,313
     65,600   Tele-Communications Inc.,
                Class A.........................        787,200
     57,600   Time Warner Inc. .................      2,491,200
     57,000   U.S. West Media Group, Inc.+......      1,061,625
                                                   ------------
                                                      4,878,338
                                                   ------------
              MEDICAL PRODUCTS AND
                SUPPLIES -- 3.0%
     78,900   Abbott Laboratories...............      4,428,262
      6,700   Allergan, Inc. ...................        195,138
      5,700   Bard (C.R.) Inc. .................        162,450
      6,000   Bausch & Lomb Inc. ...............        237,000
     27,800   Baxter International Inc. ........      1,198,875
     13,300   Becton, Dickinson & Company.......        598,500
     11,000   Biomet, Inc. .....................        185,625
     17,000   Boston Scientific Corporation+....      1,049,750
      7,100   Guidant Corporation...............        436,650
    133,500   Johnson & Johnson.................      7,058,813
     23,300   Medtronic, Inc. ..................      1,450,425
      7,600   St. Jude Medical Inc.+............        253,650
      6,200   United States Surgical
                Corporation.....................        189,100
                                                   ------------
                                                     17,444,238
                                                   ------------
              MEDICAL SERVICES -- 0.9%
      9,600   Beverly Enterprises Inc.+.........        136,800
     66,700   Columbia/HCA Healthcare
                Corporation.....................      2,242,788
     31,200   HEALTHSOUTH Corporation+..........        596,700
     15,800   Humana Inc.+......................        347,600
      6,500   Manor Care Inc. ..................        158,437
     29,000   Tenet Healthcare Corporation+.....        714,125
     18,000   United Healthcare Corporation.....        857,250
                                                   ------------
                                                      5,053,700
                                                   ------------
              METALS AND MINING -- 1.1%
     22,600   Alcan Aluminum Ltd. ..............        765,575
     18,000   Aluminum Company of America.......      1,224,000
      4,000   ASARCO Inc. ......................        112,500
     35,400   Barrick Gold Corporation..........        840,750
     23,300   Battle Mountain Gold Company......        154,362
      9,700   Cyprus Amax Minerals Company......        230,375
     11,800   Echo Bay Mines Ltd. ..............         78,175
     14,300   Homestake Mining Company..........        216,288
     17,000   Inco Ltd. ........................        554,625
     10,000   Newmont Mining Corporation........        387,500
      6,800   Phelps Dodge Corporation..........        497,250
     24,200   Placer Dome Inc., ADR.............        438,625
      6,300   Reynolds Metals Company...........        390,600
     13,400   Santa Fe Pacific Gold
                Corporation.....................        221,100
                                                   ------------
                                                      6,111,725
                                                   ------------
              OFFICE EQUIPMENT -- 0.6%
     11,700   Ikon Office Solutions.............        391,950
      9,700   Moore Corporation Ltd. ...........        194,000
     15,200   Pitney Bowes Inc. ................        893,000
     33,200   Xerox Corporation.................      1,888,250
                                                   ------------
                                                      3,367,200
                                                   ------------
              OIL -- DOMESTIC -- 2.1%
      9,700   Amerada Hess Corporation..........        514,100
     49,900   Amoco Corporation.................      4,322,587
      6,500   Ashland Oil, Inc. ................        261,625
     16,000   Atlantic Richfield Company........      2,122,000
      4,800   Kerr-McGee Corporation............        297,000
      3,400   Louisana Land & Exploration
                Company.........................        161,075
     32,700   Occidental Petroleum
                Corporation.....................        805,238
     10,100   Oryx Energy Company+..............        194,425
      4,300   Pennzoil Company..................        222,525
     26,500   Phillips Petroleum Company........      1,083,188
      8,700   Sun Company, Inc. ................        227,288
     24,700   Unocal Corporation................        941,688
     29,800   USX-Marathon Group (New)..........        830,675
                                                   ------------
                                                     11,983,414
                                                   ------------
              OIL -- INTERNATIONAL -- 6.3%
     65,600   Chevron Corporation...............      4,567,400
    124,400   Exxon Corporation.................     13,404,100
     39,600   Mobil Corporation.................      5,172,750
     53,900   Royal Dutch Petroleum
                Company, ADR....................      9,432,500
     26,000   Texaco Inc. ......................      2,847,000
     24,398   Union Pacific Resources Group
                Inc. ...........................        652,647
                                                   ------------
                                                     36,076,397
                                                   ------------
              OIL SERVICES -- 0.9%
     14,200   Baker Hughes Inc. ................        544,925
     17,000   Dresser Industries, Inc. .........        514,250
     11,500   Halliburton Company...............        779,125
      8,400   Rowan Companies Inc.+.............        190,050
     24,400   Schlumberger Ltd. ................      2,616,900
      5,400   Western Atlas, Inc.+..............        327,375
                                                   ------------
                                                      4,972,625
                                                   ------------
              PAPER AND FOREST PRODUCTS -- 1.4%
      5,200   Boise Cascade Corporation.........        158,600
      9,900   Champion International
                Corporation.....................        450,450
      9,400   Georgia-Pacific Corporation.......        681,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PAPER AND FOREST
                PRODUCTS -- (CONTINUED)
     29,900   International Paper Company.......   $  1,162,363
      8,600   James River Corporation...........        250,475
     28,300   Kimberly-Clark Corporation........      2,812,313
     11,000   Louisiana Pacific Corporation.....        228,250
      5,500   Mead Corporation..................        291,500
      2,500   Potlatch Corporation..............        102,812
      8,700   Stone Container Corporation.......         96,787
      5,700   Temple-Inland Inc. ...............        299,250
      6,900   Union Camp Corporation............        325,162
     10,100   Westvaco Corporation..............        253,762
     20,200   Weyerhaeuser Company..............        901,425
      5,700   Willamette Industries Inc. .......        356,250
                                                   ------------
                                                      8,370,899
                                                   ------------
              PHOTO AND OPTICAL -- 0.5%
     34,000   Eastman Kodak Company.............      2,579,750
      4,400   Polaroid Corporation..............        174,900
                                                   ------------
                                                      2,754,650
                                                   ------------
              PRINTING AND PUBLISHING -- 1.1%
      7,700   American Greetings
                Corporation, Class A............        245,919
      8,200   Deluxe Corporation................        265,475
     15,800   Donnelley (R.R.) & Sons Company...        551,025
     10,100   Dow Jones & Company Inc. .........        410,312
     16,700   Dun & Bradstreet Corporation......        423,763
     14,200   Gannett Company, Inc. ............      1,219,425
      8,000   Harcourt General Inc. ............        372,000
      3,300   Harland (John H.) Company.........         78,375
      4,000   Jostens Inc. .....................         90,500
      9,100   Knight- Ridder Inc. ..............        362,863
      9,800   McGraw-Hill Companies, Inc. ......        501,025
      4,400   Meredith Corporation..............        101,750
      9,800   New York Times Company, Class A...        432,425
     10,100   Times Mirror Company, Class A.....        551,713
     12,600   Tribune Company...................        510,300
                                                   ------------
                                                      6,116,870
                                                   ------------
              PROFESSIONAL SERVICES -- 0.2%
      9,600   Block (H&R) Inc. .................        282,000
      7,800   Interpublic Group Companies
                Inc. ...........................        411,450
     23,700   Service Corporation
                International...................        705,075
                                                   ------------
                                                      1,398,525
                                                   ------------
              RECREATION -- 1.4%
     10,000   Brunswick Corporation.............        268,750
     67,800   Disney (Walt) Company.............      4,949,400
      4,100   Fleetwood Enterprises Inc. .......        102,500
     10,000   Harrah's Entertainment Inc.+......        171,250
     13,050   Hasbro Inc. ......................        357,244
      5,500   King World Productions Inc.+......        200,750
     27,900   Mattel, Inc. .....................        669,600
     36,300   Viacom Inc., Class B+.............      1,202,438
                                                   ------------
                                                      7,921,932
                                                   ------------
              RESTAURANTS AND LODGING -- 1.1%
     15,900   Darden Restaurants Inc............        125,212
     11,900   HFS Inc.+.........................        700,613
     25,400   Hilton Hotels Corporation.........        615,950
     12,100   ITT Corporation...................        712,388
     11,900   Marriot International Inc. .......        592,025
     70,100   McDonald's Corporation............      3,312,225
     11,800   Wendy's International Inc. .......        243,375
                                                   ------------
                                                      6,301,788
                                                   ------------
              RETAIL -- DISCOUNT -- 1.6%
     58,700   Kmart Stores Corporation..........        711,738
     11,900   Rite Aid Corporation..............        499,800
      7,800   TJX Companies Inc. ...............        333,450
     28,500   Toys R Us Inc.+...................        798,000
    229,500   Wal-Mart Stores Inc. .............      6,397,312
     13,300   Woolworth Corporation+............        310,888
                                                   ------------
                                                      9,051,188
                                                   ------------
              RETAIL -- GENERAL -- 1.2%
     20,200   Costco Companies Inc.+............        558,025
     22,100   Dayton Hudson Corporation.........        922,675
     11,400   Dillard Department
                Stores Inc., Class A............        359,100
     19,400   Federated Department
                Stores Inc.+....................        637,775
     25,200   May Department Stores Company.....      1,146,600
      3,400   Mercantile Stores Inc. ...........        157,675
     23,100   Penney (J.C.) Company Inc. .......      1,100,138
     39,300   Sears, Roebuck & Company..........      1,974,825
                                                   ------------
                                                      6,856,813
                                                   ------------
              RETAIL -- SPECIALTY -- 1.4%
     10,100   Charming Shoppes Inc.+............         54,288
     10,100   Circuit City Stores Inc. .........        337,087
     37,250   CUC International Inc.+...........        838,125
     10,100   CVS Corporation...................        465,862
     29,700   Gap Inc. .........................        994,950
     47,200   Home Depot Inc. ..................      2,525,200
     27,700   Limited Inc. .....................        508,988
      3,100   Longs Drug Stores Corporation.....         72,850
     16,300   Lowe's Companies Inc. ............        609,213
      8,100   Nordstrom, Inc. ..................        306,788
      6,100   Pep Boys -- Manny, Moe & Jack.....        183,000
      6,300   Tandy Corporation.................        315,787
     24,700   Walgreen Company..................      1,034,312
                                                   ------------
                                                      8,246,450
                                                   ------------
              SAVINGS AND LOANS -- 0.2%
     11,500   Ahmanson (H.F.) & Company.........        419,750
      6,000   Golden West Financial
                Corporation.....................        376,500
     13,700   Great Western Financial
                Corporation.....................        553,138
                                                   ------------
                                                      1,349,388
                                                   ------------
              SEMICONDUCTORS -- 2.5%
     13,800   Advanced Micro Devices Inc.+......        572,700
     81,900   Intel Corporation.................     11,394,338
     20,600   Micron Technology, Inc. ..........        834,300
     18,800   Texas Instruments Inc. ...........      1,407,650
                                                   ------------
                                                     14,208,988
                                                   ------------
              STEEL -- 0.2%
      9,700   Armco Inc.+.......................         38,800
     11,000   Bethlehem Steel Corporation+......         90,750
      4,500   Inland Steel Industries Inc. .....         87,750
      8,600   Nucor Corporation.................        393,450
      8,200   USX-U.S. Steel Group..............        218,325
      8,800   Worthington Industries Inc. ......        168,300
                                                   ------------
                                                        997,375
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              TELECOMMUNICATIONS -- 1.0%
     11,200   DSC Communications Corporation+...   $    234,500
     62,258   Lucent Technologies...............      3,284,110
     25,800   Northern Telecommunications,
                Ltd. ...........................      1,686,675
     17,900   Tellabs, Inc.+....................        646,638
                                                   ------------
                                                      5,851,923
                                                   ------------
              TOBACCO -- 1.9%
     16,900   American Brands Inc...............        855,562
     81,800   Philip Morris Companies Inc. .....      9,335,425
     18,600   UST Inc. .........................        518,475
                                                   ------------
                                                     10,709,462
                                                   ------------
              TRANSPORTATION -- AIRLINES -- 0.3%
      8,900   AMR Corporation+..................        734,250
      7,600   Delta Air Lines, Inc. ............        639,350
     13,900   Southwest Airlines Company........        307,537
      6,000   USAir Group Inc.+.................        147,000
                                                   ------------
                                                      1,828,137
                                                   ------------
              TRANSPORTATION -- RAILROADS -- 1.0%
     15,200   Burlington Northern Santa Fe
                Inc.............................      1,124,800
      7,900   Conrail Inc. .....................        890,725
     22,300   CSX Corporation...................      1,036,950
     12,500   Norfolk Southern Corporation......      1,065,625
     24,500   Union Pacific Corporation.........      1,390,375
                                                   ------------
                                                      5,508,475
                                                   ------------
              TRUCKING AND SHIPPING -- 0.2%
      3,700   Caliber Systems Inc...............         98,050
     11,600   Federal Express Corporation+......        604,650
      9,400   Ryder Systems Inc. ...............        274,950
                                                   ------------
                                                        977,650
                                                   ------------
              UTILITIES -- NATURAL GAS -- 0.5%
      5,400   Columbia Gas Systems Inc..........        312,525
      9,500   Consolidated Natural Gas
                Company.........................        478,563
      4,900   NICOR Inc. .......................        156,800
     13,100   NorAm Energy Corporation..........        191,588
      2,400   ONEOK Inc. .......................         62,400
      8,300   Pacific Enterprises...............        251,075
      3,400   Peoples Energy Corporation........        112,625
      8,800   Sonat, Inc. ......................        479,600
     14,950   Williams Companies Inc. ..........        665,275
                                                   ------------
                                                      2,710,451
                                                   ------------
              UTILITIES -- TELEPHONE -- 6.4%
     49,500   AirTouch Communications, Inc.+....      1,138,500
     19,000   ALLTEL Corporation................        617,500
     55,300   Ameritech Corporation.............      3,400,950
    161,100   AT&T Corporation..................      5,598,225
     43,800   Bell Atlantic Corporation.........      2,666,325
     99,300   BellSouth Corporation.............      4,195,425
     97,800   GTE Corporation...................      4,559,925
     69,200   MCI Communications Corporation....      2,465,250
     43,200   NYNEX Corporation.................      1,971,000
     42,500   Pacific Telesis Group.............      1,604,375
     60,200   SBC Communications Inc. ..........      3,168,025
     43,900   Sprint Corporation................      1,997,450
     47,500   U.S. West Inc. ...................      1,615,000
     87,900   WorldCom Inc.+....................      1,933,800
                                                   ------------
                                                     36,931,750
                                                   ------------
              OTHER -- 0.3%
     17,100   Allegheny Teledyne Inc. ..........        480,937
     22,200   Rockwell International
                Corporation.....................      1,440,225
                                                   ------------
                                                      1,921,162
                                                   ------------
              TOTAL COMMON STOCKS
              (Cost $473,681,159)...............    579,504,324
                                                   ============

PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 1)
 --------                                              --------
 U.S. TREASURY BILLS -- 0.2%
$ 100,000     5.110%** 04/24/1997++..............         99,679
  100,000     5.090%** 05/08/1997++..............         99,488
  100,000     5.090%** 05/15/1997++..............         99,390
  200,000     5.110%** 05/22/1997++..............        198,596
  200,000     5.130%** 06/05/1997++..............        198,180
  300,000     5.130%** 06/12/1997++..............        296,973
                                                    ------------
              TOTAL U.S. TREASURY BILLS
              (Cost $992,306)....................        992,306
                                                    ============
              TOTAL SECURITIES
              (Cost $474,673,465)................    580,496,630
                                                    ============
REPURCHASE AGREEMENT -- 1.1%
  (Cost $6,492,000)
6,492,000     Agreement with Smith Barney, 6.300%
                dated 03/31/97, to be repurchased
                at $6,493,136 on 04/01/97,
                collateralized by: $6,492,017
                U.S. Government Agency
                Securities,
                5.125%  -- 8.740% due
                03/04/98 -- 12/15/43.............      6,492,000
                                                      ----------
TOTAL INVESTMENTS
  (Cost $481,165,465*)..................  102.1%     586,988,630
OTHER ASSETS AND
  LIABILITIES (NET).....................   (2.1)    (11,870,837)
                                          ------   -------------
NET ASSETS..............................  100.0%   $ 575,117,793
                                          =====    =============

                                                      NET
NUMBER OF                                          UNREALIZED
CONTRACTS                                         DEPRECIATION

 -------------------------------------------------------------
FUTURES CONTRACTS -- LONG POSITION
       17     S&P 500 Index Futures, June
                1997..........................    $  (260,600)
                                                  ===========

---------------

   * Aggregate cost for Federal tax purposes is $482,990,866.
  ** Rate represents annualized yield at date of purchase.
   + Non-income producing security.
  ++ Security segregated as collateral for futures contracts.

ABBREVIATION:

ADR  American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
              AEROSPACE AND DEFENSE -- 2.3%
     38,700   United Technologies
                Corporation....................    $  2,912,175
                                                   ------------
              APPAREL AND TEXTILES -- 4.2%
     65,700   Fruit of the Loom Inc., Class
                A+.............................       2,726,550
     61,300   Liz Claiborne Inc. ..............       2,674,212
                                                   ------------
                                                      5,400,762
                                                   ------------
              AUTOMOTIVE AND TRUCK
                MANUFACTURERS -- 1.7%
     73,600   Chrysler Corporation.............       2,208,000
                                                   ------------
              BANKS -- 8.1%
     71,400   Ahmanson (H.F.) & Company........       2,606,100
     25,400   BankAmerica Corporation..........       2,559,050
     29,000   Chase Manhattan Corporation......       2,715,125
     71,700   Southtrust Corporation...........       2,590,162
                                                   ------------
                                                     10,470,437
                                                   ------------
              CHEMICALS -- BASIC -- 3.6%
     66,400   Cytec Industries Inc.+...........       2,514,900
     27,600   Rohm & Haas Company..............       2,066,550
                                                   ------------
                                                      4,581,450
                                                   ------------
              COMPUTER RELATED -- 5.7%
     31,800   Compaq Computer Corporation+.....       2,436,675
     42,000   Dell Computer Corporation+.......       2,840,250
     54,100   Storage Technology
                Corporation+...................       2,123,425
                                                   ------------
                                                      7,400,350
                                                   ------------
              COMPUTER SOFTWARE -- 2.1%
     44,100   Compuware Corporation+...........       2,767,275
                                                   ------------
              DIVERSIFIED -- 1.6%
     23,600   Loews Corporation................       2,097,450
                                                   ------------
              ELECTRIC POWER -- 1.6%
     59,100   Texas Utilities Company..........       2,024,175
                                                   ------------
              ELECTRONICS -- 1.9%
     89,800   National Semiconductor
                Corporation+...................       2,469,500
                                                   ------------
              ENVIRONMENTAL -- 1.9%
     30,450   Johnson Controls Inc. ...........       2,451,225
                                                   ------------
              FINANCIAL SERVICES -- 7.9%
     50,900   GreenPoint Financial
                Corporation....................       2,621,350
     86,350   Paine Webber Group, Inc. ........       2,439,387
     26,600   Student Loan Marketing
                Association....................       2,533,650
     54,900   Travelers Group Inc. ............       2,628,338
                                                   ------------
                                                     10,222,725
                                                   ------------
              FOOD RETAILERS -- 2.1%
     58,994   Safeway Inc.+....................       2,735,847
                                                   ------------
              INSURANCE -- 5.8%
     17,500   CIGNA Corporation................       2,557,188
     87,400   Equitable Companies, Inc. .......       2,381,650
     35,500   MGIC Investment Corporation......       2,511,625
                                                   ------------
                                                      7,450,463
                                                   ------------
              MACHINERY AND EQUIPMENT -- 7.8%
     33,100   Caterpillar Inc. ................       2,656,275
     46,400   Cummins Engine Inc. .............       2,378,000
     57,850   Harnischfeger Industries Inc. ...       2,690,025
     53,800   Ingersoll-Rand Company...........       2,347,025
                                                   ------------
                                                     10,071,325
                                                   ------------
              MEDICAL PRODUCTS AND
                SUPPLIES -- 3.6%
     44,700   Guidant Corporation..............       2,749,050
     63,300   United States Surgical
                Corporation....................       1,930,650
                                                   ------------
                                                      4,679,700
                                                   ------------
              METALS AND MINING -- 2.0%
    108,900   Cyprus Amax Minerals Company.....       2,586,375
                                                   ------------
              OIL -- DOMESTIC -- 5.8%
     45,000   Pennzoil Company.................       2,328,750
     57,500   Phillips Petroleum Company.......       2,350,313
     99,800   USX-Marathon Group (New).........       2,781,925
                                                   ------------
                                                      7,460,988
                                                   ------------
              OIL -- INTERNATIONAL -- 4.2%
     18,900   British Petroleum Company Plc,
                ADR............................       2,594,025
     25,600   Texaco Inc. .....................       2,803,200
                                                   ------------
                                                      5,397,225
                                                   ------------
              OIL SERVICES -- 2.2%
     72,000   Baker Hughes Inc. ...............       2,763,000
                                                   ------------
              PHOTO AND OPTICAL -- 1.8%
     30,900   Eastman Kodak Company............       2,344,537
                                                   ------------
              RETAIL -- DISCOUNT -- 3.9%
     56,100   TJX Companies Inc. ..............       2,398,275
    110,600   Woolworth Corporation+...........       2,585,275
                                                   ------------
                                                      4,983,550
                                                   ------------
              RETAIL -- GENERAL -- 4.1%
     94,500   Costco Companies Inc.+...........       2,610,563
     63,200   Dayton Hudson Corporation........       2,638,600
                                                   ------------
                                                      5,249,163
                                                   ------------
              TRANSPORTATION -- AIRLINES -- 2.1%
     41,400   UAL Corporation+.................       2,680,650
                                                   ------------
              TRUCKING AND SHIPPING -- 2.0%
     49,300   Federal Express Corporation+.....       2,569,762
                                                   ------------
              UTILITIES -- NATURAL GAS -- 3.5%
     44,900   Consolidated Natural Gas
                Company........................       2,261,837
     72,000   NICOR Inc. ......................       2,304,000
                                                   ------------
                                                      4,565,837
                                                   ------------
              UTILITIES -- TELEPHONE -- 3.8%
     43,000   Cincinnati Bell Inc. ............       2,429,500
     66,700   Pacific Telesis Group............       2,517,925
                                                   ------------
                                                      4,947,425
                                                   ------------
              TOTAL COMMON STOCKS
                (Cost $111,968,412)............     125,491,371
                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

PRINCIPAL                                             VALUE
  AMOUNT                                             (NOTE 1)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
  (Cost $2,679,000)

$2,679,000   Agreement with Smith Barney,
               6.300% dated 03/31/97, to be
               repurchased
               at $2,679,469 on 04/01/97,
               collateralized by: $2,679,007
               U.S. Government Agency
               Securities, 5.125% -- 8.740% due
               03/04/98 -- 12/15/43............    $  2,679,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $114,647,412*)...................   99.4%   128,170,371
OTHER ASSETS AND
  LIABILITIES (NET)......................    0.6        750,756
                                           -----   ------------
NET ASSETS...............................  100.0%  $128,921,127
                                           =====   ============

---------------

* Aggregate cost for Federal tax purposes is $114,680,588.
+ Non-income producing security.

ABBREVIATION:
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.8%
           AEROSPACE AND DEFENSE -- 0.0%#
       1   Boeing Company.......................   $         99
                                                   ------------
           APPAREL AND TEXTILES -- 1.5%
 150,100   Nike Inc., Class B...................      9,306,200
                                                   ------------
           BANKS -- 3.0%
 141,900   Bank of New York Inc. ...............      5,214,825
  70,800   Chase Manhattan Corporation..........      6,628,650
 136,300   Norwest Corporation..................      6,303,875
                                                   ------------
                                                     18,147,350
                                                   ------------
           BEVERAGES -- 2.8%
  88,200   Coca-Cola Company....................      4,928,175
 374,100   PepsiCo Inc. ........................     12,205,012
                                                   ------------
                                                     17,133,187
                                                   ------------
           CHEMICALS -- BASIC -- 0.6%
  94,700   Monsanto Company.....................      3,622,275
                                                   ------------
           CHEMICALS -- SPECIALTY -- 2.3%
  55,350   Raychem Corporation..................      4,559,456
 316,100   Sigma-Aldrich Corporation............      9,759,587
                                                   ------------
                                                     14,319,043
                                                   ------------
           COMMUNICATION EQUIPMENT -- 1.1%
  84,000   Andrew Corporation+..................      3,034,500
 102,100   Ericsson (L.M.) Telecommunications
             Company, Class B, ADR..............      3,452,256
                                                   ------------
                                                      6,486,756
                                                   ------------
           COMPUTER RELATED -- 2.9%
  66,600   Cisco Systems, Inc.+.................      3,205,125
  60,300   Compaq Computer Corporation+.........      4,620,488
 146,925   FORE Systems, Inc.+..................      2,203,875
  81,100   Hewlett-Packard Company..............      4,318,575
 118,300   Sun Microsystems, Inc.+..............      3,415,913
                                                   ------------
                                                     17,763,976
                                                   ------------
           COMPUTER SERVICES -- 2.1%
 230,050   Computer Associates International
             Inc. ..............................      8,943,194
 182,600   Gartner Group, Inc., Class A+........      3,948,725
                                                   ------------
                                                     12,891,919
                                                   ------------
           COMPUTER SOFTWARE -- 6.6%
 107,850   BMC Software, Inc.+..................      4,974,581
 220,600   Cadence Design Systems, Inc.+........      7,583,125
 195,200   First Data Corporation...............      6,612,400
 145,900   Microsoft Corporation+...............     13,377,206
 105,100   Parametric Technology Corporation+...      4,742,637
 149,600   Rational Software Corporation+.......      3,085,500
                                                   ------------
                                                     40,375,449
                                                   ------------
           CONSTRUCTION -- 0.9%
  98,900   Fluor Corporation....................      5,192,250
                                                   ------------
           CONTAINERS -- 0.8%
  94,400   Crown Cork & Seal Inc. ..............      4,873,400
                                                   ------------
           COSMETICS AND TOILETRY -- 1.7%
  34,400   Colgate-Palmolive Company............      3,427,100
  97,000   Gillette Company.....................      7,044,625
                                                   ------------
                                                     10,471,725
                                                   ------------
           DIVERSIFIED -- 1.4%
 121,300   AlliedSignal Inc. ...................      8,642,625
                                                   ------------
           DRUGS -- 7.3%
 100,900   Amgen, Inc.+.........................      5,637,788
 104,200   Biogen, Inc.+........................      3,894,475
 169,800   Bristol-Myers Squibb Company.........     10,018,200
 155,700   Merck & Company Inc. ................     13,117,725
 164,300   Schering-Plough Corporation..........     11,952,825
                                                   ------------
                                                     44,621,013
                                                   ------------
           ELECTRIC POWER -- 0.4%
  47,500   AES Corporation+.....................      2,660,000
                                                   ------------
           ELECTRICAL EQUIPMENT -- 3.3%
 295,800   Emerson Electric Company.............     13,311,000
  68,200   General Electric Company.............      6,768,850
                                                   ------------
                                                     20,079,850
                                                   ------------
           ELECTRONICS -- 1.9%
  81,100   Motorola, Inc. ......................      4,896,412
 243,200   Teradyne, Inc.+......................      7,022,400
                                                   ------------
                                                     11,918,812
                                                   ------------
           FINANCIAL SERVICES -- 5.7%
 206,200   Dean Witter, Discover & Company......      7,191,225
 247,850   Equifax Inc. ........................      6,753,913
 169,100   Federal Home Loan Mortgage
             Corporation........................      4,607,975
 132,400   Federal National Mortgage
             Association........................      4,782,950
  71,100   First USA Inc. ......................      3,012,863
  94,800   Green Tree Financial Corporation.....      3,199,500
  60,700   Transamerica Corporation.............      5,432,650
                                                   ------------
                                                     34,981,076
                                                   ------------
           FOOD PRODUCERS -- 2.2%
 133,900   Hershey Foods Corporation............      6,695,000
  85,000   Ralston-Purina Group.................      6,640,625
                                                   ------------
                                                     13,335,625
                                                   ------------
           FOOD RETAILERS -- 1.2%
 212,550   Sysco Corporation....................      7,253,269
                                                   ------------
           INSURANCE -- 7.2%
 116,400   American International Group,
             Inc. ..............................     13,662,450
 103,000   General Re Corporation...............     16,274,000
 107,300   MGIC Investment Corporation..........      7,591,475
  92,500   UNUM Corporation.....................      6,752,500
                                                   ------------
                                                     44,280,425
                                                   ------------
           MACHINERY AND EQUIPMENT -- 1.4%
  90,450   Dover Corporation....................      4,748,625
  50,100   Illinois Tool Works, Inc. ...........      4,089,412
                                                   ------------
                                                      8,838,037
                                                   ------------
           MEDIA -- 2.0%
  85,900   Reuters Holdings Plc, ADR............      4,998,306
 167,300   Time Warner Inc. ....................      7,235,725
                                                   ------------
                                                     12,234,031
                                                   ------------
           MEDICAL PRODUCTS AND SUPPLIES -- 9.5%
 245,750   Abbott Laboratories..................     13,792,719
 259,900   Baxter International Inc. ...........     11,208,188
 199,500   Becton, Dickinson & Company..........      8,977,500
  92,050   Boston Scientific Corporation+.......      5,684,088

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           MEDICAL PRODUCTS AND
             SUPPLIES -- (CONTINUED)
 106,750   Guidant Corporation..................   $  6,565,125
 101,100   Johnson & Johnson....................      5,345,663
 109,300   Medtronic, Inc. .....................      6,803,925
                                                   ------------
                                                     58,377,208
                                                   ------------
           MEDICAL SERVICES -- 1.5%
 136,600   Columbia/HCA Healthcare
             Corporation........................      4,593,175
  99,400   HBO & Company........................      4,721,500
                                                   ------------
                                                      9,314,675
                                                   ------------
           OFFICE SUPPLIES -- 1.1%
 191,500   Newell Company.......................      6,415,250
                                                   ------------
           OIL -- DOMESTIC -- 1.1%
 111,100   Kerr-McGee Corporation...............      6,874,312
                                                   ------------
           OIL -- INTERNATIONAL -- 1.4%
  66,400   Mobil Corporation....................      8,673,500
                                                   ------------
           OIL SERVICES -- 1.9%
  94,900   Halliburton Company..................      6,429,475
  84,550   Western Atlas, Inc.+.................      5,125,844
                                                   ------------
                                                     11,555,319
                                                   ------------
           PAPER AND FOREST PRODUCTS -- 1.1%
  68,550   Kimberly-Clark Corporation...........      6,812,156
                                                   ------------
           PRINTING AND PUBLISHING -- 1.1%
  76,350   Gannett Company, Inc. ...............      6,556,556
                                                   ------------
           RECREATION -- 2.2%
 204,900   Carnival Corporation.................      7,581,300
  79,500   Disney (Walt) Company................      5,803,500
                                                   ------------
                                                     13,384,800
                                                   ------------
           RESTAURANTS AND LODGING -- 2.0%
 210,600   HFS Inc.+............................     12,399,075
                                                   ------------
           RETAIL -- SPECIALTY -- 1.9%
  61,700   Home Depot Inc. .....................      3,300,950
 223,700   Lowe's Companies Inc. ...............      8,360,787
                                                   ------------
                                                     11,661,737
                                                   ------------
           SEMICONDUCTORS -- 4.8%
 192,600   Adaptec, Inc.+.......................      6,885,450
 127,900   Altera Corporation+..................      5,499,700
 124,425   Intel Corporation....................     17,310,628
                                                   ------------
                                                     29,695,778
                                                   ------------
           TELECOMMUNICATIONS -- 3.6%
 188,750   Ascend Communications Inc.+..........      7,691,563
  66,800   Oy Nokia AB, ADR.....................      3,891,100
 148,100   Tellabs, Inc.+.......................      5,350,112
 114,100   Vodafone Group Plc, ADR..............      5,034,663
                                                   ------------
                                                     21,967,438
                                                   ------------
             UTILITIES -- TELEPHONE -- 4.1%
    313,400  AirTouch Communications, Inc.+.....      7,208,200
    234,000  BellSouth Corporation..............      9,886,500
    177,250  GTE Corporation....................      8,264,281
                                                   ------------
                                                     25,358,981
                                                   ------------
             OTHER -- 2.2%
    158,400  CUC International, Inc.+...........      3,564,000
    156,800  Rockwell International
               Corporation......................     10,172,400
                                                   ------------
                                                     13,736,400
                                                   ------------
             TOTAL COMMON STOCKS
               (Cost $520,386,730)..............    612,211,577
                                                   ============

 PRINCIPAL
  AMOUNT
---------
REPURCHASE AGREEMENT -- 4.6%
  Cost $28,278,000)

$28,278,000  Agreement with Smith Barney, 6.300%
               dated 03/31/97, to be repurchased
               at $28,282,949 on 04/01/97,
               collateralized by: $28,278,072
               U.S. Government Agency
               Securities, 5.125% - 8.740% due
               03/04/98 -- 12/15/43.............     28,278,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $548,664,730*)..................  104.4%    640,489,577
OTHER ASSETS AND LIABILITIES (NET)......   (4.4)    (26,803,966)
                                          -----    ------------
NET ASSETS..............................  100.0%   $613,685,611
                                          =====    ============

---------------

* Aggregate cost for Federal tax purposes is $549,511,778.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR  American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.5%
           APPAREL AND TEXTILES -- 2.9%
   61,600  Jones Apparel Group, Inc.+..........    $  2,286,900
   61,800  Lands End Inc.+.....................       1,637,700
   56,400  Stage Stores, Inc.+.................       1,240,800
  146,100  The Men's Wearhouse, Inc.+..........       4,017,750
                                                   ------------
                                                      9,183,150
                                                   ------------
           AUTOMOBILE PARTS MANUFACTURERS -- 1.0%
  141,900  Superior Industries
             International Inc. ...............       3,210,487
                                                   ------------
           BANKS -- 2.5%
  192,700  Hibernia Corporation, Class A.......       2,529,188
  140,000  Northern Trust Company..............       5,250,000
                                                   ------------
                                                      7,779,188
                                                   ------------
           BIO SPECIALTY PHARMACEUTICALS -- 1.4%
  117,200  Biogen, Inc.+.......................       4,380,350
                                                   ------------
           CHEMICALS -- SPECIALTY -- 1.5%
  126,000  Cytec Industries Inc.+..............       4,772,250
                                                   ------------
           COAL, GAS AND PIPELINE -- 1.3%
   74,500  Anadarko Petroleum Company..........       4,181,312
                                                   ------------
           COMPUTER RELATED -- 2.9%
   68,400  Cambridge Technology Partners
             Inc.+.............................       1,581,750
  136,300  Comverse Technology Inc.+...........       5,383,850
   58,200  Diebold, Inc. ......................       2,189,775
                                                   ------------
                                                      9,155,375
                                                   ------------
           COMPUTER SERVICES -- 1.0%
   37,100  Paychex, Inc. ......................       1,525,738
   52,200  Wallace Computer Services, Inc. ....       1,729,125
                                                   ------------
                                                      3,254,863
                                                   ------------
           COMPUTER SOFTWARE -- 14.3%
   60,200  Aspect Development, Inc.+...........       1,384,600
  128,800  Aspen Technologies, Inc.+...........       3,509,800
  100,000  Bell & Howell Holdings Company+.....       2,087,500
  128,000  BMC Software, Inc.+.................       5,904,000
   65,000  Cabletron Systems Inc.+.............       1,901,250
   51,400  Compuware Corporation+..............       3,225,350
  115,200  Harbinger Corporation+..............       2,534,400
   65,400  McAfee Associates, Inc.+............       2,893,950
  110,300  Parametric Technology
             Corporation+......................       4,977,288
  100,000  PeopleSoft Inc.+....................       4,000,000
   74,000  Remedy Corporation..................       2,830,500
  103,100  Reynolds & Reynolds Company.........       2,461,513
  117,300  SunGard Data Systems, Inc.+.........       5,102,550
   93,300  Techforce Corporation+..............         553,969
   51,700  Visio Corporation+..................       2,016,300
                                                   ------------
                                                     45,382,970
                                                   ------------
           ELECTRIC POWER -- 1.7%
   38,000  AES Corporation+....................       2,128,000
  100,000  CMS Energy Corporation..............       3,287,500
                                                   ------------
                                                      5,415,500
                                                   ------------
           ELECTRICAL EQUIPMENT -- 1.6%
  110,000  Jabil Circuit, Inc.+................       4,956,875
                                                   ------------
           ELECTRONICS -- 4.3%
  164,000  ADC Telecommunications Inc.+........       4,407,500
  116,500  Analog Devices, Inc.+...............       2,621,250
   68,500  Hadco Corporation+..................       2,654,375
  120,150  Rational Software Corporation+......       2,478,094
   33,000  Symbol Technologies Inc. ...........       1,592,250
                                                   ------------
                                                     13,753,469
                                                   ------------
           ENVIRONMENTAL -- 2.2%
   75,000  Millipore Corporation...............       3,178,125
  107,600  USA Waste Service Inc.+.............       3,819,800
                                                   ------------
                                                      6,997,925
                                                   ------------
           EXPLORATION AND DRILLING -- 3.0%
  103,500  BJ Services Inc.+...................       4,942,125
   98,100  Smith International Inc.+...........       4,475,813
                                                   ------------
                                                      9,417,938
                                                   ------------
           FINANCIAL SERVICES -- 5.6%
  114,100  First USA Inc. .....................       4,834,987
   97,500  First USA Paymentech Inc.+..........       2,547,187
   56,500  FIRSTPLUS Financial Group, Inc.+....       1,702,063
   82,500  Franklin Resources Inc. ............       4,207,500
  136,500  Green Tree Financial Corporation....       4,606,875
                                                   ------------
                                                     17,898,612
                                                   ------------
           INSURANCE -- 2.9%
   77,900  Penncorp Financial Group, Inc. .....       2,492,800
  134,400  SunAmerica, Inc. ...................       5,056,800
   43,100  Vesta Insurance Group...............       1,535,437
                                                   ------------
                                                      9,085,037
                                                   ------------
           MEDICAL PRODUCTS AND SUPPLIES -- 4.0%
  116,000  Acuson Corporation+.................       2,711,500
  118,000  Advanced Technology Laboratories
             Inc.+.............................       3,495,750
  188,700  DePuy, Inc.+........................       4,127,813
   48,500  HBO & Company.......................       2,303,750
                                                   ------------
                                                     12,638,813
                                                   ------------
           MEDICAL SERVICES -- 5.6%
   87,500  CRA Managed Care Inc.+..............       3,281,250
   90,000  Genesis Health Ventures+............       2,812,500
  201,700  Health Management Associates Inc.,
             Class A+..........................       4,790,375
   53,700  National Surgery Centers, Inc.+.....       1,557,300
   51,300  Pediatrix Medical Group Inc.+.......       1,686,488
   59,000  PhyCor Inc.+........................       1,607,750
   65,400  Quorum Health Group, Inc.+..........       2,019,225
                                                   ------------
                                                     17,754,888
                                                   ------------
           OIL -- DOMESTIC -- 3.8%
  160,000  Chesapeake Energy Corporation+......       3,340,000
  163,900  Global Marine, Inc.+................       3,523,850
  178,000  Parker & Parsley Petroleum
             Company...........................       5,251,000
                                                   ------------
                                                     12,114,850
                                                   ------------
           OIL SERVICES -- 2.4%
  104,100  Camco International Companies
             Inc. .............................       4,580,400
   68,000  Tidewater, Inc. ....................       3,128,000
                                                   ------------
                                                      7,708,400
                                                   ------------
           PAPER AND FOREST PRODUCTS -- 1.1%
  137,000  Caraustar Industries, Inc. .........       3,407,875
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
 SHARES                                              (NOTE 1)
 --------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           PRINTING AND PUBLISHING -- 2.2%
  119,400  Belo (A.H.) Corporation, Class A....    $  4,417,800
   66,100  Catalina Marketing Corporation+.....       2,685,312
                                                   ------------
                                                      7,103,112
                                                   ------------
           PROFESSIONAL SERVICES -- 1.2%
  190,000  Personnel Group of America, Inc.+...       3,728,750
                                                   ------------
           RECREATION -- 3.0%
  106,400  International Speedway
             Corporation+......................       2,048,200
   46,200  Penske Motorsports Inc.+............       1,293,600
  111,900  Speedway Motorsports, Inc.+.........       2,657,625
  417,700  Station Casinos Inc.+...............       3,393,812
                                                   ------------
                                                      9,393,237
                                                   ------------
           RESTAURANTS AND LODGING -- 6.0%
   30,000  HFS Inc.+...........................       1,766,250
  188,700  La Quinta Inns Inc. ................       3,868,350
  127,000  Lone Star Steakhouse & Saloon+......       2,905,125
  212,300  Papa John's International Inc.+.....       5,599,413
  105,000  Promus Hotel Corporation+...........       3,491,250
  112,000  Sonic Corporation+..................       1,526,000
                                                   ------------
                                                     19,156,388
                                                   ------------
           RETAIL -- DISCOUNT -- 0.9%
   89,062  Dollar General Corporation..........       2,783,187
                                                   ------------
           RETAIL -- SPECIALTY -- 2.8%
  220,700  Bed Bath & Beyond Inc.+.............       5,338,181
   68,800  Circuit City Stores Inc. ...........       1,032,000
   46,800  Tiffany & Company...................       1,778,400
   33,000  U.S. Rentals, Inc.+.................         598,125
                                                   ------------
                                                      8,746,706
                                                   ------------
           SEMICONDUCTORS -- 2.2%
  106,100  Altera Corporation+.................       4,562,300
   89,250  Vitesse Semiconductor
             Corporation+......................       2,465,531
                                                   ------------
                                                      7,027,831
                                                   ------------
           TELECOMMUNICATIONS -- 3.4%
   54,000  Ascend Communications Inc.+.........       2,200,500
  220,000  NEXTEL Communications Inc., Class
             A+................................       2,942,500
  155,600  Tellabs, Inc.+......................       5,621,050
                                                   ------------
                                                     10,764,050
                                                   ------------
           TRANSPORTATION -- AIRLINES -- 1.4%
  211,500  Comair Holdings Inc. ...............       4,600,125
                                                   ------------
           TRANSPORTATION -- RAILROADS -- 0.4%
   75,000  Railtex, Inc. ......................       1,246,875
                                                   ------------
           OTHER -- 1.0%
  139,200  USA Detergents Inc.+................       3,201,600
                                                   ------------
           TOTAL COMMON STOCKS (Cost
             $261,876,601).....................     290,201,988
                                                   ============
 PRINCIPAL
   AMOUNT
 ----------
REPURCHASE AGREEMENT -- 8.5%
  (Cost $26,988,000)
 $26,988,000  Agreement with Smith Barney,
                6.300% dated 03/31/97, to be
                repurchased at $26,992,723 on
                04/01/97, collateralized by:
                $26,988,069 U.S. Government
                Agency Securities,
                5.125% -- 8.740% due 03/04/98 --
                12/15/43........................     26,988,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $288,864,601*).................. 100.0%.    317,189,988
OTHER ASSETS AND LIABILITIES (NET)......  (0.0)         (70,094)
                                          -----    ------------
NET ASSETS..............................  100.0%   $317,119,894
                                          =====    ============

---------------

* Aggregate cost for Federal tax purposes is $289,656,921.

+ Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS MANAGED SMALLCAP INDEX FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%
           AEROSPACE AND DEFENSE -- 0.6%
   1,900   AAR Corporation......................    $    57,000
   2,800   BE Aerospace, Inc.+..................         68,600
   4,700   Orbital Sciences Corporation+........         64,772
   4,600   UNC Inc.+............................         65,550
   1,100   Whittaker Corporation+...............         11,138
                                                   ------------
                                                        267,060
                                                   ------------
           AMMUNITION -- 0.2%
   2,300   Alliant Techsystems, Inc.+...........         96,888
                                                   ------------
           APPAREL AND TEXTILES -- 3.0%
   1,900   Brown Group Inc. ....................         31,588
   3,700   Cone Mills Corporation+..............         27,288
  10,200   Delta Woodside Industries, Inc. .....         67,575
   7,500   Dixie Yarns, Inc.+...................         47,813
   2,700   G & K Services Inc. .................         81,000
   4,200   Galey & Lord Inc.+...................         66,675
   3,300   Guilford Mills Inc. .................         99,413
   1,100   Haggar Co. ..........................         15,469
   5,500   Hartmarx Corporation+................         31,625
   6,600   Johnston Industries Inc. ............         50,325
   6,600   Mohawk Industries Inc.+..............        137,775
   5,300   Nautica Enterprises Inc.+............        133,163
   3,800   Osh Kosh B'Gosh, Class A.............         63,175
   1,100   Oxford Industries Inc. ..............         29,288
   3,400   Phillips-Van Heusen Corporation......         40,375
   3,400   Pillowtex Corporation................         60,350
   2,300   St. John Knits Inc. .................         99,475
   1,600   Timberland Company, Class A+.........         70,200
   9,500   Tultex Corporation+..................         73,625
                                                   ------------
                                                      1,226,197
                                                   ------------
           AUTOMOBILE AND TRUCK
             MANUFACTURERS -- 0.2%
   2,300   Spartan Motors, Inc. ................         15,813
   3,200   Walbro Corporation...................         56,400
                                                   ------------
                                                         72,213
                                                   ------------
           AUTOMOBILE PARTS MANUFACTURERS -- 1.8%
   3,800   Breed Technologies Inc. .............         74,100
     500   Custom Chrome, Inc.+.................          6,875
   3,400   Gentex Corporation+..................         67,150
   4,800   Intermet Corporation.................         63,000
   3,500   Myers Industries Inc. ...............         58,188
   2,400   Simpson Industries...................         23,700
   2,300   SPX Corporation......................        104,363
   2,700   Standard Motor Products..............         35,438
   3,800   Standard Products Company............         88,350
   8,900   TBC Corporation+.....................         83,438
   3,200   Titan Wheel International Inc. ......         47,200
   3,250   Wynn's International, Inc. ..........         75,156
                                                   ------------
                                                        726,958
                                                   ------------
           BANKS -- 4.3%
   2,300   CCB Financial Corporation............        147,775
   3,200   Cullen Frost Bankers Inc. ...........        114,000
   5,600   Deposit Guaranty Corporation.........        168,000
   3,200   FirstBank of Puerto Rico.............         81,200
   4,775   First Financial Corporation
             (Wisconsin)........................        124,747
   4,700   FirstMerit Corporation...............        195,638
   3,800   Magna Group, Inc. ...................        108,300
   3,500   RCSB Financial Inc. .................        105,000
   8,900   Union Planters Corporation...........        361,563
   2,500   U.S. Trust Corporation...............        105,000
   2,300   Zions Bancorporation.................        273,125
                                                   ------------
                                                      1,784,348
                                                   ------------
           BASIC INDUSTRIES -- 0.6%
   3,200   Commercial Metals....................         91,600
   2,700   Dravo Corporation+...................         29,700
   3,300   Greenfield Industries................         72,188
   2,000   Shorewood Packaging Corporation+.....         37,250
                                                   ------------
                                                        230,738
                                                   ------------
           BEVERAGES -- 0.1%
   1,400   Coca-Cola Bottling Consolidated......         60,900
           BROADCASTING/ADVERTISING -- 0.5%
   6,600   International Family Entertainment
             Inc., Class B+.....................        134,475
   3,200   True North Communications............         60,000
                                                   ------------
                                                        194,475
                                                   ------------
           BUILDING MATERIALS -- 2.3%
   1,900   BMC West Corporation+................         21,850
   2,200   Butler Manufacturing Co. ............         78,100
   7,000   Champion Enterprises Inc.+...........        104,125
   2,700   Fibreboard Corporation+..............         93,488
   2,300   Hughes Supply, Inc. .................         75,038
   2,700   Lone Star Industries.................        104,625
   3,400   Medusa Corporation...................        127,500
   3,400   PlyGem Industries Inc. (Delaware)....         45,900
   3,750   Republic Group Inc. .................         57,188
   2,000   Skyline Corporation..................         43,750
   4,100   Texas Industries Inc. ...............        112,750
   5,600   Universal Forest Products............         68,600
                                                   ------------
                                                        932,914
                                                   ------------
           CHEMICALS -- BASIC -- 0.6%
   2,700   Cambrex Corporation..................         90,450
   2,400   The Scotts Company, Class A +........         55,200
   2,900   Tredegar Industries, Inc. ...........        117,088
                                                   ------------
                                                        262,738
                                                   ------------
           CHEMICALS -- SPECIALTY -- 0.9%
   1,400   Chemed Corporation...................         50,575
   2,300   ChemFirst Inc.+......................         48,875
   3,400   Geon Company.........................         79,050
   3,200   Lilly Industries, Inc., Class A......         58,800
   2,700   McWhorter Technologies, Inc.+........         56,363
   1,900   OM Group, Inc. ......................         53,438
   2,000   Quaker Chemical Corporation..........         32,000
                                                   ------------
                                                        379,101
                                                   ------------
           COMMERCIAL SERVICES -- 0.4%
   2,700   Insurance Auto Auctions, Inc.+.......         17,888
   2,900   Interim Services+....................        112,738
   1,100   NFO Research Inc.+...................         19,113
                                                   ------------
                                                        149,739
                                                   ------------
           COMPUTER RELATED -- 3.5%
   5,300   American Management Systems, Inc.+...        116,600
   5,100   BancTec, Inc.+.......................        130,050
   2,700   BISYS Group, Inc.+...................         85,050
   3,200   BW/IP Inc. ..........................         48,400
   3,200   Chips and Technologies, Inc.+........         33,200
   2,900   Comverse Technology, Inc.+...........        114,550
   1,600   Henry Jack & Associates..............         35,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS MANAGED SMALLCAP INDEX FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           COMPUTER RELATED -- (CONTINUED)
   4,700   Keane Inc.+..........................    $   154,513
   1,100   Kronos, Inc.+........................         19,250
   2,000   National Computer Systems Inc. ......         50,500
   6,600   Read-Rite Corporation+...............        166,650
   4,700   SCI Systems, Inc.+...................        237,938
   2,000   Standard Microsystems Corporation+...         20,750
   5,600   Tech Data Corporation+...............        135,100
   2,400   Wall Data Inc.+......................         38,400
   2,700   Xircom, Inc.+........................         40,838
                                                   ------------
                                                      1,427,389
                                                   ------------
           COMPUTER SERVICES -- 1.0%
   3,200   Acxiom Corporation+..................         46,000
   2,300   Control Data Systems, Inc.+..........         34,788
   1,600   Gerber Scientific, Inc. .............         24,800
   5,300   Primark Corporation+.................        125,875
   3,800   SunGard Data Systems, Inc.+..........        165,300
                                                   ------------
                                                        396,763
                                                   ------------
           COMPUTER SOFTWARE -- 0.8%
   3,400   Auspex Systems Inc.+.................         39,313
   2,300   Hyperion Software Corporation+.......         37,950
   6,200   Network General Corporation+.........        133,300
   7,700   PLATINUM Technology, Inc.+...........         91,438
   1,900   Viewlogic Systems, Inc.+.............         26,481
                                                   ------------
                                                        328,482
                                                   ------------
           CONSTRUCTION -- 1.4%
   1,800   Apogee Enterprises Inc. .............         35,550
   2,300   Continental Homes Holding
             Corporation........................         38,238
   6,700   M.D.C. Holdings, Inc. ...............         61,975
   7,100   Morrison Knudsen Corporation+........         74,550
   2,900   Ryland Group Inc. ...................         34,075
   5,300   Southern Energy Homes+...............         54,988
   3,700   Standard Pacific Corporation.........         23,125
   2,000   Stone & Webster, Inc. ...............         73,500
   2,300   TJ International Inc. ...............         43,700
   4,700   Toll Brothers, Inc.+.................         85,775
   2,700   U.S. Home Corporation+...............         68,513
                                                   ------------
                                                        593,989
                                                   ------------
           CONSUMER GOODS -- DURABLE -- 1.8%
   1,900   Boole & Babbage Inc.+................         45,125
   6,600   Fedders Corporation..................         38,775
   4,200   Kaman Corporation, Class A...........         56,700
   3,200   La-Z Boy Inc. .......................        109,600
   6,400   Oakwood Homes Corporation............        112,800
   3,300   Royal Appliance Manufacturing
             Company+...........................         18,975
   4,800   Russ Berrie & Co., Inc. .............        112,200
   2,700   Smithfield Foods, Inc.+..............        114,075
   3,400   Sturm Ruger & Co., Inc. .............         53,975
   3,200   Thomas Industries Inc. ..............         75,200
                                                   ------------
                                                        737,425
                                                   ------------
           CONSUMER GOODS -- NON-DURABLE -- 1.8%
   2,300   ABM Industries Inc. .................         42,838
   2,700   ADVO Inc. ...........................         31,388
   3,800   Air and Water Technologies
             Corporation+.......................         19,000
   1,100   Angelica Corporation.................         20,213
   1,300   Fieldcrest Cannon Inc.+..............         20,638
   1,300   GoodMark Foods Inc. .................         17,063
   3,200   Interstate Bakeries Corporation......        151,200
   3,800   Kellwood Company.....................         95,000
   3,200   Paragon Trade Brands, Inc+...........         53,600
   1,300   Plenum Publishing Corporation........         45,825
   6,200   Richfood Holdings Inc. ..............        116,250
   3,800   Wolverine World Wide Inc. ...........        138,700
                                                   ------------
                                                        751,715
                                                   ------------
           CONTAINERS/PACKAGING -- 0.3%
   2,700   AptarGroup, Inc. ....................        103,275
                                                   ------------
           CONVENIENCE STORE -- 0.2%
   5,300   Casey's General Stores Inc. .........        102,025
                                                   ------------
           COSMETICS AND TOILETRY -- 0.2%
   2,300   Nature's Sunshine Products Inc. .....         33,350
   3,200   NBTY, Inc.+..........................         48,400
                                                   ------------
                                                         81,750
                                                   ------------
           DIVERSIFIED -- 1.5%
   2,300   CLARCOR, Inc. .......................         53,188
   3,800   Core Industries, Inc. ...............         55,100
   4,200   Figgie International, Inc.,
             Class A+...........................         50,925
   4,800   Justin Industries Inc. ..............         53,400
   5,500   Sierra Pacific Resources.............        161,563
   1,300   SPS Technologies, Inc.+..............         87,750
   1,900   Standex International Corporation....         49,638
   3,400   Triarc Companies, Inc.+..............         59,500
   1,900   Zero Corporation.....................         35,625
                                                   ------------
                                                        606,689
                                                   ------------
           DRUGS -- 0.1%
   2,700   U.S. Bioscience, Inc.+...............         31,388
   1,104   Vitalink Pharmacy Services, Inc.+....         22,214
                                                   ------------
                                                         53,602
                                                   ------------
           ELECTRIC POWER -- 1.1%
   2,300   Bangor HydroElectric Company.........         13,800
   2,700   Central Vermont Public Service.......         29,025
   2,000   CILCORP, Inc. .......................         76,000
   3,800   Commonwealth Energy System
             Companies..........................         79,325
   2,300   Eastern Utilities Association........         41,400
   1,900   Green Mountain Power Corporation.....         44,175
   2,034   Puget Sound Energy, Inc. ............         51,359
   3,400   TNP Enterprises, Inc. ...............         72,675
   1,900   United Illuminating Company..........         49,638
                                                   ------------
                                                        457,397
                                                   ------------
           ELECTRICAL EQUIPMENT -- 1.8%
   2,000   Fluke Corporation....................         88,750
   5,500   KEMET Corporation+...................        103,125
   2,300   Kent Electronics Corporation+........         52,900
   4,750   Microchip Technology Inc.+...........        142,500
   1,800   Pacific Scientific Co. ..............         22,275
   2,300   Park Electrochemical Corporation.....         52,613
   5,600   Rexel, Inc.+.........................        101,500
   4,600   Tencor Instruments+..................        166,175
                                                   ------------
                                                        729,838
                                                   ------------
           ELECTRONICS -- 2.2%
   3,200   Bell Industries Inc.+................         57,600
   1,600   Benchmark Electronics, Inc.+.........         46,800
   3,800   Dallas Semiconductor Corporation.....        100,700
   2,700   Dynatech Corporation+................         81,000
   2,000   Harmon Industries, Inc. .............         34,125
   1,100   InterVoice, Inc.+....................         11,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

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NATIONS MANAGED SMALLCAP INDEX FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           ELECTRONICS -- (CONTINUED)
   2,000   Logicon, Inc. .......................    $    70,750
   5,000   Methode Electronics, Inc. ...........         70,000
   2,300   Oak Industries, Inc.+................         45,425
   4,700   PictureTel Corporation+..............         55,813
   3,400   Pioneer Standard Electronics.........         43,350
   2,300   Sanmina Corporation+.................        102,925
   3,900   Vitesse Semiconductor Corporation+...        107,738
   2,000   Wyle Electronics.....................         67,250
                                                   ------------
                                                        895,301
                                                   ------------
           ENERGY -- 1.4%
   4,600   Barrett Resources Corporation+.......        137,425
   2,900   Box Energy Corporation, Class B
             (non-voting)+......................         19,938
   3,500   Camco International Inc. ............        154,000
   6,000   Dames & Moore Inc. ..................         78,000
   7,500   Tuboscope Vetco International
             Corporation+.......................        102,188
   1,800   United Cities Gas Company............         41,400
   3,300   Wiser Oil Company....................         58,163
                                                   ------------
                                                        591,114
                                                   ------------
           ENVIRONMENTAL -- 1.1%
   1,100   IMCO Recycling, Inc. ................         16,088
   2,300   Ionics, Inc.+........................        106,663
   1,900   TETRA Technologies, Inc.+............         41,800
   9,500   U.S. Filter Corporation+.............        293,313
                                                   ------------
                                                        457,864
                                                   ------------
           FINANCIAL SERVICES -- 9.1%
   3,650   Alex Brown Inc. .....................        155,125
   3,800   AMRESCO Inc.+........................         63,650
   3,800   Astoria Financial Corporation........        136,800
   3,400   Centura Banks Inc. ..................        132,600
   7,000   Charter One Financial, Inc. .........        307,125
   3,700   CMAC Investment Corporation..........        123,488
   3,300   Collective Bancorp, Inc. ............        127,463
   2,900   Commercial Federal Corporation.......         97,875
   1,900   Eaton Vance Corporation
             (non-voting).......................         84,075
   3,300   Enhance Financial Services Group.....        130,350
   3,800   First Commercial Corporation.........        145,825
   3,700   First Michigan Bank Corporation......        111,925
   2,700   Gallagher (Arthur J.) & Co. .........         88,763
   2,200   Interra Financial, Inc. .............         76,450
   1,400   JSB Financial Inc. ..................         59,500
   3,800   Keystone Financial Inc. .............         95,950
   3,200   Legg Mason Inc. .....................        135,200
   1,100   Liberty Bancorp Inc. (Oklahoma)......         51,150
   2,700   Mark Twain Bancshares Inc. ..........        136,350
   2,800   Mutual Risk Management...............        101,500
   5,600   National Auto Credit Inc.+...........         51,800
   3,500   North American Mortgage Company......         71,313
   1,900   Onbancorp Inc. ......................         88,825
   2,300   Piper Jaffray Companies Inc. ........         31,912
   5,600   Provident Bancorp....................        197,400
   7,200   Quick & Reilly Group, Inc. ..........        149,400
   3,800   Raymond James Financial Inc. ........        120,175
   4,700   Riggs National Corporation...........         94,587
   5,600   Roosevelt Financial Group Inc. ......        121,800
   1,900   SEI Corporation......................         39,900
   4,825   St. Paul Bancorp Inc. ...............        132,084
   4,700   TCF Financial Corporation............        186,237
   2,700   Whitney Holding Corporation..........        105,131
                                                   ------------
                                                      3,751,728
                                                   ------------
           FOOD PRODUCERS -- 0.8%
   8,900   Chiquita Brands International
             Inc. ..............................        139,062
   2,300   DEKALB Genetics Corporation,
             Class B............................        122,475
   4,800   J&J Snack Foods Corporation+.........         61,200
                                                   ------------
                                                        322,737
                                                   ------------
           FOOD RETAILERS -- 0.8%
   1,400   Earthgrains Company..................         70,000
   3,300   Nash Finch Corporation...............         63,112
   3,800   Rykoff-Sexton, Inc. .................         66,975
   3,400   Smith's Food & Drug Centers, Inc.,
             Class B+...........................        116,450
   1,400   Whole Foods Market, Inc.+............         29,050
                                                   ------------
                                                        345,587
                                                   ------------
           FURNITURE AND APPLIANCES -- 0.9%
   2,000   Bassett Furniture....................         48,000
   3,200   Ethan Allen Interiors Inc. ..........        139,200
   5,300   Interface Inc. ......................        132,831
   2,700   Juno Lighting Inc. ..................         42,862
   1,100   Rival Company........................         23,650
                                                   ------------
                                                        386,543
                                                   ------------
           GAS AND ELECTRIC -- 0.7%
   3,500   Central Hudson Gas & Electric........        115,062
   2,000   Interstate Power Company.............         58,250
   3,300   Orange and Rockland Utilities,
             Inc. ..............................        116,737
                                                   ------------
                                                        290,049
                                                   ------------
           HEALTH CARE SERVICES -- 1.1%
   3,400   Ballard Medical Products.............         70,975
   1,900   Coherent, Inc.+......................         90,844
   4,400   Coventry Corporation+................         50,050
   2,000   Envoy Corporation+...................         46,750
   3,200   GranCare Inc.+.......................         27,200
   7,700   Omnicare, Inc. ......................        180,950
                                                   ------------
                                                        466,769
                                                   ------------
           INSURANCE -- 4.0%
   2,750   ALLIED Group Inc. ...................         94,875
   3,300   American Bankers Insurance Group
             Inc. ..............................        160,875
   3,200   Capital Re Corporation...............        136,400
   1,960   Fidelity National Financial Inc. ....         23,520
   2,900   First American Financial
             Corporation........................        108,025
   5,500   Fremont General Corporation..........        154,687
   2,800   Frontier Insurance Group Inc. .......        121,800
   2,700   Life Re Corporation..................        110,025
   2,900   Orion Capital Corporation............        179,075
   4,700   Protective Life Corporation..........        197,400
   2,700   Selective Insurance Group............        112,050
   2,400   Sierra Health Services+..............         60,900
   1,100   Trenwick Group Inc. .................         54,450
   3,300   Washington National Corporation......         91,987
   2,300   Zenith National Insurance............         61,812
                                                   ------------
                                                      1,667,881
                                                   ------------
           IRON/STEEL -- 0.3%
   2,000   Acme Metals, Inc.+...................         31,250
   3,200   Birmingham Steel Corporation.........         56,000
   3,200   Northwestern Steel & Wire Company+...         12,200
   3,400   WHX Corporation+.....................         22,950
                                                   ------------
                                                        122,400
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS MANAGED SMALLCAP INDEX FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           MACHINERY AND EQUIPMENT -- 2.0%
   8,800   AGCO Corporation.....................    $   243,100
   3,500   Baldor Electric Company..............         87,937
   1,900   Flow International Corporation+......         18,287
   4,700   Global Industrial Technologies
             Inc.+..............................         81,075
   2,900   Kuhlman Corporation..................         67,425
   3,500   Lindsay Manufacturing Co. ...........        114,625
   2,000   Manitowic Inc. ......................         72,250
   3,400   Paxar Corporation+...................         65,875
   3,200   Regal Beloit.........................         78,400
                                                   ------------
                                                        828,974
                                                   ------------
           MANUFACTURING -- 0.4%
   7,000   Griffon Corporation+.................         84,000
   3,200   Insteel Industries, Inc. ............         26,000
   4,400   O'Sullivan Corporation...............         36,850
                                                   ------------
                                                        146,850
                                                   ------------
           MEDICAL PRODUCTS AND SUPPLIES -- 2.1%
   3,400   Collagen Corporation.................         67,150
   3,300   IDEXX Laboratories Inc.+.............         46,200
   2,000   Owens & Minor Inc. (New).............         22,750
   3,300   Patterson Dental Company+............        112,200
   2,800   Respironics, Inc.+...................         59,500
   1,800   Safeskin Corporation+................         32,625
   3,300   Sola International, Inc.+............         76,312
   1,100   SpaceLabs Medical, Inc.+.............         22,137
   4,800   STERIS Corporation+..................        117,000
   1,900   Sunrise Medical, Inc.+...............         24,700
   6,600   Sybron International Corporation
             (Wisconsin)+.......................        183,150
   2,900   Tecnol Medical Products, Inc.+.......         45,675
   1,900   Vital Signs, Inc. ...................         42,750
     300   Zoll Medical Corporation+............          2,812
                                                   ------------
                                                        854,961
                                                   ------------
           MEDICAL SERVICES -- 3.2%
   2,300   Express Scripts, Inc., Class A+......         82,225
   5,300   Genesis Health Ventures+.............        165,625
   4,700   Integrated Health Services Inc. .....        137,475
   3,800   Invacare Corporation.................         89,300
   3,800   Lincare Holdings Inc.+...............        156,750
   3,300   Living Centers of America, Inc.+.....        113,850
   1,900   Magellan Health Services Inc.+.......         46,787
   4,200   Mariner Health Group, Inc.+..........         37,012
   6,600   PhyCor Inc.+.........................        179,850
   5,300   Universal Health Services, Inc.,
             Class B+...........................        174,237
   5,600   Vivra Inc.+..........................        151,200
                                                   ------------
                                                      1,334,311
                                                   ------------
           METALS AND MINING -- 1.2%
   5,300   AMCOL International Corporation......         96,062
   1,900   Castle (A.M.) & Company..............         33,012
   4,200   Commonwealth Aluminum Corporation....         71,925
   3,200   Couer D'Alene Mines Corporation
             (Idaho)............................         52,000
   1,100   Getchell Gold Corporation+...........         44,687
   3,400   Glamis Gold Ltd. ....................         26,775
   2,000   Handy & Harman.......................         30,000
   8,400   Hecla Mining Company+................         49,350
   2,300   Material Sciences Corporation+.......         38,812
   3,200   Steel Technologies Inc. .............         36,000
                                                   ------------
                                                        478,623
                                                   ------------
           METAL PROCESSORS & FABRICATES -- 0.9%
   2,900   Amcast Industrial Corporation........         67,787
   3,300   Mueller Industries, Inc.+............        129,112
   3,800   Quanex Corporation...................         95,475
   3,200   Wolverine Tube, Inc.+................         83,200
                                                   ------------
                                                        375,574
                                                   ------------
           OFFICE EQUIPMENT AND SUPPLIES -- 0.1%
   1,100   New England Business Service,
             Inc. ..............................         28,325
                                                   ------------
           OIL AND GAS -- 1.5%
   5,600   Cabot Oil & Gas Corporation..........         98,000
   5,100   Cross Timbers Oil Co. ...............         82,237
   4,600   Devon Energy Corporation.............        138,000
   1,100   St. Mary Land & Exploration..........         28,325
   4,600   United Meridian Corporation+.........        138,575
   4,700   Vintage Petroleum Inc. ..............        141,000
                                                   ------------
                                                        626,137
                                                   ------------
           OIL AND GAS -- EQUIPMENT AND
             SERVICES -- 0.7%
   4,800   Pool Energy Services Co.+............         70,800
   4,200   Pride Petroleum Services, Inc.+......         87,150
   1,600   Production Operators Corporation.....         90,600
   1,600   Seitel, Inc.+........................         56,600
                                                   ------------
                                                        305,150
                                                   ------------
           OIL AND GAS -- EXPLORATION -- 1.6%
   3,800   Benton Oil & Gas Company+............         58,900
   3,300   Energen Corporation..................         98,175
   4,700   HS Resources, Inc.+..................         54,050
   2,000   KCS Energy Inc. .....................         65,750
  12,800   Mesa Inc.+...........................         76,800
   4,700   Pogo Producing Co. ..................        169,200
   4,700   Snyder Oil Corporation...............         75,787
   3,200   Southwestern Energy Company..........         42,800
                                                   ------------
                                                        641,462
                                                   ------------
           OIL AND GAS -- EXTRACTION -- 0.5%
   5,800   New Field Exploration Company+.......        110,200
   3,200   Oceaneering International, Inc.+.....         50,000
   4,700   Plains Resources, Inc.+..............         62,275
                                                   ------------
                                                        222,475
                                                   ------------
           OIL -- DOMESTIC -- 0.7%
  17,500   Noble Drilling Corporation+..........        301,875
                                                   ------------
           PAPER AND FOREST PRODUCTS -- 0.5%
   3,700   Caraustar Industries, Inc. ..........         92,037
   2,700   Mosinee Paper Corporation............         92,475
   2,900   Pope & Talbot Inc. ..................         39,875
                                                   ------------
                                                        224,387
                                                   ------------
           PHARMACEUTICALS -- 0.7%
   4,600   ALPHARMA Inc., Class A...............         63,250
   1,100   Cor Therapeutics, Inc.+..............         10,450
   3,800   North American Vaccine Inc.+.........         76,475
   2,300   Noven Pharmaceuticals Inc.+..........         20,700
   3,200   Regeneron Pharmaceuticals, Inc.+.....         25,600
   3,400   Syncor International Corporation+....         31,025
   1,900   Vertex Pharmaceuticals, Inc.+........         76,475
                                                   ------------
                                                        303,975
                                                   ------------
           PRINTING AND PUBLISHING -- 0.8%
   3,800   Bowne & Co., Inc. ...................        103,075
   2,900   Merrill Corporation..................         69,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS MANAGED SMALLCAP INDEX FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           PRINTING AND PUBLISHING -- (CONTINUED)
   2,700   Thomas Nelson Publisher..............    $    28,350
   5,600   Valassis Communications, Inc.+.......        125,300
                                                   ------------
                                                        326,325
                                                   ------------
           PROFESSIONAL SERVICES -- 1.3%
   2,700   Catalina Marketing Corporation+......        109,687
   2,300   CDI Corporation+.....................         85,387
   3,800   DeVRY, Inc.+.........................         83,600
   3,800   Franklin Quest Company+..............         80,275
   3,300   National Data Corporation............        116,737
   3,200   Norrell Corporation..................         78,800
                                                   ------------
                                                        554,486
                                                   ------------
           RECREATION -- 2.2%
   4,800   Arctic Cat Inc. .....................         47,400
   4,200   Aztar Corporation+...................         29,925
   2,900   Bell Sports Corporation+.............         15,587
   2,000   Carmike Cinemas, Inc., Class A+......         57,250
   1,900   GC Companies+........................         74,575
   5,500   Grand Casinos, Inc.+.................         51,562
   5,600   Hollywood Park, Inc.+................         72,100
   4,700   Huffy Corporation....................         64,625
   1,900   K2 Inc. .............................         47,262
   3,421   Mattel, Inc. ........................         82,112
   2,300   Outboard Marine Inc. ................         29,037
   3,200   Players International Inc.+..........         15,600
   4,600   Regal Cinemas Inc.+..................        124,200
   2,000   Showboat, Inc. ......................         39,500
   2,900   Thor Industries, Inc. ...............         67,787
   3,400   Winnebago Industries.................         23,375
   3,300   WMS Industries, Inc.+................         61,875
                                                   ------------
                                                        903,772
                                                   ------------
           RESTAURANTS AND LODGING -- 2.0%
   3,800   Applebee's International, Inc. ......         91,675
   4,600   CKE Restaurants Inc. ................        101,775
   7,500   Foodmaker, Inc.+.....................         75,937
   1,900   IHOP Corporation+....................         47,975
   3,500   Luby's Cafeterias Inc. ..............         65,187
   2,300   Marcus Corporation...................         50,312
   5,600   Prime Hospitality Corporation+.......         87,500
   4,700   Ruby Tuesday Inc. ...................         81,662
  10,000   Ryan's Family Steak Houses, Inc.+....         78,125
   4,800   ShowBiz Pizza Time, Inc.+............         84,000
   2,000   Sonic Corporation+...................         27,250
   2,900   Taco Cabana, Class A+................         13,412
   3,300   TCBY Enterprises, Inc. ..............         17,737
                                                   ------------
                                                        822,547
                                                   ------------
           RETAIL -- DISCOUNT -- 0.9%
   4,600   Filene's Basement Corporation+.......         31,050
   8,800   Ross Stores, Inc. ...................        223,300
   6,700   Shopko Stores, Inc. .................        100,500
                                                   ------------
                                                        354,850
                                                   ------------
           RETAIL -- GENERAL -- 1.1%
   1,800   Arbor Drugs Inc. ....................         31,500
   3,400   Carson Pirie Scott & Company+........        104,975
   8,400   Cash America International Inc. .....         81,900
   2,000   Damark International, Inc.,
             Class A+...........................         21,000
   3,700   MicroAge Inc.+.......................         49,950
   4,600   Proffitt's, Inc.+....................        173,650
                                                   ------------
                                                        462,975
                                                   ------------
           RETAIL -- SPECIALTY -- 3.3%
   5,600   Cato Corporation, Class A............         32,200
  10,000   CompUSA, Inc.+.......................        157,500
   3,300   Designs, Inc.+.......................         18,562
   3,300   Discount Auto Parts, Inc.+...........         52,800
   5,500   Dress Barn, Inc.+....................         92,812
   3,800   Eagle Hardware & Garden, Inc.+.......         68,400
   4,700   Fabri-Centers of America, Class A+...         87,537
   2,000   Galoob Toys, Inc.+...................         37,000
   2,300   Jumbosports, Inc.+...................         12,650
   1,900   Mail Boxes Etc.+.....................         39,544
   1,400   O'Reilly Automotive+.................         51,450
   6,000   Pier 1 Imports, Inc. ................        105,750
  10,200   Premark International, Inc. .........        202,725
   2,300   Regis Corporation....................         40,250
   3,200   Stein Mart, Inc+.....................         91,200
   1,300   Swiss Army Brands, Inc.+.............         16,250
   5,800   The Sports Authority, Inc+...........        108,025
   1,800   Toro Company.........................         61,200
   3,300   Williams-Sonoma, Inc+................         94,875
                                                   ------------
                                                      1,370,730
                                                   ------------
           SAVINGS AND LOANS -- 0.8%
   2,700   Coast Savings Financial Inc.+........        106,987
   5,300   Downey Financial Corporation.........        107,325
   7,980   Sovereign Bancorp Inc. ..............         95,760
                                                   ------------
                                                        310,072
                                                   ------------
           SEMICONDUCTORS -- 1.9%
   2,800   Etec Systems, Inc.+..................         88,550
   7,000   International Rectifier
             Corporation+.......................         83,125
   2,300   Lattice Semiconductor Corporation+...        105,225
   2,700   Novellus Systems, Inc.+..............        186,300
   1,600   Photronics, Inc.+....................         47,000
   1,100   Plexus Corporation+..................         32,450
   6,600   VLSI Technology Inc.+................        114,262
   2,000   Watkins-Johnson Company..............         45,750
   3,200   Zilog Inc.+..........................         67,200
                                                   ------------
                                                        769,862
                                                   ------------
           TECHNOLOGY -- 1.8%
   4,200   Advanced Tissue Sciences, Inc.+......         44,100
   2,000   Amtech Corporation+..................         12,500
   3,300   BMC Industries.......................         93,225
   2,000   Digital Microwave Corporation+.......         38,500
   6,600   Komag Inc.+..........................        200,475
   2,700   Marshall Industries+.................         85,387
   6,600   S3 Incorporated+.....................         85,800
   5,300   Sterling Software Inc.+..............        146,412
   2,300   Telxon Corporation...................         35,075
   2,900   Valence Technology, Inc+.............         18,306
                                                   ------------
                                                        759,780
                                                   ------------
           TELECOMMUNICATIONS -- 0.7%
   3,600   Allen Group, Inc.+...................         63,000
   4,200   Aspect Telecommunications+...........         81,900
   2,800   Centigram Communications
             Corporation+.......................         28,175
   2,000   CommNet Cellular, Inc.+..............         51,000
   3,400   Network Equipment Technologies,
             Inc.+..............................         45,900
                                                   ------------
                                                        269,975
                                                   ------------
           TOBACCO -- 0.3%
   5,600   DiMon Inc. ..........................        128,800
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
NATIONS MANAGED SMALLCAP INDEX FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
 SHARES                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
           TRANSPORTATION -- AIRLINES -- 1.4%
   3,200   Air Express International
             Corporation........................    $   101,600
   4,200   American Freightways Inc.+...........         58,537
   6,200   Comair Holdings, Inc. ...............        134,850
   4,200   Expeditors International of
             Washington, Inc. ..................        100,800
   5,500   Mesa Air Group, Inc.+................         33,601
   3,500   Offshore Logistics, Inc.+............         56,000
   3,500   Pittston Burlington Group............         73,500
   1,400   Skywest Inc. ........................         18,200
                                                   ------------
                                                        577,088
                                                   ------------
           TRANSPORTATION -- MARINE -- 0.2%
   4,700   Kirby Corporation+...................         79,900
                                                   ------------
           TRANSPORTATION -- RAILROADS -- 0.2%
   1,100   Railtex, Inc.+.......................         18,287
   3,200   U.S. Freightways Corporation.........         82,800
                                                   ------------
                                                        101,087
                                                   ------------
           TRUCKING AND SHIPPING -- 1.2%
   2,000   Frozen Foods Express Industries......         18,750
   1,900   Heartland Express Inc.+..............         36,100
   1,800   Landstar System Inc.+................         42,750
   2,700   M.S. Carriers, Inc.+.................         45,731
   8,300   Rollins Truck Leasing Corporation ...        109,975
   7,100   Werner Enterprises Inc. .............        133,125
   6,600   Yellow Corporation+..................        122,925
                                                   ------------
                                                        509,356
                                                   ------------
           UTILITIES -- NATURAL GAS -- 2.4%
   1,900   Atmos Energy Corporation.............         48,212
   3,800   Cascade Natural Gas Corporation......         59,850
   3,400   Connecticut Energy Corporation.......         76,075
   4,700   KN Energy, Inc. .....................        185,650
   2,300   New Jersey Resources Corporation.....         65,550
   4,700   Northwest Natural Gas Company........        115,150
     300   Pennsylvania Enterprises, Inc. ......         13,462
   5,300   Piedmont Natural Gas Company, Inc. ..        121,900
   3,200   Public Service Company of North
             Carolina, Inc. ....................         57,200
   3,700   Southwest Gas Corporation............         64,287
   2,000   Valmont Industries Inc. .............         78,000
   2,700   WICOR, Inc. .........................         91,800
                                                   ------------
                                                        977,136
                                                   ------------
           UTILITIES -- WATER -- 0.4%
   1,900   Aquarion Company.....................         51,775
   1,100   Consumers Water Company..............         18,425
   2,300   Philadelphia Suburban Corporation....         35,937
   1,900   Southern California Water Company....         41,800
                                                   ------------
                                                        147,937
                                                   ------------
           WIRE AND CABLE PRODUCTS -- 0.2%
   6,700   Anixter International Inc.+..........         82,912
                                                   ------------
           OTHER -- 2.0%
   6,600   Allwaste Inc.+.......................         54,450
   8,100   Corrections Corporation of
             America+...........................        196,425
   2,000   Dionex Corporation+..................         91,000
   2,700   Fisher Scientific International......        119,137
   2,300   Lydall, Inc.+........................         46,575
   4,800   Mississippi Chemical Corporation.....        114,600
   3,400   OHM Corporation+.....................         26,775
   4,600   Smith Corporation....................        160,425
                                                   ------------
                                                        809,387
                                                   ------------
           TOTAL COMMON STOCKS
               (Cost $41,002,916)...............     39,044,637
                                                   ============
PRINCIPAL
 AMOUNT
 -------
U.S. TREASURY BILL -- 0.1%
  (Cost $49,545)
$ 50,000   5.400%** 06/05/1997..................         49,545
                                                   ============
           TOTAL SECURITIES
               (Cost $41,052,461)...............     39,094,182
                                                   ============
REPURCHASE AGREEMENT -- 2.3%
 (Cost $971,000)
 971,000   Agreement with Smith Barney, 6.300%
             dated 03/31/97, to be repurchased
             at $971,170 on 04/01/97,
             collateralized by: $971,002 U.S.
             Government Agency Securities,
             5.125% -- 8.740% due
             03/04/98 -- 12/15/43...............        971,000
                                                   ============
TOTAL INVESTMENTS
  (Cost $42,023,461*)...................   97.0%     40,065,182
OTHER ASSETS AND LIABILITIES (NET)......    3.0       1,224,681
                                          -----    ------------
NET ASSETS..............................  100.0%   $ 41,289,863
                                          =====    ============

---------------

   * Aggregate cost for Federal tax purposes is $42,049,007.
  ** Rate represents annualized yield at date of purchase.
   + Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1997


                           NATIONS          NATIONS                           NATIONS        NATIONS
                          BALANCED          EQUITY           NATIONS          MANAGED         EQUITY
                           ASSETS           INCOME            VALUE            INDEX          INDEX
                            FUND             FUND              FUND            FUND            FUND
                        -------------   --------------   ---------------   -------------   ------------
ASSETS:
Investments, at value
 (Note 1). See
 accompanying schedules:
 Securities............. $204,798,412    $356,842,311    $1,338,377,292     $43,369,495    $580,496,630
 Repurchase
   agreements...........   29,050,000      13,108,000        55,416,000       1,923,000       6,492,000
                         ------------    ------------    ---------------    -----------    ------------
 Total investments......  233,848,412     369,950,311     1,393,793,292      45,292,495     586,988,630
Cash....................          255       1,331,967               256             648             756
Dividends receivable....      261,736         717,476         2,402,519          64,005         919,217
Interest receivable.....      910,068         629,708             9,698             336           1,137
Receivable for Fund
 shares sold............      423,744         954,639         5,928,206          13,939       1,526,739
Receivable for
 investment securities
 sold...................   13,511,981      13,619,455        12,730,554              --              --
Unamortized
 organization costs
 (Note 6)...............        2,016              --                --           8,289           2,500
Prepaid expenses and
 other assets...........        2,560           4,809             3,060          74,747           4,650
                         ------------    ------------    --------------     -----------    ------------
 Total Assets...........  248,960,772     387,208,365     1,414,867,585      45,454,459     589,443,629
                         ------------    ------------    --------------     -----------    ------------
LIABILITIES:
Variation margin/due to
 broker (Note 1)........           --             --                 --              --         125,500
Payable for Fund
 shares redeemed........   26,462,637      11,055,829         7,033,953          82,153      13,887,810
Payable for investment
 securities purchased...    6,449,229       7,515,261         1,046,271              --              --
Investment advisory fee
 payable (Note 2).......      156,780         224,351           929,229              --          99,896
Administration fee
 payable (Note 2).......       20,904          33,145           123,897           3,771          51,931
Shareholder servicing
 and distribution fees
 payable (Note 3).......       45,557          81,297            93,206           1,670           3,251
Transfer agent fees
 payable (Note 2).......           --              --           129,053           1,541              --
Custodian fees payable
 (Note 2)...............       10,232          13,755            36,890           9,155          11,629
Accrued Trustees'/
 Directors' fees
 and expenses
 (Note 2)...............       12,752          17,605            71,887           1,118          25,569
Accrued expenses and
 other payables.........        5,823          57,606           140,744           7,471         120,250
                         ------------    ------------    ---------------    -----------    ------------
 Total Liabilities......   33,163,914      18,998,849         9,605,130         106,879      14,325,836
                         ------------    ------------    --------------     -----------    ------------
NET ASSETS.............. $215,796,858    $368,209,516    $1,405,262,455     $45,347,580    $575,117,793
                         ============    ============    ==============     ===========    ============
Investments, at cost.... $237,720,842    $352,177,595    $1,112,188,979     $42,411,847    $481,165,465
                         ============    ============    ==============     ===========    ============
                                                                             NATIONS
                            NATIONS         NATIONS         NATIONS          MANAGED
                          DISCIPLINED       CAPITAL         EMERGING        SMALLCAP
                             EQUITY          GROWTH          GROWTH           INDEX
                              FUND            FUND            FUND             FUND
                         --------------   ------------    -----------      ----------
ASSETS:
Investments, at value
 (Note 1).  See
 accompanying schedules:
 Securities.............  $125,491,371    $612,211,577    $290,201,988    $39,094,182
 Repurchase
   agreements...........     2,679,000      28,278,000      26,988,000        971,000
                          ------------    ------------    ------------     ----------
 Total investments......   128,170,371     640,489,577     317,189,988     40,065,182
Cash....................       150,376             751             729            546
Dividends receivable....       210,466         636,876          70,278         26,039
Interest receivable.....           469           4,949           4,723            170
Receivable for Fund
 shares sold............       798,629       1,572,499         603,128      1,078,833
Receivable for
 investment securities
 sold...................            --      22,996,669       6,556,178         96,000
Unamortized
 organization costs
 (Note 6)...............            --           2,018           3,039          8,338
Prepaid expenses and
 other assets...........         4,150           4,900           5,555         56,414
                          ------------    ------------    ------------    -----------
 Total Assets...........   129,334,461     665,708,239     324,433,618     41,331,522
                          ------------    ------------    ------------    -----------
LIABILITIES:
Variation margin/due to
 broker (Note 1)........            --              --              --             --
Payable for Fund
 shares redeemed........       227,230      46,133,092       1,480,815          8,372
Payable for investment
 securities purchased...            --       5,278,816       5,475,810             --
Investment advisory fee
 payable (Note 2).......        88,517         445,228         216,117             --
Administration fee
 payable (Note 2).......        11,803          59,520          28,816          3,462
Shareholder servicing
 and distribution fees
 payable (Note 3).......        20,307          49,719          34,514            112
Transfer agent fees
 payable (Note 2).......         8,660              --           3,715          1,260
Custodian fees payable
 (Note 2)...............         8,010          14,765          15,844          2,657
Accrued Trustees'/
 Directors' fees
 and expenses
 (Note 2)...............         7,116          40,260          16,970            772
Accrued expenses and
 other payables.........        41,691           1,228          41,123         25,024
                           -----------     -----------    ------------    -----------
 Total Liabilities......       413,334      52,022,628       7,313,724         41,659
                           -----------     -----------    ------------    -----------
NET ASSETS..............  $128,921,127    $613,685,611    $317,119,894    $41,289,863
                          ===========     ============    ============    ===========
Investments, at cost....  $114,647,412    $548,664,730    $288,864,601    $42,023,461
                          ============    ============    ============    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1997



                       NATIONS        NATIONS                         NATIONS       NATIONS S
                      BALANCED        EQUITY         NATIONS         MANAGED        EQUITY
                       ASSETS         INCOME          VALUE           INDEX         INDEX
                        FUND           FUND            FUND           FUND           FUND
                        ----------- -------------- -------------- -------------- -------------
                                                                               < C>
NET ASSETS
CONSIST OF:
Undistributed net
 investment income... $     63,372  $    146,073 $       271,371  $     59,744 $          --
Accumulated net
 realized gain on
 investments and
 futures contracts...   19,990,411    29,953,178      70,649,301       660,404       222,159
Net unrealized
 appreciation/
 (depreciation) of
 investments, futures
 contracts and
 foreign currency
 transactions........   (3,872,430)   17,772,716     281,604,313     2,880,648   105,562,565
Paid-in capital......  199,615,505   320,337,549   1,052,737,470    41,746,784   469,333,069
                      ------------  ------------  --------------  ------------  ------------
                      $215,796,858  $368,209,516  $1,405,262,455   $45,347,580  $575,117,793
                      ============  ============  ==============  ============  ============
NET ASSETS:
Primary A Shares..... $135,730,709  $200,772,010  $1,200,852,871   $42,226,415  $567,038,603
                      ============  ============  ==============  ============ = ===========
Primary B Shares..... $  5,537,396  $  6,484,285  $   27,585,954   $        --  $  5,505,053
                      ============  ============  ==============  ============  ============
Investor A Shares.... $  9,075,008  $ 47,890,884  $   70,305,390   $ 3,038,053  $  2,574,137
                      ============  ============  ==============  ============  ============
Investor C Shares.... $  1,396,034  $  5,007,205  $    6,519,285   $    83,112  $         --
                      ============  ============  ==============  ============ = ===========
Investor N Shares.... $ 64,057,711  $108,055,132  $   99,998,955   $        --  $         --
                      ============  ============  ==============  ============  ============
SHARES OUTSTANDING:
Primary A Shares.....   12,173,156    16,319,824      67,201,871     3,551,012    35,678,412
                      ============  ============  ==============  ============  ============
Primary B Shares.....      497,230       527,388       1,543,745            --       346,549
                      ============  ============  ==============  ============  ============
Investor A  Shares...      815,367     3,906,169       3,934,764       255,406       162,252
                      ============  ============  ==============  ============  ============
Investor C Shares....      125,997       405,405         367,293         6,987            --
                      ============  ============  ==============  ============  ============
Investor N Shares....    5,764,977     8,821,776       5,615,167            --            --
                      ============  ============  ==============  ============  ============
PRIMARY A SHARES:
Net asset value,
 offering  and
 redemption price
 per share..........        $11.15        $12.30          $17.87        $11.89        $15.89
                      ============  ============  ==============  ============  ============
PRIMARY B
 SHARES:
Net asset value,
 offering and
 redemption price
 per share.........         $11.14        $12.30          $17.87           N/A        $15.89
                      ============  ============  ==============  ============  ============
INVESTOR A
 SHARES:
Net asset value,
 offering and
 redemption price
 per share.........         $11.13        $12.26          $17.87        $11.89        $15.87
                      ============  ============  ==============  ============  ============
INVESTOR C
 SHARES:
Net asset value
 and offering
 price per
 share*............         $11.08        $12.35          $17.75        $11.90           N/A
                      ============  ============  ==============  ============  ============
INVESTOR N  SHARES:
Net asset value,
 offering and
 redemption price
 per share.........         $11.11        $12.25          $17.81           N/A           N/A
                      ============  ============  ==============  ============  ============

                                                                        NATIONS
                            NATIONS        NATION         NATIONS       MANAGED
                         DISCIPLINED      CAPITAL        EMERGING       SMALLCA
                            EQUITY         GROWTH         GROWTH         INDEX
                             FUND           FUND           FUND           FUND
                      -------------- ------------  ---------------  -----------
NET ASSETS
CONSIST OF:
Undistributed net
 investment income...  $         --  $     99,716   $         --    $    10,679
Accumulated net
 realized gain on
 investments and
 futures contracts...    13,684,856    74,203,477    15,462,907        221,580
Net unrealized
 appreciation/
 (depreciation) of
 investments, futures
 contracts and
 foreign currency
 transactions........    13,522,959    91,824,847     28,325,387     (1,958,279
Paid-in capital......   101,713,312   447,557,571    273,331,600     43,015,883
                       ------------  ------------   ------------    -----------
                       $128,921,127  $613,685,611   $317,119,894    $41,289,863
                       ============  ============   ============    ===========
NET ASSETS:
Primary A Shares.....  $100,259,674  $533,168,362   $267,318,717    $40,851,037
                       ============  ============   ============    ===========
Primary B Shares.....  $  1,121,234  $ 12,367,439   $  2,897,101    $    86,386
                       ============  ============   ============    ===========
Investor A Shares....  $  6,836,963  $ 20,465,493   $ 12,125,648    $   333,576
                       ============  ============   ============    ===========
Investor C Shares....  $    445,878  $  5,751,615   $  1,436,718    $    18,864
                       ============  ============   ============    ===========
Investor N Shares....  $ 20,257,378  $ 41,932,702   $ 33,341,710    $        --
                       ============  ============   ============    ===========
SHARES OUTSTANDING:
Primary A Shares.....     5,427,263    45,564,624     20,794,029      4,156,769
                       ============  ============   ============    ===========
Primary B Shares.....        60,699     1,058,403        226,103          8,788
                       ============  ============   ============    ===========
Investor A  Shares...       370,732     1,753,308        955,235         33,969
                       ============  ============   ============    ===========
Investor C Shares....        24,219       500,163        116,676          1,919
                       ============  ============   ============    ===========
Investor N Shares....     1,112,889     3,654,266      2,711,964             --
                       ============  ============   ============    ===========
PRIMARY A SHARES:
Net asset value,
 offering  and
 redemption price
 per share..........         $18.47        $11.70         $12.86          $9.83
                       ============  ============   ============    ===========
PRIMARY B
 SHARES:
Net asset value,
 offering and
 redemption price
 per share.........          $18.47        $11.68         $12.81          $9.83
                       ============  ============   ============    ===========
INVESTOR A
 SHARES:
Net asset value,
 offering and
 redemption price
 per share.........          $18.44        $11.67         $12.69          $9.82
                       ============  ============   ============    ===========
INVESTOR C
 SHARES:
Net asset value
 and offering
 price per
 share*............          $18.41        $11.50         $12.31          $9.83
                       ============  ============   ============    ===========
INVESTOR N  SHARES:
Net asset value,
 offering and
 redemption price
 per share.........          $18.20        $11.47         $12.29            N/A
                       ============  ============   ============    ===========


--------------
*Redemption price per share is equal to Net Asset Value less any applicable contingent deferred ales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1997



                                      NATIONS         NATIONS                        NATIONS        NATIONS
                                      BALANCED         EQUITY         NATIONS        MANAGED        EQUITY
                                       ASSETS          INCOME          VALUE          INDEX          INDEX
                                        FUND            FUND            FUND         FUND(a)         FUND
                                    -------------  -------------  -------------  -----------  -------------
INVESTMENT INCOME:
Dividends (Net of foreign
 withholding taxes of $10,164,
 $45,397, $16,406, $1,961, $46,515,
 $5,681, $8,922, $0, and $18,
 respectively)..................... $  3,889,693   $  9,968,866   $ 29,609,913   $  393,817   $ 8,891,560
Interest...........................    6,464,206      5,581,414      2,871,749       83,454       878,545
                                    ------------   ------------   ------------   ----------   -----------
    Total investment income........   10,353,899     15,550,280     32,481,662      477,271     9,770,105
                                    ------------   ------------   ------------   ----------   -----------
EXPENSES:
Investment advisory
 fee (Note 2)......................    1,798,693      2,632,510      9,794,835       98,583     2,212,696
Administration fee (Note 2)........      239,826        388,686      1,305,977       19,717       442,539
Transfer agent fees (Note 2).......      171,473        268,162        981,631        3,886         5,837
Custodian fees (Note 2)............       53,804         65,800        151,458       21,731       152,312
Legal and audit fees...............       40,403         56,379        164,032       12,313        62,675
Registration and filing fees.......       63,284         79,501        116,902       46,562       136,954
Trustees'/Directors' fees and
 expenses (Note 2).................       10,883         12,132         64,500        1,307        27,035
Amortization of organization
 costs (Note 6)....................        4,033          1,581             --          921         1,500
Interest expense (Note 7)..........           --             --             --           --            --
Other..............................       28,736         35,554        119,319        2,723        41,494
                                    ------------   ------------   ------------   ----------   -----------
   Subtotal........................    2,411,135      3,540,305     12,698,654      207,743     3,083,042
Shareholder servicing and
 distribution fees (Note 3):
 Primary B Shares..................       11,195         12,732         68,981           --        11,257
 Investor A Shares.................       18,910        110,224        156,086        1,928         1,758
 Investor C Shares.................        6,359         23,987         27,161           75            --
 Investor N Shares.................      491,843        804,639        719,462           --            --
Fees waived and expenses reimbursed
 by investment adviser (Note 2)....           --             --             --     (109,134)   (1,534,132)
                                    ------------   ------------   ------------   ----------   -----------
    Total Expenses.................    2,939,442      4,491,887     13,670,344      100,612     1,561,925
Fees reduced by credits allowed
 by the custodian (Note 2).........       (2,869)        (3,340)        (1,886)        (100)         (709)
                                    ------------   ------------   ------------   ----------   -----------
     Net expenses..................    2,936,573      4,488,547     13,668,458      100,512     1,561,216
                                    ------------   ------------   ------------   ----------   -----------
NET
INVESTMENT
 INCOME/(LOSS).....................    7,417,326     11,061,733     18,813,204      376,759     8,208,889
                                    ------------   ------------   ------------   ----------   -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 (NOTES 1 AND 4):
Net realized gain/(loss)
 from: Security transactions.......   35,946,666     74,322,566    146,169,597      507,289      (775,329)
 Forward foreign currency
 contracts and foreign currency
 transactions......................           --            191             --            3           (13)
 Futures contracts.................           --             --             --      153,115     2,884,440
                                    ------------   ------------   ------------   ----------   -----------
Net realized gain on investments
 during the period.................   35,946,666     74,322,757    146,169,597      660,407     2,109,098
                                    ------------   ------------   ------------   ----------   -----------
Change in unrealized appreciation/
 (depreciation) of: Securities.....  (15,894,144)   (29,303,625)    51,368,916    2,880,648    65,320,579
 Futures contracts.................           --             --             --           --      (255,075)
 Foreign currency and other assets
   and liabilities.................           --            (81)             --          --            --
                                    ------------   ------------   ------------   ----------   -----------
Net unrealized appreciation/
 (depreciation) of investments
 during the period.................  (15,894,144)   (29,303,706)    51,368,916    2,880,648    65,065,504
                                    ------------   ------------   ------------   ----------   -----------
Net realized and unrealized
 gain/(loss) on investments........   20,052,522     45,019,051    197,538,513    3,541,055    67,174,602
                                    ------------   ------------   ------------   ----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS................... $ 27,469,848   $ 56,080,784   $216,351,717   $3,917,814   $75,383,491
                                    ============   ============   ============   ==========   ===========

                                                                                   NATIONS
                                         NATIONS        NATIONS       NATIONS      MANAGED
                                       DISCIPLINED      CAPITAL       EMERGING     SMALLCAP
                                         EQUITY          GROWTH        GROWTH        INDEX
                                          FUND            FUND          FUND        FUND(b)
                                     -------------  -------------- --------------------------
INVESTMENT INCOME:
Dividends (Net of foreign
 withholding taxes of $10,164,
 $45,397, $16,406, $1,961, $46,515,
 $5,681, $8,922, $0, and $18,
 respectively).....................  $ 2,273,710    $  9,236,507   $    964,738  $    93,675
Interest...........................      177,873       1,073,253      1,603,874       46,267
                                     -----------    ------------   ------------  -----------
    Total investment income........    2,451,583      10,309,760      2,568,612      139,942
                                     -----------    ------------   ------------  -----------
EXPENSES:
Investment advisory
 fee (Note 2)......................    1,064,026       5,714,094      2,666,535       45,003
Administration fee (Note 2)........      141,870         761,879        355,538        9,001
Transfer agent fees (Note 2).......      108,628         530,689        250,485        2,655
Custodian fees (Note 2)............       30,111         100,329         63,759        8,357
Legal and audit fees...............       24,728          98,752         51,189        8,276
Registration and filing fees.......       80,985          36,607         63,490       31,733
Trustees'/Directors' fees and
 expenses (Note 2).................        6,144          30,986         15,001          820
Amortization of organization
 costs (Note 6)....................           --           4,035          4,559          926
Interest expense (Note 7)..........        5,587           2,100             --           --
Other..............................       16,517          43,438         31,370        1,876
                                     -----------    ------------   ------------  -----------
   Subtotal........................    1,478,596       7,322,909      3,501,926      108,647
Shareholder servicing and
 distribution fees (Note 3):
 Primary B Shares..................        3,398          31,200          4,813          118
 Investor A Shares.................       16,233          51,581         27,530          128
 Investor C Shares.................        1,819          23,295          5,557           16
 Investor N Shares.................      195,401         432,285        364,059           --
Fees waived and expenses reimbursed
 by investment adviser (Note 2)....           --              --             --      (63,609)
                                     -----------    ------------   ------------  -----------
    Total Expenses.................    1,695,447       7,861,270      3,903,885       45,300
Fees reduced by credits allowed
 by the custodian (Note 2).........           --              --         (5,686)          --
                                     -----------    ------------   ------------  -----------
     Net expenses..................    1,695,447       7,861,270   3,898,199        45,300
                                     -----------    ------------   ------------  -----------
NET
INVESTMENT
 INCOME/(LOSS).....................      756,136       2,448,490    (1,329,587)      94,642
                                     -----------    ------------   ------------  -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 (NOTES 1 AND 4):
Net realized gain/(loss)
 from: Security transactions.......   25,522,798     186,162,170    34,454,446     232,675
 Forward foreign currency
 contracts and foreign currency
 transactions......................           --              --            --           --
 Futures contracts.................           --              --             --      (11,095)
                                     -----------    ------------   ------------  -----------
Net realized gain on investments
 during the period.................   25,522,798     186,162,170     34,454,446      221,580
                                     -----------    ------------   ------------  -----------
Change in unrealized appreciation/
 (depreciation) of: Securities.....   (3,229,620)   (73,539,048)   (30,383,696)  (1,958,279)
 Futures contracts.................           --             --             --           --
 Foreign currency and other assets
   and liabilities.................           --             --            --          --
                                     -----------    ------------   ------------  -----------
Net unrealized appreciation/
 (depreciation) of investments
 during the period.................   (3,229,620)    (73,539,048)   (30,383,696)  (1,958,279)
                                     -----------    ------------   ------------  -----------
Net realized and unrealized
 gain/(loss) on investments........   22,293,178     112,623,122      4,070,750   (1,736,699)
                                     -----------    ------------   ------------  -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...................  $23,049,314    $115,071,612   $  2,741,163  $(1,642,057)
                                     ===========    ============   ============  ===========

------------

(a) The Nations Managed Index Fund commenced operations on July 31, 1996.

(b) The Nations Managed SmallCap Index Fund commenced operations on October 15, 1996.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1997

                            NATIONS       NATIONS                       NATIONS      NATIONS       NATIONS          NATIONS
                            BALANCED       EQUITY        NATIONS        MANAGED       EQUITY     DISCIPLINED        CAPITAL
                             ASSETS        INCOME         VALUE          INDEX        INDEX         EQUITY          GROWTH
                              FUND          FUND           FUND         FUND(a)        FUND          FUND            FUND
                          ----------------------------------------------------------------------------------------------------
Net investment income/
 (loss).................. $  7,417,326  $ 11,061,733  $   18,813,204  $   376,759  $  8,208,889  $    756,136    $   2,448,490
Net realized gain on
 investments.............   35,946,666    74,322,757     146,169,597      660,407     2,109,098    25,522,798      186,162,170
Change in unrealized
 appreciation/(depreciation)
 of investments..........  (15,894,144)  (29,303,706)     51,368,916    2,880,648    65,065,504    (3,229,620)     (73,539,048)
                          ------------  ------------  --------------  -----------  ------------  ------------    -------------
Net increase/(decrease)
 in net assets resulting
 from operations.........   27,469,848    56,080,784     216,351,717    3,917,814    75,383,491    23,049,314      115,071,612
Distributions to
 shareholders from net
 investment income:
 Primary A Shares........   (5,399,863)   (6,913,427)    (17,054,950)    (346,136)   (8,239,169)     (812,678)      (2,456,103)
 Primary B Shares........      (79,708)      (64,743)       (141,517)          --       (25,680)       (1,649)              --
 Investor A Shares.......     (248,137)   (1,325,087)       (810,737)     (14,348)      (12,723)      (32,042)         (32,258)
 Investor C Shares.......      (36,108)     (129,443)        (58,256)        (235)           --           (61)              --
 Investor N Shares.......   (1,668,470)   (2,623,184)       (736,681)          --            --            --               --
Distributions to
 shareholders in excess
 of net investment
 income:
 Primary A Shares........           --            --              --           --            --            --               --
 Primary B Shares........           --            --              --           --            --            --               --
 Investor A Shares.......           --            --              --           --            --            --               --
 Investor C Shares.......           --            --              --           --            --            --               --
 Investor N Shares.......           --            --              --           --            --            --               --
Distributions to
 shareholders from net
 realized gain on
 investments:
 Primary A Shares........  (20,247,211)  (37,718,705)    (90,693,794)          --    (1,840,430)   (9,585,919)    (157,141,909)
 Primary B Shares........     (349,059)     (364,882)     (1,455,500)          --        (5,984)      (91,846)      (1,860,901)
 Investor A Shares.......     (913,264)   (7,574,248)     (5,016,860)          --          (859)     (528,226)      (5,044,758)
 Investor C Shares.......     (164,110)     (811,608)       (428,414)          --            --       (30,729)      (1,078,436)
 Investor N Shares.......   (8,113,431)  (18,346,111)     (7,458,038)          --            --    (1,571,314)     (10,035,157)
Net increase/(decrease)
 in net assets from Fund
 share transactions:
 Primary A Shares........  (21,867,306)  (71,958,670)    121,967,391   38,677,375   309,726,636   (24,812,393)    (253,994,363)
 Primary B Shares........    5,736,112     6,594,237      26,709,258           --     5,186,022     1,089,022       13,807,295
 Investor A Shares.......    3,120,407     7,946,497      11,536,708    3,027,866     2,463,849     1,668,358        4,824,423
 Investor C Shares.......      262,475       673,023       1,479,950       85,234            --       142,101        2,759,406
 Investor N Shares.......      867,166    10,359,559       4,280,295           --            --       552,434        6,554,887
                          ------------  ------------  --------------  -----------  ------------  ------------    -------------
Net increase/(decrease)
 in net assets...........  (21,630,659)  (66,176,008)    258,470,572   45,347,570   382,635,153   (10,965,628)    (288,626,262)
NET ASSETS:
Beginning of period......  237,427,517   434,385,524   1,146,791,883           10   192,482,640   139,886,755      902,311,873
                          ------------  ------------  --------------  -----------  ------------  ------------    -------------
End of period............ $215,796,858  $368,209,516  $1,405,262,455  $45,347,580  $575,117,793  $128,921,127    $ 613,685,611
                          ============  ============  ==============  ===========  ============  ============    =============
Undistributed net
 investment income at end
 of period............... $     63,372  $    146,073  $      271,371  $    59,744  $         --  $         --    $      99,716
                          ============  ============  ==============  ===========  ============  ============    =============

                                             NATIONS
                             EMERGING       SMALLCAP
                              GROWTH          INDEX
                               FUND          FUND(b)
                          ----------------------------

Net investment income/
 (loss)..................  $ (1,329,587)   $    94,642
Net realized gain on
 investments.............    34,454,446        221,580
Change in unrealized
 appreciation/(depreciati
 of investments..........   (30,383,696)    (1,958,279)
                           ------------    -----------
Net increase/(decrease)
 in net assets resulting
 from operations.........     2,741,163     (1,642,057)
Distributions to
 shareholders from net
 investment income:
 Primary A Shares........            --        (94,006)
 Primary B Shares........            --           (116)
 Investor A Shares.......            --           (505)
 Investor C Shares.......            --            (15)
 Investor N Shares.......            --             --
Distributions to
 shareholders in excess
 of net investment
 income:
 Primary A Shares........            --         (1,585)
 Primary B Shares........            --             (5)
 Investor A Shares.......            --             (9)
 Investor C Shares.......            --             --
 Investor N Shares.......            --             --
Distributions to
 shareholders from net
 realized gain on
 investments:
 Primary A Shares........   (27,305,634)            --
 Primary B Shares........       (59,072)            --
 Investor A Shares.......    (1,061,416)            --
 Investor C Shares.......       (97,646)            --
 Investor N Shares.......    (3,332,013)            --
Net increase/(decrease)
 in net assets from Fund
 share transactions:
 Primary A Shares........    (4,477,335)    42,567,497
 Primary B Shares........     3,259,671         91,010
 Investor A Shares.......     5,544,043        349,649
 Investor C Shares.......       635,028         19,995
 Investor N Shares.......     1,782,278             --
                           ------------    -----------
Net increase/(decrease)
 in net assets...........   (22,370,933)    41,289,853
NET ASSETS:
Beginning of period......   339,490,827             10
                           ------------    -----------
End of period............  $317,119,894    $41,289,863
                           ------------    -----------
Undistributed net
 investment income at end
 of period...............  $         --    $    10,679
                           ============    ===========

---------------

(a) The Nations Managed Index Fund commenced operations on July 31, 1996.

(b) The Nations Managed SmallCap Index Fund commenced operations on October 15, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1996

                                 NATIONS       NATIONS                       NATIONS       NATIONS       NATIONS       NATIONS
                                 BALANCED       EQUITY        NATIONS         EQUITY     DISCIPLINED     CAPITAL       EMERGING
                                  ASSETS        INCOME         VALUE          INDEX         EQUITY        GROWTH        GROWTH
                                 FUND(a)       FUND(b)        FUND(a)        FUND(a)       FUND(a)       FUND(a)       FUND(a)
                               --------------------------------------------------------------------------------------------------
Net investment
  income/(loss)............... $  2,118,467   $  9,147,500  $    4,594,009  $  1,072,075  $    310,095  $    981,527  $   (182,595)
Net realized gain on
  investments.................   14,455,458     30,003,301      29,675,624       834,284        48,753    47,329,423    15,075,593
Change in unrealized
  appreciation/(depreciation)
  of investments..............   (5,436,802)    29,185,348      42,735,333     8,778,670     3,017,862   (21,206,435)   15,018,790
                               ------------   ------------   -------------   -----------   -----------   -----------   -----------
Net increase in net assets
  resulting from operations...   11,137,123     68,336,149      77,004,966    10,685,029     3,376,710    27,104,515    29,911,788
Distributions to shareholders
  from net investment income:
  Primary A Shares............   (2,467,317)    (8,311,787)     (7,025,227)   (1,562,737)     (296,322)   (1,419,446)           --
  Investor A Shares...........      (80,162)    (1,066,734)       (305,858)         (409)       (8,626)       (8,022)           --
  Investor C Shares...........      (12,721)       (92,984)        (15,847)           --            --            --            --
  Investor N Shares...........     (748,956)    (2,055,224)       (311,522)           --            --            --            --
Distributions to shareholders
  from net realized gain on
  investments:
  Primary A Shares............  (18,117,978)    (7,936,013)    (36,610,566)   (1,570,449)   (1,539,467)  (71,272,931)  (28,361,668)
  Investor A Shares...........     (595,662)    (1,171,580)     (1,870,135)         (121)      (47,181)   (1,406,184)     (619,620)
  Investor C Shares...........     (111,125)      (131,358)       (161,172)           --        (4,072)     (279,954)      (87,424)
  Investor N Shares...........   (7,278,939)    (2,870,773)     (3,233,929)           --      (232,704)   (3,421,039)   (3,491,112)
Net increase/(decrease) in net
  assets from Fund share
  transactions:
  Primary A Shares............   13,795,014    (29,783,390)     18,468,272    39,816,491     5,483,120    19,219,932    28,496,495
  Investor A Shares...........    1,387,867      2,761,972       4,616,735        82,377     1,442,029     2,447,353     2,020,515
  Investor C Shares...........      272,530       (156,882)        331,035            --       (41,211)      515,851       137,265
  Investor N Shares...........    5,507,130     18,595,995       2,911,585            --     1,386,136     2,510,778     3,081,992
                               ------------   ------------   -------------   -----------   -----------   -----------   -----------
Net increase/(decrease) in net
  assets......................    2,686,804     36,117,391      53,798,337    47,450,181     9,518,412   (26,009,147)   31,088,231
NET ASSETS:
Beginning of period...........  234,740,713    398,268,133   1,092,993,546   145,032,459   130,368,343   928,321,020   308,402,596
                               ------------   ------------   -------------   -----------   -----------   -----------   -----------
End of period................. $237,427,517   $434,385,524  $1,146,791,883  $192,482,640  $139,886,755  $902,311,873  $339,490,827
                               ============   ============  ==============  ============  ============  ============  ============
Undistributed net investment
  income at end of period..... $    133,734   $    163,990  $      260,308  $     68,696  $     90,294  $    139,587  $         --
                               ============   ============  ==============  ============  ============  ============  ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30. The numbers reflected are for the period December 1, 1995 through March 31, 1996.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31. The numbers reflected are for the period June 1, 1995 through March 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                              NATIONS BALANCED ASSETS FUND                              NATIONS EQUITY INCOME FUND
                         YEAR ENDED                 PERIOD ENDED                  YEAR ENDED                  PERIOD ENDED
                      MARCH 31, 1997(c)           MARCH 31, 1996(a)            MARCH 31, 1997(c)            MARCH 31, 1996(b)
                  -------------------------   -------------------------   ---------------------------   -------------------------
                    SHARES       DOLLARS        SHARES       DOLLARS        SHARES         DOLLARS        SHARES       DOLLARS
                  ===============================================================================================================
PRIMARY A
  SHARES:
  Sold..........   3,829,498   $ 44,702,059    1,627,504    $19,005,092     5,493,997    $ 70,367,708    3,718,032   $ 46,321,022
  Issued as
    reinvestment
    of
    dividends...   2,138,736     24,087,846    1,460,066     16,518,081     1,788,758      22,091,931      496,722      6,174,413
  Redeemed......  (7,888,635)   (90,657,211)  (1,866,524)   (21,728,159)  (12,511,675)   (164,418,309)  (6,643,314)   (82,278,825)
                  ----------   ------------   ----------    -----------   -----------    ------------   ----------    -----------
  Net
  increase/
    (decrease)..  (1,920,401)  $(21,867,306)   1,221,046    $13,795,014    (5,228,920)   $(71,958,670)  (2,428,560)  $(29,783,390)
                  ==========   ============   ==========    ===========   ===========    ============   ==========    ===========
PRIMARY B
  SHARES:
  Sold..........     547,555   $  6,317,399                                   581,119    $  7,285,073
  Issued as
    reinvestment
    of
    dividends...       4,338         48,794                                    10,429         127,760
  Redeemed......     (54,663)      (630,081)                                  (64,160)       (818,596)
                  ----------   ------------                                ----------    ------------
  Net
    increase....     497,230   $  5,736,112                                   527,388    $  6,594,237
                  ==========   ============                                ==========    ============
INVESTOR A
  SHARES:
  Sold..........     319,807   $  3,637,712       79,026   $    917,766       681,422   $   8,856,816      563,095   $  6,929,846
  Issued as
    reinvestment
    of
    dividends...     101,995      1,144,997       59,206        669,237       682,371       8,392,448      172,862      2,135,967
  Redeemed......    (144,535)    (1,662,302)     (16,962)      (199,136)     (707,574)     (9,302,767)    (503,098)    (6,303,841)
                  ----------    -----------   ----------    -----------    ----------    ------------   ----------    -----------
  Net
    increase....     277,267   $  3,120,407      121,270   $  1,387,867       656,219   $   7,946,497      232,859   $  2,761,972
                  ==========   ============   ==========   ============    ==========   =============   ==========   ============
INVESTOR C
  SHARES:
  Sold..........      32,683   $    379,832       17,356   $    204,071        81,457   $   1,089,046       51,611   $    639,206
  Issued as
    reinvestment
    of
    dividends...      17,917        200,277       10,995        123,846        75,113         929,638       16,403        204,720
  Redeemed......     (26,954)      (317,634)      (4,725)       (55,387)     (100,800)     (1,345,661)     (79,843)    (1,000,808)
                  ----------    -----------   ----------    -----------    ----------    ------------   ----------    -----------
  Net
  increase/
    (decrease)..      23,646    $ 262,475         23,626   $    272,530        55,770   $     673,023      (11,829)  $   (156,882)
                  ==========   ============   ==========   ============    ==========   =============   ==========   ============
INVESTOR N
  SHARES:
  Sold..........     132,981   $  1,549,286       82,001   $    983,660       347,847   $   4,549,473    1,897,032   $ 23,134,481
  Issued as
    reinvestment
    of
    dividends...     852,851      9,553,149      690,732      7,789,521     1,645,356      20,181,935      377,701      4,668,166
  Redeemed......    (881,717)   (10,235,269)    (280,373)    (3,266,051)   (1,111,287)    (14,371,849)    (740,696)    (9,206,652)
                  ----------    -----------   ----------    -----------    ----------    ------------   ----------    -----------
  Net
    increase....     104,115   $    867,166      492,360   $  5,507,130       881,916   $  10,359,559    1,534,037   $ 18,595,995
                  ==========   ============   ==========   ============    ==========   =============   ==========   ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

(c) Nations Balanced Assets Fund's and Nations Equity Income Fund's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                                            NATIONS MANAGED
                                                        NATIONS VALUE FUND                                     INDEX FUND
                                           YEAR ENDED                        PERIOD ENDED                     PERIOD ENDED
                                       MARCH 31, 1997(b)                  MARCH 31, 1996(a)                MARCH 31, 1997(c)
                                 ------------------------------      ----------------------------      --------------------------
                                   SHARES            DOLLARS           SHARES          DOLLARS          SHARES          DOLLARS
                                 ================================================================================================
PRIMARY A SHARES:
  Sold......................      29,322,532      $ 511,605,757       5,163,241      $ 83,903,398      3,689,780      $40,404,536
  Issued as reinvestment of
    dividends...............       3,289,592         58,525,164         772,660        12,302,609         26,353          308,705
  Redeemed..................     (25,604,738)      (448,163,530)     (4,762,096)      (77,737,735)      (165,121)      (2,035,866)
                                 -----------      -------------      ----------      ------------      ---------      -----------
  Net increase..............       7,007,386      $ 121,967,391       1,173,805      $ 18,468,272      3,551,012      $38,677,375
                                 ===========      =============      ==========      ============      =========      ===========
PRIMARY B SHARES:
  Sold......................       1,816,714      $  31,661,762
  Issued as reinvestment of
    dividends...............          43,152            768,906
  Redeemed..................        (316,121)        (5,721,410)
                                 -----------      -------------
  Net increase..............       1,543,745      $  26,709,258
                                 ===========      =============
INVESTOR A SHARES:
  Sold......................       1,008,873      $  17,617,492         319,822      $  5,256,765        262,757      $ 3,116,171
  Issued as reinvestment of
    dividends...............         313,372          5,573,438         132,526         2,100,814          1,165           14,151
  Redeemed..................        (661,226)       (11,654,222)       (167,588)       (2,740,844)        (8,516)        (102,456)
                                 -----------      -------------      ----------      ------------      ---------      -----------
  Net increase..............         661,019      $  11,536,708         284,760      $  4,616,735        255,406      $ 3,027,866
                                 ===========      =============      ==========      ============      =========      ===========
INVESTOR C SHARES:
  Sold......................         175,986      $   3,020,176          11,386      $    184,896          7,424      $    90,744
  Issued as reinvestment of
    dividends...............          27,497            485,883          11,236           176,989             33              392
  Redeemed..................        (116,991)        (2,026,109)         (1,872)          (30,850)          (470)          (5,902)
                                 -----------      -------------      ----------      ------------      ---------      -----------
  Net increase..............          86,492      $   1,479,950          20,750      $    331,035          6,987      $    85,234
                                 ===========      =============      ==========      ============      =========      ===========
INVESTOR N SHARES:
  Sold......................         487,075      $   8,412,470         158,863      $  2,584,045
  Issued as reinvestment of
    dividends...............         455,824          8,073,126         220,922         3,487,288
  Redeemed..................        (697,591)       (12,205,301)       (193,665)       (3,159,748)
                                 -----------      -------------      ----------      ------------
  Net increase..............         245,308      $   4,280,295         186,120      $  2,911,585
                                 ===========      =============      ==========      ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Nations Value Fund's Primary B Shares commenced operations on June 28, 1996.

(c) Nations Managed Index Fund commenced operations on July 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                   NATIONS EQUITY INDEX FUND                            NATIONS DISCIPLINED EQUITY FUND
                            YEAR ENDED                  PERIOD ENDED                 YEAR ENDED                PERIOD ENDED
                         MARCH 31, 1997(b)            MARCH 31, 1996(a)           MARCH 31, 1997(b)          MARCH 31, 1996(a)
                    ---------------------------   -------------------------   -------------------------   -----------------------
                      SHARES         DOLLARS        SHARES       DOLLARS        SHARES       DOLLARS       SHARES      DOLLARS
                    =============================================================================================================
PRIMARY A SHARES:
  Sold............   40,225,078   $ 580,368,542    3,799,411   $ 51,306,974    1,043,144   $ 19,363,107    911,868   $ 15,134,115
  Issued as
    reinvestment
    of
    dividends.....      517,996       7,964,898      149,543      1,957,962      269,533      5,025,966     28,609        471,692
  Redeemed........  (19,227,462)   (278,606,804)  (1,015,063)   (13,448,445)  (2,662,039)   (49,201,466)  (606,825)   (10,122,687)
                    -----------    ------------    ---------   ------------    ---------   ------------   --------   ------------
  Net
  increase/
    (decrease)...    21,515,612    $309,726,636    2,933,891    $39,816,491   (1,349,362)  $(24,812,393)   333,652   $  5,483,120
                    ===========    ============    =========   ============   ==========   ============   ========   ============
PRIMARY B SHARES:
  Sold............      663,406   $  10,427,520                                   72,997   $  1,321,229
  Issued as
    reinvestment
    of
    dividends.....        1,599          25,530                                    1,078         20,122
  Redeemed........     (318,456)     (5,267,028)                                 (13,376)      (252,329)
                    -----------    ------------                                ---------   ------------
  Net increase....      346,549    $  5,186,022                                   60,699   $  1,089,022
                    ===========    ============                                =========   ============
INVESTOR A SHARES:
  Sold............      333,277    $  5,286,564        6,381   $     85,961      193,255   $  3,454,199    100,461   $  1,696,841
  Issued as
    reinvestment
    of
    dividends.....          866          13,492           40            530       29,576        548,264      3,205         52,884
  Redeemed........     (178,866)     (2,836,207)        (311)        (4,114)    (127,280)    (2,334,105)   (18,305)      (307,696)
                    -----------    ------------    ---------   ------------    ---------   ------------   --------   ------------
  Net increase....      155,277    $  2,463,849        6,110   $     82,377       95,551   $  1,668,358     85,361   $  1,442,029
                    ===========    ============    =========   ============    =========   ============   ========   ============
INVESTOR C SHARES:
  Sold............                                                                 8,434   $    156,195      5,687   $     97,764
  Issued as
    reinvestment
    of
    dividends.....                                                                 1,658         30,790        249          4,072
  Redeemed........                                                                (2,437)       (44,884)    (8,353)      (143,047)
                                                                               ---------   ------------   --------   ------------
  Net
  increase/
    (decrease)...                                                                  7,655   $    142,101     (2,417)  $    (41,211)
                                                                               =========   ============   ========   ============
INVESTOR N SHARES:
  Sold............                                                               152,010   $  2,744,026    125,083   $  2,067,580
  Issued as
    reinvestment
    of
    dividends.....                                                                83,821      1,541,463     14,132        230,061
  Redeemed........                                                              (206,188)    (3,733,055)   (54,982)      (911,505)
                                                                               ---------   ------------   --------   ------------
  Net increase....                                                                29,643   $    552,434     84,233   $  1,386,136
                                                                               =========   ============   ========   ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Nations Equity Index Fund's and Nations Disciplined Equity Fund's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                               NATIONS CAPITAL GROWTH FUND                              NATIONS EMERGING GROWTH FUND
                         YEAR ENDED                  PERIOD ENDED                  YEAR ENDED                 PERIOD ENDED
                      MARCH 31, 1997(b)            MARCH 31, 1996(a)           MARCH 31, 1997(b)            MARCH 31, 1996(a)
                 ---------------------------   -------------------------   --------------------------   -------------------------
                   SHARES         DOLLARS        SHARES       DOLLARS        SHARES        DOLLARS        SHARES       DOLLARS
                 ================================================================================================================
PRIMARY A
  SHARES:
  Sold.........   15,753,137   $ 192,039,483    6,424,814   $ 84,086,502    6,690,635   $  96,565,776    2,658,154   $ 34,716,876
  Issued in
    exchange
    for Primary
    A Shares of
    the
    Peachtree
    Equity Fund
    (Note 9)...    6,613,086      95,758,235           --             --           --              --           --             --
  Issued as
   reinvestment
    of
   dividends...    2,411,051      13,926,195    2,017,491     26,088,676    1,250,998      17,241,100      325,489      4,156,484
  Redeemed.....  (41,713,535)   (555,718,276)  (6,830,234)   (90,955,246)  (8,214,473)   (118,284,211)    (792,108)   (10,376,865)
                 -----------   -------------   ----------   ------------   ----------   -------------    ---------    -----------
  Net
  increase/
    (decrease).. (16,936,261)  $(253,994,363)   1,612,071    $19,219,932     (272,840)  $ (4,477,335)    2,191,535   $ 28,496,495
                 ===========   =============    =========    ===========     ========   ============     =========   ============
PRIMARY B
  SHARES:
  Sold.........    1,263,951   $  16,621,006                                  245,436   $   3,520,560
  Issued as
   reinvestment
    of
   dividends...      107,692       1,306,298                                    3,291          45,259
  Redeemed.....     (313,240)     (4,120,009)                                 (22,624)       (306,148)
                 -----------   -------------                               ----------   -------------
  Net
    increase...    1,058,403   $  13,807,295                                  226,103   $   3,259,671
                 ===========   =============                               ==========   =============
INVESTOR A
  SHARES:
  Sold.........      530,791   $   7,132,768      172,211   $  2,283,677      546,489   $   7,824,718      140,607   $  1,866,999
  Issued as
   reinvestment
    of
   dividends...      374,048       4,532,192       96,898      1,250,258       77,403       1,054,366       43,193        546,812
  Redeemed.....     (517,176)     (6,840,537)     (82,799)    (1,086,582)    (229,441)     (3,335,041)     (29,783)      (393,296)
                 -----------   -------------   ----------   ------------   ----------   -------------    ---------    -----------
  Net
    increase...      387,663   $   4,824,423      186,310   $  2,447,353      394,451   $   5,544,043      154,017   $  2,020,515
                 ===========   =============   ==========   ============   ==========   =============   ==========   ============
INVESTOR C
  SHARES:
  Sold.........      267,345   $   3,391,862       27,178   $    357,906       68,305   $     936,567        4,050   $     52,274
  Issued as
   reinvestment
    of
   dividends...       90,327       1,077,600       21,940        279,954        7,368          97,347        7,063         87,224
  Redeemed.....     (133,084)     (1,710,056)      (9,283)      (122,009)     (27,993)       (398,886)        (191)        (2,233)
                 -----------   -------------   ----------   ------------   ----------   -------------    ---------    -----------
  Net
    increase...      224,588   $   2,759,406       39,835   $    515,851       47,680   $     635,028       10,922   $    137,265
                 ===========   =============   ==========   ============   ==========   =============    =========   ============
INVESTOR N
  SHARES:
  Sold.........      170,735   $   2,258,704       77,138   $    996,095      269,650   $   3,748,488       73,737   $    949,462
  Issued as
   reinvestment
    of
   dividends...      829,556       9,896,604      259,521      3,353,011      247,739       3,275,603      275,050      3,410,621
  Redeemed.....     (430,513)     (5,600,421)    (140,659)    (1,838,328)    (376,980)     (5,241,813)    (100,262)    (1,278,091)
                 -----------   -------------   ----------   ------------   ----------   -------------    ---------    -----------
  Net
    increase...      569,778   $   6,554,887      196,000   $  2,510,778      140,409   $   1,782,278      248,525   $  3,081,992
                 ===========   =============   ==========   ============   ==========   =============    =========   ============

---------------

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Nations Capital Growth Fund's and Nations Emerging Growth Fund's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                                        NATIONS MANAGED SMALLCAP
                                                                                                               INDEX FUND
                                                                                                              PERIOD ENDED
                                                                                                           MARCH 31, 1997(a)
                                                                                                       --------------------------
                                                                                                        SHARES          DOLLARS
                                                                                                       ==========================
PRIMARY A SHARES:
  Sold............................................................................................     4,852,113      $49,652,580
  Issued as reinvestment of dividends.............................................................         2,903           28,920
  Redeemed........................................................................................      (698,247)      (7,114,003)
                                                                                                       ---------       ----------
  Net increase....................................................................................     4,156,769      $42,567,497
                                                                                                       =========      ===========
PRIMARY B SHARES:
  Sold............................................................................................         8,788      $    91,010
  Issued as reinvestment of dividends.............................................................            --               --
  Redeemed........................................................................................            --               --
                                                                                                       ---------       ----------
  Net increase....................................................................................         8,788      $    91,010
                                                                                                       =========      ===========
INVESTOR A SHARES:
  Sold............................................................................................        34,925      $   359,548
  Issued as reinvestment of dividends.............................................................            51              513
  Redeemed........................................................................................        (1,007)         (10,412)
                                                                                                       ---------       ----------
  Net increase....................................................................................        33,969      $   349,649
                                                                                                       =========      ===========
INVESTOR C SHARES:
  Sold............................................................................................         1,917      $    19,980
  Issued as reinvestment of dividends.............................................................             2               15
  Redeemed........................................................................................            --               --
                                                                                                       ---------       ----------
  Net increase....................................................................................         1,919      $    19,995
                                                                                                       =========      ===========

---------------

(a)  Nations Managed SmallCap Index Fund commenced operations on October
     15,1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                              NET ASSET                 NET REALIZED     NET INCREASE/     DIVIDENDS
                                                VALUE        NET       AND UNREALIZED    (DECREASE) IN      FROM NET
                                              BEGINNING   INVESTMENT   GAIN/(LOSS) ON   NET ASSET VALUE    INVESTMENT
                                               OF YEAR      INCOME      INVESTMENTS     FROM OPERATIONS      INCOME
                                              -----------------------------------------------------------------------
NATIONS BALANCED ASSETS FUND
PRIMARY A
Year ended 03/31/1997........................  $ 11.65      $ 0.39         $ 1.03            $ 1.42          $(0.38)
Period ended 03/31/1996(a)...................    12.68        0.11           0.45              0.56           (0.18)
Year ended 11/30/1995........................    10.44        0.38           2.21              2.59           (0.33)
Year ended 11/30/1994........................    10.87        0.25          (0.43)            (0.18)          (0.25)
Year ended 11/30/1993........................    10.24        0.29           0.64              0.93           (0.30)
Period ended 11/30/1992*.....................    10.00        0.06           0.18#             0.24              --
PRIMARY B
Period ended 03/31/1997*.....................  $ 11.87      $ 0.21         $ 0.85            $ 1.06          $(0.25)
INVESTOR A
Year ended 03/31/1997........................  $ 11.64      $ 0.34         $ 1.05            $ 1.39          $(0.36)
Period ended 03/31/1996(a)...................    12.66        0.11           0.45              0.56           (0.17)
Year ended 11/30/1995........................    10.42        0.34           2.23              2.57           (0.31)
Year ended 11/30/1994........................    10.86        0.22          (0.44)            (0.22)          (0.22)
Year ended 11/30/1993........................    10.24        0.29           0.62              0.91           (0.29)
Period ended 11/30/1992*.....................    10.00        0.01           0.23#             0.24              --
INVESTOR C
Year ended 03/31/1997........................  $ 11.60      $ 0.33         $ 1.02            $ 1.35          $(0.33)
Period ended 03/31/1996(a)...................    12.61        0.09           0.45              0.54           (0.14)
Year ended 11/30/1995........................    10.38        0.26           2.21              2.47           (0.22)
Year ended 11/30/1994........................    10.82        0.14          (0.43)            (0.29)          (0.15)
Year ended 11/30/1993........................    10.23        0.23           0.59              0.82           (0.23)
Period ended 11/30/1992*.....................    10.00        0.01           0.22#             0.23              --
INVESTOR N
Year ended 03/31/1997........................  $ 11.62      $ 0.29         $ 1.04            $ 1.33          $(0.30)
Period ended 03/31/1996(a)...................    12.63        0.09           0.45              0.54           (0.14)
Year ended 11/30/1995........................    10.40        0.28           2.22              2.50           (0.25)
Year ended 11/30/1994........................    10.85        0.17          (0.44)            (0.27)          (0.18)
Period ended 11/30/1993*.....................    10.61        0.14           0.23              0.37           (0.13)

                                               DISTRIBUTIONS       TOTAL      NET ASSET
                                                 FROM NET        DIVIDENDS       VALUE
                                                 REALIZED           AND         END OF
                                               CAPITAL GAINS   DISTRIBUTIONS     YEAR
                                              ----------------------------------------------------
NATIONS BALANCED ASSETS FUND
PRIMARY A
Year ended 03/31/1997........................     $ (1.54)        $ (1.92)      $ 11.15
Period ended 03/31/1996(a)...................       (1.41)          (1.59)        11.65
Year ended 11/30/1995........................       (0.02)          (0.35)        12.68
Year ended 11/30/1994........................          --           (0.25)        10.44
Year ended 11/30/1993........................          --           (0.30)        10.87
Period ended 11/30/1992*.....................          --              --         10.24
PRIMARY B
Period ended 03/31/1997*.....................     $ (1.54)        $ (1.79)      $ 11.14
INVESTOR A
Year ended 03/31/1997........................     $ (1.54)        $ (1.90)      $ 11.13
Period ended 03/31/1996(a)...................       (1.41)          (1.58)        11.64
Year ended 11/30/1995........................       (0.02)          (0.33)        12.66
Year ended 11/30/1994........................          --           (0.22)        10.42
Year ended 11/30/1993........................          --           (0.29)        10.86
Period ended 11/30/1992*.....................          --              --         10.24
INVESTOR C
Year ended 03/31/1997........................     $ (1.54)        $ (1.87)      $ 11.08
Period ended 03/31/1996(a)...................       (1.41)          (1.55)        11.60
Year ended 11/30/1995........................       (0.02)          (0.24)        12.61
Year ended 11/30/1994........................          --           (0.15)        10.38
Year ended 11/30/1993........................          --           (0.23)        10.82
Period ended 11/30/1992*.....................          --              --         10.23
INVESTOR N
Year ended 03/31/1997........................     $ (1.54)        $ (1.84)      $ 11.11
Period ended 03/31/1996(a)...................       (1.41)          (1.55)        11.62
Year ended 11/30/1995........................       (0.02)          (0.27)        12.63
Year ended 11/30/1994........................          --           (0.18)        10.40
Period ended 11/30/1993*.....................          --           (0.13)        10.85

---------------
 * Nations Balanced Assets Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on September 30, 1992, June 28, 1996, October 2, 1992, October 2, 1992 and June 7, 1993, respectively.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            RATIO OF          RATIO OF
                                                          NET ASSETS       OPERATING       NET INVESTMENT
                                                            END OF        EXPENSES TO        INCOME TO        PORTFOLIO
                                              TOTAL          YEAR           AVERAGE           AVERAGE          TURNOVER
                                             RETURN++     (IN 000'S)       NET ASSETS        NET ASSETS          RATE
                                             ---------------------------------------------------------------------------
NATIONS BALANCED ASSETS FUND
PRIMARY A
Year ended 03/31/1997........................  12.50%      $ 135,731          1.00%(c)          3.31%             264%
Period ended 03/31/1996(a)...................   4.90         164,215          1.00+             2.91+              83
Year ended 11/30/1995........................  25.27         163,198          0.99              3.25              174
Year ended 11/30/1994........................ (1.73)         162,215          0.98              2.31              156
Year ended 11/30/1993........................   9.22         178,270          0.90              2.82               50
Period ended 11/30/1992*.....................   2.40+++      111,953          0.30+             3.85+              79
PRIMARY B
Period ended 03/31/1997*.....................   9.06%      $   5,537          1.50%+(c)         2.81%+            264%
INVESTOR A
Year ended 03/31/1997........................  12.18%      $   9,075          1.25%(c)          3.06%             264%
Period ended 03/31/1996(a)...................   4.86           6,261          1.25+             2.66+              83
Year ended 11/30/1995........................  25.01           5,276          1.24              3.00              174
Year ended 11/30/1994........................ (2.02)           4,881          1.23              2.06              156
Year ended 11/30/1993........................   8.93           5,191          1.15              2.57               50
Period ended 11/30/1992*.....................   2.40+++          547          0.55+             3.60+              79
INVESTOR C
Year ended 03/31/1997........................  11.85%      $   1,396          1.50%(c)          2.81%             264%
Period ended 03/31/1996(a)...................   4.71           1,187          1.62+             2.29+              83
Year ended 11/30/1995........................  24.03             992          1.99              2.25              174
Year ended 11/30/1994........................ (2.72)             951          1.98              1.31              156
Year ended 11/30/1993........................   8.06           1,196          1.90              1.82               50
Period ended 11/30/1992*.....................   2.30+++          156          1.30+             2.85+              79
INVESTOR N
Year ended 03/31/1997........................  11.62%      $  64,058          1.75%(c)          2.56%             264%
Period ended 03/31/1996(a)...................   4.69          65,764          1.75+             2.16+              83
Year ended 11/30/1995........................  24.35          65,275          1.74              2.50              174
Year ended 11/30/1994........................ (2.51)          52,905          1.73              1.56              156
Period ended 11/30/1993*.....................   3.45          27,982          1.65+             2.07+              50

                                                   WITHOUT WAIVERS AND/OR
                                                   EXPENSE REIMBURSEMENTS
                                             ---------------------------------
                                                RATIO OF
                                                OPERATING
                                               EXPENSES TO      NET INVESTMENT         AVERAGE
                                                 AVERAGE            INCOME         COMMISSION RATE
                                                NET ASSETS        PER SHARE            PAID(b)
                                             ---------------------------------------------------------------------
NATIONS BALANCED ASSETS FUND
PRIMARY A
Year ended 03/31/1997........................       1.00%(c)        $ 0.39(c)          $0.0563
Period ended 03/31/1996(a)...................       1.00+             0.11              0.0598
Year ended 11/30/1995........................       0.99              0.38                 N/A
Year ended 11/30/1994........................       0.99              0.25                 N/A
Year ended 11/30/1993........................       0.97              0.29                 N/A
Period ended 11/30/1992*.....................       1.05+             0.05                 N/A
PRIMARY B
Period ended 03/31/1997*.....................       1.50%+(c)       $ 0.21(c)          $0.0563
INVESTOR A
Year ended 03/31/1997........................       1.25%(c)        $ 0.34(c)          $0.0563
Period ended 03/31/1996(a)...................       1.25+             0.11              0.0598
Year ended 11/30/1995........................       1.24              0.34                 N/A
Year ended 11/30/1994........................       1.24              0.22                 N/A
Year ended 11/30/1993........................       1.22              0.28                 N/A
Period ended 11/30/1992*.....................       1.30+             0.01                 N/A
INVESTOR C
Year ended 03/31/1997........................       1.50%(c)        $ 0.33(c)          $0.0563
Period ended 03/31/1996(a)...................       1.62+             0.09              0.0598
Year ended 11/30/1995........................       1.99              0.26                 N/A
Year ended 11/30/1994........................       1.99              0.14                 N/A
Year ended 11/30/1993........................       1.97              0.22                 N/A
Period ended 11/30/1992*.....................       2.05+             0.01                 N/A
INVESTOR N
Year ended 03/31/1997........................       1.75%(c)        $ 0.29(c)          $0.0563
Period ended 03/31/1996(a)...................       1.75+             0.09              0.0598
Year ended 11/30/1995........................       1.74              0.28                 N/A
Year ended 11/30/1994........................       1.74              0.17                 N/A
Period ended 11/30/1993*.....................       1.72+             0.14                 N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                              NET ASSET                 NET REALIZED      NET INCREASE     DIVIDENDS
                                                VALUE        NET       AND UNREALIZED          IN           FROM NET
                                              BEGINNING   INVESTMENT      GAIN ON       NET ASSET VALUE    INVESTMENT
                                               OF YEAR      INCOME      INVESTMENTS     FROM OPERATIONS      INCOME
                                              -----------------------------------------------------------------------
NATIONS EQUITY INCOME FUND
PRIMARY A
Year ended 03/31/1997........................  $ 13.14      $ 0.43         $ 1.55            $ 1.98          $(0.41)
Period ended 03/31/1996(a)...................    11.81        0.30           1.77              2.07           (0.37)
Year ended 05/31/1995........................    11.43        0.42           1.11              1.53           (0.42)
Year ended 05/31/1994........................    12.06        0.38           0.22              0.60           (0.42)
Year ended 05/31/1993........................    11.41        0.37           1.08              1.45           (0.35)
Year ended 05/31/1992........................    10.19        0.34           1.25              1.59           (0.30)
Period ended 05/31/1991*.....................    10.00        0.05           0.14              0.19              --
PRIMARY B
Period ended 03/31/1997*.....................  $ 13.50      $ 0.25         $ 1.21            $ 1.46          $(0.25)
INVESTOR A
Year ended 03/31/1997........................  $ 13.11      $ 0.36         $ 1.58            $ 1.94          $(0.38)
Period ended 03/31/1996(a)...................    11.78        0.27           1.77              2.04           (0.34)
Year ended 05/31/1995........................    11.41        0.40           1.10              1.50           (0.40)
Year ended 05/31/1994........................    12.02        0.37           0.21              0.58           (0.38)
Year ended 05/31/1993........................    11.40        0.34           1.05              1.39           (0.32)
Year ended 05/31/1992........................    10.19        0.29           1.27              1.56           (0.28)
Period ended 05/31/1991*.....................    10.04        0.05           0.10              0.15              --
INVESTOR C
Year ended 03/31/1997........................  $ 13.19      $ 0.33         $ 1.59            $ 1.92          $(0.35)
Period ended 03/31/1996(a)...................    11.83        0.21           1.78              1.99           (0.26)
Year ended 05/31/1995........................    11.47        0.32           1.08              1.40           (0.31)
Year ended 05/31/1994........................    12.04        0.28           0.21              0.49           (0.25)
Period ended 05/31/1993*.....................    11.13        0.32           1.32              1.64           (0.28)
INVESTOR N
Year ended 03/31/1997........................  $ 13.10      $ 0.31         $ 1.57            $ 1.88          $(0.32)
Period ended 03/31/1996(a)...................    11.77        0.22           1.76              1.98           (0.28)
Year ended 05/31/1995........................    11.40        0.34           1.11              1.45           (0.35)
Period ended 05/31/1994*.....................    11.98        0.37           0.22              0.59           (0.36)


                                               DISRIBUTIONS        TOTAL       NET ASSET
                                                 FROM NET        DIVIDENDS       VALUE
                                                 REALIZED           AND         END OF
                                               CAPITAL GAINS   DISTRIBUTIONS     YEAR
                                              ----------------------------------------------------
NATIONS EQUITY INCOME FUND
PRIMARY A
Year ended 03/31/1997........................     $ (2.41)        $ (2.82)      $ 12.30
Period ended 03/31/1996(a)...................       (0.37)          (0.74)        13.14
Year ended 05/31/1995........................       (0.73)          (1.15)        11.81
Year ended 05/31/1994........................       (0.81)          (1.23)        11.43
Year ended 05/31/1993........................       (0.45)          (0.80)        12.06
Year ended 05/31/1992........................       (0.07)          (0.37)        11.41
Period ended 05/31/1991*.....................          --              --         10.19
PRIMARY B
Period ended 03/31/1997*.....................     $ (2.41)        $ (2.66)      $ 12.30
INVESTOR A
Year ended 03/31/1997........................     $ (2.41)        $ (2.79)      $ 12.26
Period ended 03/31/1996(a)...................       (0.37)          (0.71)        13.11
Year ended 05/31/1995........................       (0.73)          (1.13)        11.78
Year ended 05/31/1994........................       (0.81)          (1.19)        11.41
Year ended 05/31/1993........................       (0.45)          (0.77)        12.02
Year ended 05/31/1992........................       (0.07)          (0.35)        11.40
Period ended 05/31/1991*.....................          --              --         10.19
INVESTOR C
Year ended 03/31/1997........................     $ (2.41)        $ (2.76)      $ 12.35
Period ended 03/31/1996(a)...................       (0.37)          (0.63)        13.19
Year ended 05/31/1995........................       (0.73)          (1.04)        11.83
Year ended 05/31/1994........................       (0.81)          (1.06)        11.47
Period ended 05/31/1993*.....................       (0.45)          (0.73)        12.04
INVESTOR N
Year ended 03/31/1997........................     $ (2.41)        $ (2.73)      $ 12.25
Period ended 03/31/1996(a)...................       (0.37)          (0.65)        13.10
Year ended 05/31/1995........................       (0.73)          (1.08)        11.77
Period ended 05/31/1994*.....................       (0.81)          (1.17)        11.40

---------------
  * Nations Equity Income Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on April 11, 1991, June 28, 1996, April 16, 1991, June 17, 1992 and June 7, 1993, respectively.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
(a) Fiscal year changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            RATIO OF          RATIO OF
                                                          NET ASSETS       OPERATING       NET INVESTMENT
                                                            END OF        EXPENSES TO        INCOME TO        PORTFOLIO
                                              TOTAL          YEAR           AVERAGE           AVERAGE          TURNOVER
                                             RETURN++     (IN 000'S)       NET ASSETS        NET ASSETS          RATE
                                             ---------------------------------------------------------------------------
NATIONS EQUITY INCOME FUND
PRIMARY A
Year ended 03/31/1997........................  15.62%      $ 200,772          0.91%(c)          3.09%             102%
Period ended 03/31/1996(a)...................  17.98         283,142          0.90+             2.84+              59
Year ended 05/31/1995........................  14.79         283,082          0.92              3.75              158
Year ended 05/31/1994........................   5.00         225,740          0.94              3.41              116
Year ended 05/31/1993........................  13.30         175,949          0.92              3.37               55
Year ended 05/31/1992........................  15.91+++       18,104          1.10              3.15               84
Period ended 05/31/1991*.....................   1.90+++       10,194          1.12+             3.66+               9
PRIMARY B
Period ended 03/31/1997*.....................  11.17%      $   6,484          1.41%+(c)         2.59%+            102%
INVESTOR A
Year ended 03/31/1997........................  15.30%      $  47,891          1.16%(c)          2.84%             102%
Period ended 03/31/1996(a)...................  17.75          42,606          1.15+             2.59+              59
Year ended 05/31/1995........................  14.53          35,538          1.17              3.50              158
Year ended 05/31/1994........................   4.74          33,691          1.19              3.16              116
Year ended 05/31/1993........................  12.78          32,760          1.17              3.12               55
Year ended 05/31/1992........................  15.59+++        3,418          1.35              2.90               84
Period ended 05/31/1991*.....................   1.49+++          497          1.37+             3.40+               9
INVESTOR C
Year ended 03/31/1997........................  15.01%      $   5,007          1.41%(c)          2.59%             102%
Period ended 03/31/1996(a)...................  17.20           4,612          1.75+             1.99+              59
Year ended 05/31/1995........................  13.49           4,278          1.92              2.75              158
Year ended 05/31/1994........................   3.96           4,221          1.94              2.41              116
Period ended 05/31/1993*.....................  15.31           4,377          1.92+             2.37+              55
INVESTOR N
Year ended 03/31/1997........................  14.76%      $ 108,055          1.66%(c)          2.34%             102%
Period ended 03/31/1996(a)...................  17.21         104,026          1.65+             2.09+              59
Year ended 05/31/1995........................  14.03          75,371          1.67              3.00              158
Period ended 05/31/1994*.....................   4.84          46,043          1.69+             2.66+             116

                                                   WITHOUT WAIVERS AND/OR
                                                   EXPENSE REIMBURSEMENTS
                                               -------------------------------
                                                RATIO OF
                                                OPERATING
                                               EXPENSES TO      NET INVESTMENT         AVERAGE
                                                 AVERAGE        INCOME/(LOSS)      COMMISSION RATE
                                                NET ASSETS        PER SHARE            PAID(b)
                                             ---------------------------------------------------------------------
NATIONS EQUITY INCOME FUND
PRIMARY A
Year ended 03/31/1997........................       0.91%(c)        $ 0.43(c)          $0.0609
Period ended 03/31/1996(a)...................       0.90+             0.30              0.0287
Year ended 05/31/1995........................       0.93              0.42                 N/A
Year ended 05/31/1994........................       0.95              0.38                 N/A
Year ended 05/31/1993........................       1.04              0.36                 N/A
Year ended 05/31/1992........................       2.21              0.22                 N/A
Period ended 05/31/1991*.....................       1.80+            (0.06)                N/A
PRIMARY B
Period ended 03/31/1997*.....................       1.41%+(c)       $ 0.25(c)          $0.0609
INVESTOR A
Year ended 03/31/1997........................       1.16%(c)        $ 0.36(c)          $0.0609
Period ended 03/31/1996(a)...................       1.15+             0.27              0.0287
Year ended 05/31/1995........................       1.18              0.40                 N/A
Year ended 05/31/1994........................       1.20              0.37                 N/A
Year ended 05/31/1993........................       1.29              0.33                 N/A
Year ended 05/31/1992........................       2.46              0.18                 N/A
Period ended 05/31/1991*.....................      15.09+            (1.30)                N/A
INVESTOR C
Year ended 03/31/1997........................       1.41%(c)        $ 0.33(c)          $0.0609
Period ended 03/31/1996(a)...................       1.75+             0.21              0.0287
Year ended 05/31/1995........................       1.93              0.32                 N/A
Year ended 05/31/1994........................       1.95              0.28                 N/A
Period ended 05/31/1993*.....................       2.04+             0.31                 N/A
INVESTOR N
Year ended 03/31/1997........................       1.66%(c)        $ 0.31(c)          $0.0609
Period ended 03/31/1996(a)...................       1.65+             0.22              0.0287
Year ended 05/31/1995........................       1.68              0.34                 N/A
Period ended 05/31/1994*.....................       1.70+             0.37                 N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                          NET REALIZED
                                                                              AND
                                              NET ASSET                    UNREALIZED     NET INCREASE/    DIVIDENDS
                                                VALUE          NET        GAIN/(LOSS)     (DECREASE) IN     FROM NET
                                              BEGINNING    INVESTMENT          ON        NET ASSET VALUE   INVESTMENT
                                               OF YEAR       INCOME       INVESTMENTS    FROM OPERATIONS     INCOME
                                              -----------------------------------------------------------------------
NATIONS VALUE FUND
PRIMARY A
Year ended 03/31/1997........................  $ 16.60        $0.26          $ 2.69          $  2.95         $(0.26)
Period ended 03/31/1996(a)...................    16.21         0.07            1.06             1.13          (0.12)
Year ended 11/30/1995........................    12.98         0.27            3.91             4.18          (0.28)
Year ended 11/30/1994........................    13.74         0.24           (0.23)            0.01          (0.23)
Year ended 11/30/1993........................    12.45         0.24            1.38             1.62          (0.24)
Year ended 11/30/1992........................    11.16         0.28            1.57             1.85          (0.27)
Year ended 11/30/1991........................     9.71         0.34            1.47             1.81          (0.36)
Year ended 11/30/1990........................    10.04         0.35           (0.36)           (0.01)         (0.32)
Period ended 11/30/1989*#....................    10.00         0.08           (0.04)            0.04             --
PRIMARY B
Period ended 03/31/1997*.....................  $ 17.19        $0.14          $ 2.10          $  2.24         $(0.14)
INVESTOR A
Year ended 03/31/1997........................  $ 16.60        $0.21          $ 2.70          $  2.91         $(0.22)
Period ended 03/31/1996(a)...................    16.21         0.05            1.06             1.11          (0.10)
Year ended 11/30/1995........................    12.98         0.23            3.92             4.15          (0.25)
Year ended 11/30/1994........................    13.72         0.20           (0.20)            0.00          (0.20)
Year ended 11/30/1993........................    12.45         0.22            1.35             1.57          (0.21)
Year ended 11/30/1992........................    11.16         0.26            1.59             1.85          (0.27)
Year ended 11/30/1991........................     9.71         0.34            1.47             1.81          (0.36)
Period ended 11/30/1990*.....................    10.04         0.35           (0.36)           (0.01)         (0.32)
INVESTOR C
Year ended 03/31/1997........................  $ 16.50        $0.17          $ 2.68          $  2.85         $(0.18)
Period ended 03/31/1996(a)...................    16.09         0.04            1.05             1.09          (0.06)
Year ended 11/30/1995........................    12.90         0.13            3.88             4.01          (0.15)
Year ended 11/30/1994........................    13.64         0.12           (0.22)           (0.10)         (0.10)
Year ended 11/30/1993........................    12.41         0.13            1.32             1.45          (0.13)
Period ended 11/30/1992*.....................    11.63         0.07            0.78             0.85          (0.07)
INVESTOR N
Year ended 03/31/1997........................  $ 16.55        $0.14          $ 2.68          $  2.82         $(0.14)
Period ended 03/31/1996(a)...................    16.15         0.03            1.05             1.08          (0.06)
Year ended 11/30/1995........................    12.94         0.17            3.89             4.06          (0.18)
Year ended 11/30/1994........................    13.71         0.15           (0.22)           (0.07)         (0.16)
Period ended 11/30/1993*.....................    13.08         0.11            0.63             0.74          (0.11)


                                               DISTRIBUTIONS       TOTAL       NET ASSET
                                                 FROM NET        DIVIDENDS       VALUE
                                                 REALIZED           AND         END OF
                                               CAPITAL GAINS   DISTRIBUTIONS     YEAR
                                              ----------------------------------------------------
NATIONS VALUE FUND
PRIMARY A
Year ended 03/31/1997........................     $ (1.42)        $ (1.68)      $ 17.87
Period ended 03/31/1996(a)...................       (0.62)          (0.74)        16.60
Year ended 11/30/1995........................       (0.67)          (0.95)        16.21
Year ended 11/30/1994........................       (0.54)          (0.77)        12.98
Year ended 11/30/1993........................       (0.09)          (0.33)        13.74
Year ended 11/30/1992........................       (0.29)          (0.56)        12.45
Year ended 11/30/1991........................          --           (0.36)        11.16
Year ended 11/30/1990........................          --           (0.32)         9.71
Period ended 11/30/1989*#....................          --              --         10.04
PRIMARY B
Period ended 03/31/1997*.....................     $ (1.42)        $ (1.56)      $ 17.87
INVESTOR A
Year ended 03/31/1997........................     $ (1.42)        $ (1.64)      $ 17.87
Period ended 03/31/1996(a)...................       (0.62)          (0.72)        16.60
Year ended 11/30/1995........................       (0.67)          (0.92)        16.21
Year ended 11/30/1994........................       (0.54)          (0.74)        12.98
Year ended 11/30/1993........................       (0.09)          (0.30)        13.72
Year ended 11/30/1992........................       (0.29)          (0.56)        12.45
Year ended 11/30/1991........................          --           (0.36)        11.16
Period ended 11/30/1990*.....................          --           (0.32)         9.71
INVESTOR C
Year ended 03/31/1997........................     $ (1.42)        $ (1.60)      $ 17.75
Period ended 03/31/1996(a)...................       (0.62)          (0.68)        16.50
Year ended 11/30/1995........................       (0.67)          (0.82)        16.09
Year ended 11/30/1994........................       (0.54)          (0.64)        12.90
Year ended 11/30/1993........................       (0.09)          (0.22)        13.64
Period ended 11/30/1992*.....................          --           (0.07)        12.41
INVESTOR N
Year ended 03/31/1997........................     $ (1.42)        $ (1.56)      $ 17.81
Period ended 03/31/1996(a)...................       (0.62)          (0.68)        16.55
Year ended 11/30/1995........................       (0.67)          (0.85)        16.15
Year ended 11/30/1994........................       (0.54)          (0.70)        12.94
Period ended 11/30/1993*.....................          --           (0.11)        13.71

---------------
 * Nations Value Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on September 19, 1989, June 28, 1996, December 6, 1989, June 17, 1992 and June 7, 1993, respectively.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            RATIO OF          RATIO OF
                                                          NET ASSETS       OPERATING       NET INVESTMENT
                                                            END OF        EXPENSES TO        INCOME TO        PORTFOLIO
                                              TOTAL          YEAR         AVERAGE NET       AVERAGE NET        TURNOVER
                                             RETURN++     (IN 000'S)         ASSETS            ASSETS            RATE
                                             ---------------------------------------------------------------------------
NATIONS VALUE FUND
PRIMARY A
Year ended 03/31/1997........................  18.07%     $1,200,853          0.97%(c)          1.51%               47%
Period ended 03/31/1996(a)...................   7.20         998,957          0.96+             1.30+               12
Year ended 11/30/1995........................  34.53         956,669          0.94              1.90                63
Year ended 11/30/1994........................  (0.08)        799,743          0.93              1.85                75
Year ended 11/30/1993........................  13.19         707,185          0.96              1.98                64
Year ended 11/30/1992........................  17.00+++      282,138          0.90              2.31                60
Year ended 11/30/1991........................  18.79+++       82,360          0.53              3.33                51
Year ended 11/30/1990........................  (0.16)+++      19,769          0.21              4.19                24
Period ended 11/30/1989*#....................   0.40+++        5,161          0.49+             4.41+               --
PRIMARY B
Period ended 03/31/1997*.....................  13.20%     $   27,586          1.47%+(c)         1.01%+              47%
INVESTOR A
Year ended 03/31/1997........................  17.80%     $   70,305          1.22%(c)          1.26%               47%
Period ended 03/31/1996(a)...................   7.07          54,341          1.21+             1.05+               12
Year ended 11/30/1995........................  34.22          48,440          1.19              1.65                63
Year ended 11/30/1994........................  (0.17)         35,445          1.18              1.60                75
Year ended 11/30/1993........................  12.80          32,607          1.21              1.73                64
Year ended 11/30/1992........................  16.96+++       24,536          1.06              2.15                60
Year ended 11/30/1991........................  18.79+++       13,514          0.53              3.33                51
Period ended 11/30/1990*.....................  (0.16)+++       7,020          0.21+             4.19+               24
INVESTOR C
Year ended 03/31/1997........................  17.51%     $    6,519          1.47%(c)          1.01%               47%
Period ended 03/31/1996(a)...................   6.99           4,633          1.58+             0.68+               12
Year ended 11/30/1995........................  33.15           4,185          1.94              0.90                63
Year ended 11/30/1994........................  (0.92)          2,983          1.93              0.85                75
Year ended 11/30/1993........................  11.85           2,997          1.96              0.98                64
Period ended 11/30/1992*.....................   7.33+++        1,286          1.98+             1.22+               60
INVESTOR N
Year ended 03/31/1997........................  17.21%     $   99,999          1.72%(c)          0.76%               47%
Period ended 03/31/1996(a)...................   6.90          88,861          1.71+             0.55+               12
Year ended 11/30/1995........................  33.55          83,699          1.69              1.15                63
Year ended 11/30/1994........................  (0.69)         42,530          1.68              1.10                75
Period ended 11/30/1993*.....................   5.65          10,449          1.71+             1.23+               64

                                                   WITHOUT WAIVERS AND/OR
                                                   EXPENSE REIMBURSEMENTS
                                             ---------------------------------
                                                RATIO OF
                                                OPERATING
                                               EXPENSES TO      NET INVESTMENT         AVERAGE
                                               AVERAGE NET          INCOME         COMMISSION RATE
                                                  ASSETS          PER SHARE            PAID(B)
                                             ---------------------------------------------------------------------
NATIONS VALUE FUND
PRIMARY A
Year ended 03/31/1997........................      0.97%(c)         $ 0.26(c)          $0.0649
Period ended 03/31/1996(a)...................      0.96+              0.07              0.0648
Year ended 11/30/1995........................      0.94               0.27                 N/A
Year ended 11/30/1994........................      0.93               0.24                 N/A
Year ended 11/30/1993........................      0.97               0.24                 N/A
Year ended 11/30/1992........................      0.97               0.27                 N/A
Year ended 11/30/1991........................      0.99               0.30                 N/A
Year ended 11/30/1990........................      1.11               0.26                 N/A
Period ended 11/30/1989*#....................      1.41+              0.06                 N/A
PRIMARY B
Period ended 03/31/1997*.....................      1.47%+(c)        $ 0.14(c)          $0.0649
INVESTOR A
Year ended 03/31/1997........................      1.22%(c)         $ 0.21(c)          $0.0649
Period ended 03/31/1996(a)...................      1.21+              0.05              0.0648
Year ended 11/30/1995........................      1.19               0.23                 N/A
Year ended 11/30/1994........................      1.18               0.21                 N/A
Year ended 11/30/1993........................      1.22               0.22                 N/A
Year ended 11/30/1992........................      1.15               0.25                 N/A
Year ended 11/30/1991........................      0.99               0.30                 N/A
Period ended 11/30/1990*.....................      1.11+              0.26                 N/A
INVESTOR C
Year ended 03/31/1997........................      1.47%(c)         $ 0.17(c)          $0.0649
Period ended 03/31/1996(a)...................      1.58+              0.04              0.0648
Year ended 11/30/1995........................      1.94               0.13                 N/A
Year ended 11/30/1994........................      1.93               0.12                 N/A
Year ended 11/30/1993........................      1.97               0.13                 N/A
Period ended 11/30/1992*.....................      1.98+              0.07                 N/A
INVESTOR N
Year ended 03/31/1997........................      1.72%(c)         $ 0.14(c)          $0.0649
Period ended 03/31/1996(a)...................      1.71+              0.03              0.0648
Year ended 11/30/1995........................      1.69               0.17                 N/A
Year ended 11/30/1994........................      1.68               0.15                 N/A
Period ended 11/30/1993*.....................      1.72+              0.11                 N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                          NET REALIZED
                                              NET ASSET                       AND                           DIVIDENDS
                                                VALUE          NET         UNREALIZED    NET INCREASE IN     FROM NET
                                              BEGINNING    INVESTMENT       GAIN ON      NET ASSET VALUE    INVESTMENT
                                              OF PERIOD      INCOME       INVESTMENTS    FROM OPERATIONS      INCOME
                                              ------------------------------------------------------------------------
NATIONS MANAGED INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................  $ 10.00        $0.15          $ 1.87           $ 2.02          $(0.13)
INVESTOR A
Period ended 03/31/1997*.....................  $ 10.00        $0.12          $ 1.89           $ 2.01          $(0.12)
INVESTOR C
Period ended 03/31/1997*.....................  $ 10.00        $0.11          $ 1.90           $ 2.01          $(0.11)


                                                   TOTAL       NET ASSET
                                                 DIVIDENDS       VALUE
                                                    AND         END OF
                                               DISTRIBUTIONS    PERIOD
                                              ------------------------------------
                                              <
NATIONS MANAGED INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................     $ (0.13)      $ 11.89
INVESTOR A
Period ended 03/31/1997*.....................     $ (0.12)      $ 11.89
INVESTOR C
Period ended 03/31/1997*.....................     $ (0.11)      $ 11.90

---------------
   * Nations Managed Index Fund's Primary A, Investor A and Investor C Shares commenced operations on July 31, 1996.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) Average commission rate paid per share of securities purchased and sold by the Fund.
 (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            RATIO OF          RATIO OF
                                                          NET ASSETS       OPERATING       NET INVESTMENT
                                                            END OF        EXPENSES TO          INCOME         PORTFOLIO
                                              TOTAL         PERIOD        AVERAGE NET        TO AVERAGE        TURNOVER
                                             RETURN++     (IN 000'S)         ASSETS          NET ASSETS          RATE
                                             ---------------------------------------------------------------------------
NATIONS MANAGED INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................  20.22%       $42,226           0.50%+(b)         1.92%+            17%
INVESTOR A
Period ended 03/31/1997*.....................  20.12%       $ 3,038           0.75%+(b)         1.67%+            17%
INVESTOR C
Period ended 03/31/1997*.....................  20.11%       $    83           1.00%+(b)         1.42%+            17%

                                                   WITHOUT WAIVERS AND/OR
                                                   EXPENSE REIMBURSEMENTS
                                             ---------------------------------
                                                RATIO OF
                                                OPERATING
                                               EXPENSES TO      NET INVESTMENT         AVERAGE
                                               AVERAGE NET          INCOME         COMMISSION RATE
                                                  ASSETS          PER SHARE            PAID(a)
                                             ---------------------------------------------------------------------
NATIONS MANAGED INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................      1.05%+(b)        $ 0.12(b)          $0.0259
INVESTOR A
Period ended 03/31/1997*.....................      1.30%+(b)        $ 0.09(b)          $0.0259
INVESTOR C
Period ended 03/31/1997*.....................      1.55%+(b)        $ 0.08(b)          $0.0259

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                         NET REALIZED
                                               NET ASSET                     AND                           DIVIDENDS
                                                 VALUE         NET        UNREALIZED     NET INCREASE IN    FROM NET
                                               BEGINNING    INVESTMENT   GAIN/(LOSS)     NET ASSET VALUE   INVESTMENT
                                                OF YEAR       INCOME    ON INVESTMENTS   FROM OPERATIONS     INCOME
                                              -----------------------------------------------------------------------
NATIONS EQUITY INDEX FUND
PRIMARY A
Year ended 03/31/1997........................    $13.58       $ 0.26        $ 2.36            $2.62          $(0.26)
Period ended 03/31/1996(a)...................     12.91         0.08          0.86             0.94           (0.13)
Year ended 11/30/1995........................      9.84         0.28          3.20             3.48           (0.28)
Period ended 11/30/1994*.....................     10.00         0.24         (0.21)            0.03           (0.19)
PRIMARY B
Period ended 03/31/1997*.....................    $14.13       $ 0.16        $ 1.80            $1.96          $(0.15)
INVESTOR A
Year ended 03/31/1997........................    $13.58       $ 0.25        $ 2.32            $2.57          $(0.23)
Period ended 03/31/1996(a)...................     12.91         0.06          0.87             0.93           (0.12)
Period ended 11/30/1995*.....................     12.29         0.03          0.59             0.62              --


                                               DISTRIBUTIONS       TOTAL
                                                 FROM NET        DIVIDENDS
                                                 REALIZED           AND
                                               CAPITAL GAINS   DISTRIBUTIONS
                                              --------------------------------------------
NATIONS EQUITY INDEX FUND
PRIMARY A
Year ended 03/31/1997........................     $ (0.05)        $ (0.31)
Period ended 03/31/1996(a)...................       (0.14)          (0.27)
Year ended 11/30/1995........................       (0.13)          (0.41)
Period ended 11/30/1994*.....................          --           (0.19)
PRIMARY B
Period ended 03/31/1997*.....................     $ (0.05)        $ (0.20)
INVESTOR A
Year ended 03/31/1997........................     $ (0.05)        $ (0.28)
Period ended 03/31/1996(a)...................       (0.14)          (0.26)
Period ended 11/30/1995*.....................          --              --

---------------

   * Nations Equity Index Fund's Primary A, Primary B and Investor A Shares commenced operations on December 15, 1993, June 28,
     1996 and October 10, 1995, respectively.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.
 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                RATIO OF
                                                                                             RATIO OF          OPERATING
                                                 NET ASSET                  NET ASSETS      OPERATING         EXPENSES TO
                                                   VALUE                      END OF       EXPENSES TO        AVERAGE NET
                                                  END OF        TOTAL          YEAR          AVERAGE        ASSETS INCLUDING
                                                   YEAR        RETURN++     (IN 000'S)      NET ASSETS      INTEREST EXPENSE
                                                 ---------------------------------------------------------------------------
NATIONS EQUITY INDEX FUND
PRIMARY A
Year ended 03/31/1997........................     $ 15.89        19.41%      $567,039          0.35%(c)            N/A
Period ended 03/31/1996(a)...................       13.58         7.33        192,388          0.35+              0.35%+
Year ended 11/30/1995........................       12.91        36.35        145,021          0.37               0.38
Period ended 11/30/1994*.....................        9.84         0.29        123,147         0.35+                N/A
PRIMARY B
Period ended 03/31/1997*.....................     $ 15.89        13.93%      $  5,505          0.85%+(c)           N/A
INVESTOR A
Year ended 03/31/1997........................     $ 15.87        19.06%      $  2,574          0.60%(c)            N/A
Period ended 03/31/1996(a)...................       13.58         7.26             95         0.35+               0.35%+
Period ended 11/30/1995*.....................       12.91         5.04             11         0.62+              0.63+

                                                                                  WITHOUT WAIVERS AND/OR
                                                                                  EXPENSE REIMBURSEMENTS
                                                                              -------------------------------
                                               RATIO OF NET                     RATIO OF
                                                INVESTMENT                     OPERATING                           AVERAGE
                                                  INCOME        PORTFOLIO     EXPENSES TO      NET INVESTMENT     COMMISSION
                                                TO AVERAGE      TURNOVER        AVERAGE            INCOME            RATE
                                                NET ASSETS        RATE         NET ASSETS        PER SHARE         PAID(b)
                                                 ---------------------------------------------------------------------------
NATIONS EQUITY INDEX FUND
PRIMARY A
Year ended 03/31/1997........................      1.91%             5%           0.70%(c)         $ 0.21(c)       $ 0.0173
Period ended 03/31/1996(a)...................      1.99+             2            0.73+              0.07            0.0291
Year ended 11/30/1995........................      2.44             18            0.78               0.23               N/A
Period ended 11/30/1994*.....................      2.64+            14            0.79+              0.20               N/A
PRIMARY B
Period ended 03/31/1997*.....................      1.41%+            5%           1.20%+(c)        $ 0.11(c)       $ 0.0173
INVESTOR A
Year ended 03/31/1997........................      1.66%             5%           0.95%(c)         $ 0.20(c)       $ 0.0173
Period ended 03/31/1996(a)...................      1.99+             2            0.73+              0.05            0.0291
Period ended 11/30/1995*.....................      2.19+            18            1.03+              0.02               N/A


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                         NET REALIZED
                                             NET ASSET                       AND          NET INCREASE/    DIVIDENDS
                                               VALUE         NET          UNREALIZED      (DECREASE) IN     FROM NET
                                             BEGINNING   INVESTMENT      GAIN/(LOSS)     NET ASSET VALUE   INVESTMENT
                                              OF YEAR   INCOME/(LOSS)   ON INVESTMENTS   FROM OPERATIONS     INCOME
                                             ------------------------------------------------------------------------
NATIONS DISCIPLINED EQUITY FUND
PRIMARY A
Year ended 03/31/1997........................  $ 17.19     $  0.14          $ 2.79            $2.93          $(0.14)
Period ended 03/31/1996(a)...................    17.06        0.05            0.35             0.40           (0.04)
Year ended 11/30/1995........................    13.08        0.10            3.96             4.06           (0.08)
Period ended 11/30/1994*.....................    13.31        0.01           (0.23)#          (0.22)          (0.01)
Period ended 04/29/1994*.....................    13.65       (0.05)           2.66             2.61              --
Period ended 04/30/1993*.....................    10.00       (0.03)           3.74             3.71              --
PRIMARY B
Period ended 03/31/1997***...................  $ 17.84     $  0.03          $ 2.15            $2.18          $(0.04)
INVESTOR A
Year ended 03/31/1997........................  $ 17.16     $  0.08          $ 2.80            $2.88          $(0.09)
Period ended 03/31/1996(a)...................    17.04        0.04            0.35             0.39           (0.04)
Year ended 11/30/1995........................    13.06        0.09            3.96             4.05           (0.07)
Period ended 11/30/1994**....................    13.30        0.00(b)        (0.23)#          (0.23)          (0.01)
Period ended 04/30/1994**....................    14.94       (0.04)           1.35             1.31              --
INVESTOR C
Year ended 03/31/1997........................  $ 17.10     $  0.04          $ 2.79            $2.83          $(0.01)
Period ended 03/31/1996(a)...................    16.97        0.01            0.35             0.36              --
Period ended 11/30/1995***...................    14.08       (0.00)(b)        2.92             2.92           (0.03)
INVESTOR N
Year ended 03/31/1997........................  $ 17.00     $ (0.05)         $ 2.76            $2.71              --
Period ended 03/31/1996(a)...................    16.89       (0.01)           0.35             0.34              --
Year ended 11/30/1995........................    13.02        0.03            3.87             3.90          $(0.03)
Period ended 11/30/1994***...................    12.77       (0.02)           0.28             0.26           (0.01)


                                               DISTRIBUTIONS                  TOTAL
                                                 FROM NET      RETURN       DIVIDENDS
                                                 REALIZED        OF            AND
                                               CAPITAL GAINS   CAPITAL    DISTRIBUTIONS
                                             --------------------------------------------------------
                                             <C
NATIONS DISCIPLINED EQUITY FUND
PRIMARY A
Year ended 03/31/1997........................     $ (1.51)         --        $ (1.65)
Period ended 03/31/1996(a)...................       (0.23)         --          (0.27)
Year ended 11/30/1995........................          --          --          (0.08)
Period ended 11/30/1994*.....................          --      $(0.00) (b)     (0.01)
Period ended 04/29/1994*.....................       (2.95)         --          (2.95)
Period ended 04/30/1993*.....................       (0.06)         --          (0.06)
PRIMARY B
Period ended 03/31/1997***...................     $ (1.51)         --        $ (1.55)
INVESTOR A
Year ended 03/31/1997........................     $ (1.51)         --        $ (1.60)
Period ended 03/31/1996(a)...................       (0.23)         --          (0.27)
Year ended 11/30/1995........................          --          --          (0.07)
Period ended 11/30/1994**....................          --      $(0.00) (b)     (0.01)
Period ended 04/30/1994**....................       (2.95)         --          (2.95)
INVESTOR C
Year ended 03/31/1997........................     $ (1.51)         --        $ (1.52)
Period ended 03/31/1996(a)...................       (0.23)         --          (0.23)
Period ended 11/30/1995***...................          --          --          (0.03)
INVESTOR N
Year ended 03/31/1997........................     $ (1.51)         --        $ (1.51)
Period ended 03/31/1996(a)...................       (0.23)         --          (0.23)
Year ended 11/30/1995........................          --          --          (0.03)
Period ended 11/30/1994***...................          --      $(0.00) (b)     (0.01)

---------------
  * The period for the Nations Disciplined Equity Fund's Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds' Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
 ** The period for the Nations Disciplined Equity Fund's Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
*** The Nations Disciplined Equity Fund's Primary B, Investor C and Investor N
    Shares commenced operations on June 28, 1996, May 10. 1995 and May 20, 1994, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    RATIO OF          RATIO OF
                                               NET ASSET              NET ASSETS    OPERATING      NET INVESTMENT
                                                 VALUE                  END OF     EXPENSES TO     INCOME/(LOSS)    PORTFOLIO
                                                END OF      TOTAL        YEAR      AVERAGE NET       TO AVERAGE     TURNOVER
                                                 YEAR      RETURN++   (IN 000'S)     ASSETS          NET ASSETS       RATE
   ----------------------------------------------------------------------------------------------------------------------
NATIONS DISCIPLINED EQUITY FUND
PRIMARY A
Year ended 03/31/1997........................   $ 18.47      17.00%    $100,260        1.04%(d)          0.70%         120%
Period ended 03/31/1996(a)...................     17.19       2.44      116,469        1.02+             0.82+          47
Year ended 11/30/1995........................     17.06      31.13      109,939        1.30              0.85          124
Period ended 11/30/1994*.....................     13.08      (1.62)       9,947        1.13+             0.12+         177
Period ended 04/29/1994*.....................     13.31      18.79        8,079        1.20+            (0.60)+        475
Period ended 04/30/1993*.....................     13.65      37.13        4,638        1.20+            (0.58)+        203
PRIMARY B
Period ended 03/31/1997***...................   $ 18.47      12.13%    $  1,121        1.54%+(d)         0.20%+        120%
INVESTOR A
Year ended 03/31/1997........................   $ 18.44      16.76%    $  6,837        1.29%(d)          0.45%         120%
Period ended 03/31/1996(a)...................     17.16       2.35        4,722        1.12+             0.72+          47
Year ended 11/30/1995........................     17.04      31.05        3,234        1.40              0.75          124
Period ended 11/30/1994**....................     13.06      (1.71)         252        1.23+             0.02+         177
Period ended 04/30/1994**....................     13.30       8.31          165        1.30+            (0.62)+        475
INVESTOR C
Year ended 03/31/1997........................   $ 18.41      16.45%    $    446        1.54%(d)          0.20%         120%
Period ended 03/31/1996(a)...................     17.10       2.19          283        1.65+             0.19+          47
Period ended 11/30/1995***...................     16.97      20.78          322        2.30+            (0.15)+        124
INVESTOR N
Year ended 03/31/1997........................   $ 18.20      15.86%    $ 20,257        2.04%(d)         (0.30)%        120%
Period ended 03/31/1996(a)...................     17.00       2.08       18,412        2.02+            (0.18)+         47
Year ended 11/30/1995........................     16.89      29.94       16,874        2.30             (0.15)         124
Period ended 11/30/1994***...................     13.02       2.02          177        2.09+            (0.84)+        177

                                                   WITHOUT WAIVERS AND/OR
                                                   EXPENSE REIMBURSEMENTS
                                                -------------------------------
                                                 RATIO OF
                                                 OPERATING
                                                EXPENSES TO      NET INVESTMENT       AVERAGE
                                                AVERAGE NET      INCOME/(LOSS)    COMMISSION RATE
                                                   ASSETS          PER SHARE          PAID(c)
                                               --------------------------------------------------
NATIONS DISCIPLINED EQUITY FUND
PRIMARY A
Year ended 03/31/1997........................       1.04%            $ 0.14           $0.0377
Period ended 03/31/1996(a)...................       1.02+              0.05            0.0627
Year ended 11/30/1995........................       1.30               0.10               N/A
Period ended 11/30/1994*.....................       1.56+             (0.03)              N/A
Period ended 04/29/1994*.....................       1.53+             (0.08)              N/A
Period ended 04/30/1993*.....................
PRIMARY B                                           1.31+             (0.03)              N/A
Period ended 03/31/1997***...................
INVESTOR A                                          1.54%+           $ 0.03           $0.0377
Year ended 03/31/1997........................       1.29%            $ 0.08           $0.0377
Period ended 03/31/1996(a)...................       1.12+              0.04            0.0627
Year ended 11/30/1995........................       1.40               0.09               N/A
Period ended 11/30/1994**....................       1.66+             (0.07)              N/A
Period ended 04/30/1994**....................
INVESTOR C                                          1.74+             (0.07)              N/A
Year ended 03/31/1997........................       1.54%            $ 0.04           $0.0377
Period ended 03/31/1996(a)...................       1.65+              0.01            0.0627
Period ended 11/30/1995***...................
INVESTOR N                                          2.30+             (0.00)(b)           N/A
Year ended 03/31/1997........................       2.04%            $(0.05)          $0.0377
Period ended 03/31/1996(a)...................       2.02+             (0.01)           0.0627
Year ended 11/30/1995........................       2.30               0.03               N/A
Period ended 11/30/1994***...................       2.52+             (0.03)              N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                            NET REALIZED
                                               NET ASSET                        AND                           DIVIDENDS
                                                 VALUE           NET         UNREALIZED     NET INCREASE IN    FROM NET
                                               BEGINNING     INVESTMENT       GAIN ON       NET ASSET VALUE   INVESTMENT
                                                OF YEAR     INCOME/(LOSS)   INVESTMENTS     FROM OPERATIONS     INCOME
                                              --------------------------------------------------------------------------
NATIONS CAPITAL GROWTH FUND
PRIMARY A
Year ended 03/31/1997##......................    $13.43        $  0.05         $ 1.66           $  1.71         $(0.05)
Period ended 03/31/1996(a)...................     14.24           0.02           0.38              0.40          (0.02)
Year ended 11/30/1995........................     11.23           0.09           3.28              3.37          (0.10)
Year ended 11/30/1994........................     11.08           0.09           0.14              0.23          (0.08)
Year ended 11/30/1993........................     10.68           0.09           0.42              0.51          (0.10)
Period ended 11/30/1992*.....................     10.00           0.02           0.66#             0.68             --
PRIMARY B
Period ended 03/31/1997*##...................    $13.96        $ (0.01)        $ 1.12           $  1.11             --
INVESTOR A
Year ended 03/31/1997##......................    $13.41        $  0.02         $ 1.65           $  1.67         $(0.02)
Period ended 03/31/1996(a)...................     14.22           0.01           0.38              0.39          (0.01)
Year ended 11/30/1995........................     11.21           0.06           3.28              3.34          (0.07)
Year ended 11/30/1994........................     11.06           0.07           0.14              0.21          (0.06)
Year ended 11/30/1993........................     10.67           0.07           0.41              0.48          (0.08)
Period ended 11/30/1992*.....................     10.00           0.01           0.66#             0.67             --
INVESTOR C
Year ended 03/31/1997##......................    $13.26        $ (0.01)        $ 1.64           $  1.63             --
Period ended 03/31/1996(a)...................     14.09           0.00(b)        0.36              0.36             --
Year ended 11/30/1995........................     11.14          (0.03)          3.24              3.21             --
Year ended 11/30/1994........................     11.01          (0.02)          0.15              0.13             --
Year ended 11/30/1993........................     10.67          (0.00)(b)       0.38              0.38         $(0.03)
Period ended 11/30/1992*.....................     10.00          (0.00)(b)       0.67#             0.67             --
INVESTOR N
Year ended 03/31/1997##......................    $13.31        $ (0.08)        $ 1.63           $  1.55             --
Period ended 03/31/1996(a)...................     14.15          (0.02)          0.37              0.35             --
Year ended 11/30/1995........................     11.17          (0.03)          3.27              3.24             --
Year ended 11/30/1994........................     11.05          (0.01)          0.13              0.12             --
Period ended 11/30/1993*.....................     10.55          (0.01)          0.53              0.52         $(0.02)


                                               DISTRIBUTIONS       TOTAL
                                                 FROM NET        DIVIDENDS
                                                 REALIZED           AND
                                               CAPITAL GAINS   DISTRIBUTIONS
                                              --------------------------------------------
NATIONS CAPITAL GROWTH FUND
PRIMARY A
Year ended 03/31/1997##......................     $ (3.39)        $ (3.44)
Period ended 03/31/1996(a)...................       (1.19)          (1.21)
Year ended 11/30/1995........................       (0.26)          (0.36)
Year ended 11/30/1994........................       (0.00)(b)       (0.08)
Year ended 11/30/1993........................       (0.01)          (0.11)
Period ended 11/30/1992*.....................          --              --
PRIMARY B
Period ended 03/31/1997*##...................     $ (3.39)        $ (3.39)
INVESTOR A
Year ended 03/31/1997##......................     $ (3.39)        $ (3.41)
Period ended 03/31/1996(a)...................       (1.19)          (1.20)
Year ended 11/30/1995........................       (0.26)          (0.33)
Year ended 11/30/1994........................       (0.00)(b)       (0.06)
Year ended 11/30/1993........................       (0.01)          (0.09)
Period ended 11/30/1992*.....................          --              --
INVESTOR C
Year ended 03/31/1997##......................     $ (3.39)        $ (3.39)
Period ended 03/31/1996(a)...................       (1.19)          (1.19)
Year ended 11/30/1995........................       (0.26)          (0.26)
Year ended 11/30/1994........................       (0.00)(b)       (0.00)(b)
Year ended 11/30/1993........................       (0.01)          (0.04)
Period ended 11/30/1992*.....................          --           (0.00)(b)
INVESTOR N
Year ended 03/31/1997##......................     $ (3.39)        $ (3.39)
Period ended 03/31/1996(a)...................       (1.19)          (1.19)
Year ended 11/30/1995........................       (0.26)          (0.26)
Year ended 11/30/1994........................       (0.00)(b)       (0.00)(b)
Period ended 11/30/1993*.....................          --           (0.02)

---------------

   * The Nations Capital Growth Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on September 30, 1992, June 28, 1996, October 2, 1992, October 2, 1992 and June 7, 1993, respectively.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
  ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Amount represents less than $0.01 per share.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.
 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            RATIO OF          RATIO OF
                                                 NET ASSET                  NET ASSETS      OPERATING      NET INVESTMENT
                                                   VALUE                      END OF       EXPENSES TO     INCOME/(LOSS)
                                                  END OF        TOTAL          YEAR          AVERAGE         TO AVERAGE
                                                   YEAR        RETURN++     (IN 000'S)     NET ASSETS        NET ASSETS
                                                 ------------------------------------------------------------------------
NATIONS CAPITAL GROWTH FUND
PRIMARY A
Year ended 03/31/1997##......................     $ 11.70        11.88%      $533,168          0.96%(d)          0.39%
Period ended 03/31/1996(a)...................       13.43         3.14        839,300          0.96+             0.38+
Year ended 11/30/1995........................       14.24        30.96        867,361          0.98              0.71
Year ended 11/30/1994........................       11.23         2.14        717,914          0.90              0.85
Year ended 11/30/1993........................       11.08         4.84        646,661          0.80              0.84
Period ended 11/30/1992*.....................       10.68         6.80+++     728,629          0.30+             1.33+
PRIMARY B
Period ended 03/31/1997*##...................     $ 11.68         7.07%      $ 12,367          1.46%+(d)        (0.11)%+
INVESTOR A
Year ended 03/31/1997##......................     $ 11.67        11.58%      $ 20,465          1.21%(d)          0.14%
Period ended 03/31/1996(a)...................       13.41         3.02         18,311          1.21+             0.13+
Year ended 11/30/1995........................       14.22        30.70         16,770          1.23              0.46
Year ended 11/30/1994........................       11.21         1.93         11,038          1.15              0.60
Year ended 11/30/1993........................       11.06         4.56         11,182          1.05              0.59
Period ended 11/30/1992*.....................       10.67         6.70+++       1,225          0.55+             1.08+
INVESTOR C
Year ended 03/31/1997##......................     $ 11.50        11.39%      $  5,752          1.46%(d)         (0.11)%
Period ended 03/31/1996(a)...................       13.26         2.86          3,655          1.58+            (0.24)+
Year ended 11/30/1995........................       14.09        29.61          3,322          1.98             (0.29)
Year ended 11/30/1994........................       11.14         1.22          2,394          1.90             (0.15)
Year ended 11/30/1993........................       11.01         3.61          2,919          1.80             (0.16)
Period ended 11/30/1992*.....................       10.67         6.70+++         406          1.30+             0.33+
INVESTOR N
Year ended 03/31/1997##......................     $ 11.47        10.68%      $ 41,933          1.96%(d)         (0.61)%
Period ended 03/31/1996(a)...................       13.31         2.77         41,045          1.96+            (0.62)+
Year ended 11/30/1995........................       14.15        29.80         40,868          1.98             (0.29)
Year ended 11/30/1994........................       11.17         1.12         23,591          1.90             (0.15)
Period ended 11/30/1993*.....................       11.05         4.95          9,511          1.80+            (0.16)+

                                                                  WITHOUT WAIVERS AND/OR
                                                                  EXPENSE REIMBURSEMENTS
                                                              --------------------------------
                                                               RATIO OF
                                                               OPERATING
                                               PORTFOLIO      EXPENSES TO       NET INVESTMENT         AVERAGE
                                               TURNOVER         AVERAGE         INCOME/(LOSS)      COMMISSION RATE
                                                 RATE          NET ASSETS         PER SHARE            PAID(c)
                                                 ------------------------------------------------------------------------

NATIONS CAPITAL GROWTH FUND
PRIMARY A
Year ended 03/31/1997##......................      75%            0.96%            $   0.05           $  0.0604
Period ended 03/31/1996(a)...................      25             0.96%+               0.02              0.0632
Year ended 11/30/1995........................      80             0.98                 0.09                 N/A
Year ended 11/30/1994........................      56             0.91                 0.09                 N/A
Year ended 11/30/1993........................      81             0.89                 0.08                 N/A
Period ended 11/30/1992*.....................       7             1.05+                0.01                 N/A
PRIMARY B
Period ended 03/31/1997*##...................      75%            1.46%+           $  (0.01)          $  0.0604
INVESTOR A
Year ended 03/31/1997##......................      75%            1.21%            $   0.02           $  0.0604
Period ended 03/31/1996(a)...................      25             1.21+                0.01              0.0632
Year ended 11/30/1995........................      80             1.23                 0.06                 N/A
Year ended 11/30/1994........................      56             1.16                 0.07                 N/A
Year ended 11/30/1993........................      81             1.14                 0.06                 N/A
Period ended 11/30/1992*.....................       7             1.30+                0.00(b)              N/A
INVESTOR C
Year ended 03/31/1997##......................      75%            1.46%            $  (0.01)          $  0.0604
Period ended 03/31/1996(a)...................      25             1.58+                0.00(b)           0.0632
Year ended 11/30/1995........................      80             1.98                (0.03)                N/A
Year ended 11/30/1994........................      56             1.91                (0.02)                N/A
Year ended 11/30/1993........................      81             1.89                 0.00(b)              N/A
Period ended 11/30/1992*.....................       7             2.05+                0.00(b)              N/A
INVESTOR N
Year ended 03/31/1997##......................      75%            1.96%            $  (0.08)          $  0.0604
Period ended 03/31/1996(a)...................      25             1.96+               (0.02)             0.0632
Year ended 11/30/1995........................      80             1.98                (0.03)                N/A
Year ended 11/30/1994........................      56             1.91                (0.01)                N/A
Period ended 11/30/1993*.....................      81             1.89+               (0.02)                N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                             NET REALIZED
                                              NET ASSET                          AND           NET INCREASE/      DISTRIBUTIONS
                                                VALUE           NET           UNREALIZED       (DECREASE) IN        FROM NET
                                              BEGINNING     INVESTMENT       GAIN/(LOSS)      NET ASSET VALUE       REALIZED
                                               OF YEAR     INCOME/(LOSS)    ON INVESTMENTS    FROM OPERATIONS     CAPITAL GAINS
                                             ------------------------------------------------------------------------------------
NATIONS EMERGING GROWTH FUND
PRIMARY A
Year ended 03/31/1997#.......................    $14.04       $ (0.04)          $ 0.20            $  0.16            $ (1.34)
Period ended 03/31/1996#(a)..................     14.28         (0.00)(b)         1.26               1.26              (1.50)
Year ended 11/30/1995........................     11.41          0.01             3.26               3.27              (0.40)
Year ended 11/30/1994#.......................     10.87         (0.03)            0.71               0.68              (0.14)
Period ended 11/30/1993*.....................     10.00         (0.01)            0.89               0.88              (0.01)
PRIMARY B
Period ended 03/31/1997#*....................    $15.08       $ (0.08)          $(0.85)           $ (0.93)           $ (1.34)
INVESTOR A
Year ended 03/31/1997#.......................    $13.91       $ (0.07)          $ 0.19            $  0.12            $ (1.34)
Period ended 03/31/1996#(a)..................     14.17         (0.01)            1.25               1.24              (1.50)
Year ended 11/30/1995........................     11.35         (0.01)            3.23               3.22              (0.40)
Year ended 11/30/1994#.......................     10.85         (0.06)            0.70               0.64              (0.14)
Period ended 11/30/1993*.....................      9.87         (0.03)            1.02               0.99              (0.01)
INVESTOR C
Year ended 03/31/1997#.......................    $13.56       $ (0.10)          $ 0.19            $  0.09            $ (1.34)
Period ended 03/31/1996#(a)..................     13.87         (0.03)            1.22               1.19              (1.50)
Year ended 11/30/1995........................     11.20         (0.08)            3.15               3.07              (0.40)
Year ended 11/30/1994#.......................     10.78         (0.14)            0.70               0.56              (0.14)
Period ended 11/30/1993*.....................      9.89         (0.09)            0.98               0.89                 --
INVESTOR N
Year ended 03/31/1997#.......................    $13.61       $ (0.18)          $ 0.20            $  0.02            $ (1.34)
Period ended 03/31/1996#(a)..................     13.93         (0.05)            1.23               1.18              (1.50)
Year ended 11/30/1995........................     11.24         (0.07)            3.16               3.09              (0.40)
Year ended 11/30/1994#.......................     10.82         (0.14)            0.70               0.56              (0.14)
Period ended 11/30/1993*.....................      9.88         (0.02)            0.96               0.94                 --


                                                   TOTAL       NET ASSET
                                                 DIVIDENDS       VALUE
                                                    AND         END OF
                                               DISTRIBUTIONS    PERIOD
                                             -------------------------------------
NATIONS EMERGING GROWTH FUND
PRIMARY A
Year ended 03/31/1997#.......................     $ (1.34)      $ 12.86
Period ended 03/31/1996#(a)..................       (1.50)        14.04
Year ended 11/30/1995........................       (0.40)        14.28
Year ended 11/30/1994#.......................       (0.14)        11.41
Period ended 11/30/1993*.....................       (0.01)        10.87
PRIMARY B
Period ended 03/31/1997#*....................     $ (1.34)      $ 12.81
INVESTOR A
Year ended 03/31/1997#.......................     $ (1.34)      $ 12.69
Period ended 03/31/1996#(a)..................       (1.50)        13.91
Year ended 11/30/1995........................       (0.40)        14.17
Year ended 11/30/1994#.......................       (0.14)        11.35
Period ended 11/30/1993*.....................       (0.01)        10.85
INVESTOR C
Year ended 03/31/1997#.......................     $ (1.34)      $ 12.31
Period ended 03/31/1996#(a)..................       (1.50)        13.56
Year ended 11/30/1995........................       (0.40)        13.87
Year ended 11/30/1994#.......................       (0.14)        11.20
Period ended 11/30/1993*.....................          --         10.78
INVESTOR N
Year ended 03/31/1997#.......................     $ (1.34)      $ 12.29
Period ended 03/31/1996#(a)..................       (1.50)        13.61
Year ended 11/30/1995........................       (0.40)        13.93
Year ended 11/30/1994#.......................       (0.14)        11.24
Period ended 11/30/1993*.....................          --         10.82

---------------
 * Nations Emerging Growth Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on December 4, 1992, June 28, 1996, December 10, 1992, December 18, 1992 and June 7, 1993, respectively.
 +  Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             RATIO OF          RATIO OF
                                                             NET ASSETS      OPERATING      NET INVESTMENT
                                                               END OF       EXPENSES TO     INCOME/(LOSS)      PORTFOLIO
                                                 TOTAL         PERIOD         AVERAGE         TO AVERAGE       TURNOVER
                                                RETURN++     (IN 000'S)     NET ASSETS        NET ASSETS         RATE
------------------------------------------------------------------------------------------------------------------------
NATIONS EMERGING GROWTH FUND
PRIMARY A
Year ended 03/31/1997#.......................      0.48%      $267,319          0.98%(d)         (0.26)%           93%
Period ended 03/31/1996#(a)..................      9.87        295,764          0.99+            (0.06)+           39
Year ended 11/30/1995........................     29.95        269,484          0.98              0.08            139
Year ended 11/30/1994#.......................      6.26        182,459          1.01             (0.29)           129
Period ended 11/30/1993*.....................      8.81        121,281          0.80+            (0.15)+          159
PRIMARY B
Period ended 03/31/1997#*....................     (6.80)%     $  2,897          1.48%+(d)        (0.76)%+          93%
INVESTOR A
Year ended 03/31/1997#.......................      0.18%      $ 12,126          1.23%(d)         (0.51)%           93%
Period ended 03/31/1996#(a)..................      9.80          7,802          1.24+            (0.31)+           39
Year ended 11/30/1995........................     29.65          5,765          1.23             (0.17)           139
Year ended 11/30/1994#.......................      5.90          3,234          1.26             (0.54)           129
Period ended 11/30/1993*.....................      9.99          2,095          1.05+            (0.40)+          159
INVESTOR C
Year ended 03/31/1997#.......................     (0.04)%     $  1,437          1.48%(d)         (0.76)%           93%
Period ended 03/31/1996#(a)..................      9.64            936          1.61+            (0.68)+           39
Year ended 11/30/1995........................     28.67            805          1.98             (0.92)           139
Year ended 11/30/1994#.......................      5.19            542          2.01             (1.29)           129
Period ended 11/30/1993*.....................      9.00            469          1.80+            (1.15)+          159
INVESTOR N
Year ended 03/31/1997#.......................     (0.57)%     $ 33,342          1.98%(d)         (1.26)%           93%
Period ended 03/31/1996#(a)..................      9.52         34,989          1.99+            (1.06)+           39
Year ended 11/30/1995........................     28.75         32,349          1.98             (0.92)           139
Year ended 11/30/1994#.......................      5.17         15,909          2.01             (1.29)           129
Period ended 11/30/1993*.....................      9.51          3,594          1.80+            (1.15)+          159

                                                   WITHOUT WAIVERS AND/OR
                                                   EXPENSE REIMBURSEMENTS
                                               ------------------------------
                                                RATIO OF
                                                OPERATING
                                               EXPENSES TO     NET INVESTMENT         AVERAGE
                                                 AVERAGE       INCOME/(LOSS)      COMMISSION RATE
                                               NET ASSETS        PER SHARE            PAID(c)
-----------------------------------------------------------------------------------------------------------------
NATIONS EMERGING GROWTH FUND
PRIMARY A
Year ended 03/31/1997#.......................      0.98%(d)        $(0.04)(d)         $0.0562
Period ended 03/31/1996#(a)..................      0.99%+           (0.00)(b)          0.0599
Year ended 11/30/1995........................      0.98              0.01                 N/A
Year ended 11/30/1994#.......................      1.01             (0.03)                N/A
Period ended 11/30/1993*.....................      1.01+            (0.03)                N/A
PRIMARY B
Period ended 03/31/1997#*....................      1.48%+(d)       $(0.08)(d)         $0.0562
INVESTOR A
Year ended 03/31/1997#.......................      1.23%(d)        $(0.07)(d)         $0.0562
Period ended 03/31/1996#(a)..................      1.24+            (0.01)             0.0599
Year ended 11/30/1995........................      1.23             (0.01)                N/A
Year ended 11/30/1994#.......................      1.26             (0.05)                N/A
Period ended 11/30/1993*.....................      1.26+            (0.04)                N/A
INVESTOR C
Year ended 03/31/1997#.......................      1.48%(d)        $(0.10)(d)         $0.0562
Period ended 03/31/1996#(a)..................      1.61+            (0.03)             0.0599
Year ended 11/30/1995........................      1.98             (0.08)                N/A
Year ended 11/30/1994#.......................      2.01             (0.12)                N/A
Period ended 11/30/1993*.....................      2.01+            (0.11)                N/A
INVESTOR N
Year ended 03/31/1997#.......................      1.98%(d)        $(0.18)(d)         $0.0562
Period ended 03/31/1996#(a)..................      1.99+            (0.05)             0.0599
Year ended 11/30/1995........................      1.98             (0.07)                N/A
Year ended 11/30/1994#.......................      2.01             (0.09)                N/A
Period ended 11/30/1993*.....................      2.01+            (0.03)                N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                 NET
                                                                            NET REALIZED      DECREASE
                                              NET ASSET                         AND            IN NET          DIVIDENDS
                                                VALUE           NET          UNREALIZED      ASSET VALUE       FROM NET
                                              BEGINNING      INVESTMENT         LOSS            FROM          INVESTMENT
                                              OF PERIOD        INCOME      ON INVESTMENTS    OPERATIONS         INCOME
                                             ------------------------------------------------------------------------------
NATIONS MANAGED SMALLCAP INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................    $10.00        $ 0.03          $(0.17)         $ (0.14)         $ (0.03)
PRIMARY B
Period ended 03/31/1997*.....................    $10.00        $ 0.02          $(0.17)         $ (0.15)         $ (0.02)
INVESTOR A
Period ended 03/31/1997*.....................    $10.00        $ 0.03          $(0.18)         $ (0.15)         $ (0.03)
INVESTOR C
Period ended 03/31/1997*.....................    $10.00        $ 0.03          $(0.17)         $ (0.14)         $ (0.03)


                                               DISTRIBUTIONS
                                                 IN EXCESS
                                                  OF NET
                                                INVESTMENT
                                                  INCOME
                                             -----------------------------
NATIONS MANAGED SMALLCAP INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................     $ (0.00)(b)
PRIMARY B
Period ended 03/31/1997*.....................     $ (0.00)(b)
INVESTOR A
Period ended 03/31/1997*.....................     $ (0.00)(b)
INVESTOR C
Period ended 03/31/1997*.....................     $ (0.00)(b)

---------------
  * Nations Managed SmallCap Index Fund's Primary A, Primary B, Investor A and Investor C Shares commenced operations on October 15, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                          RATIO OF
                                                 TOTAL         NET ASSET                  NET ASSETS      OPERATING
                                               DIVIDENDS         VALUE                      END OF       EXPENSES TO
                                                  AND           END OF        TOTAL         PERIOD         AVERAGE
                                             DISTRIBUTIONS      PERIOD       RETURN++     (IN 000'S)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------
NATIONS MANAGED SMALLCAP INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................   $ (0.03)         $9.83         (1.37)%     $ 40,851          0.50%+
PRIMARY B
Period ended 03/31/1997*.....................   $ (0.02)         $9.83         (1.51)%     $     86          1.00%+
INVESTOR A
Period ended 03/31/1997*.....................   $ (0.03)         $9.82         (1.52)%     $    334          0.75%+
INVESTOR C
Period ended 03/31/1997*.....................   $ (0.03)         $9.83         (1.46)%     $     19          1.00%+

                                                                                    WITHOUT WAIVERS AND/OR
                                                                                    EXPENSE REIMBURSEMENTS
                                                                                ------------------------------
                                                  RATIO OF                       RATIO OF
                                               NET INVESTMENT                    OPERATING
                                                   INCOME         PORTFOLIO     EXPENSES TO     NET INVESTMENT         AVERAGE
                                                 TO AVERAGE       TURNOVER        AVERAGE       INCOME/(LOSS)      COMMISSION RATE
                                                 NET ASSETS         RATE        NET ASSETS        PER SHARE            PAID(a)
----------------------------------------------------------------------------------------------------------------------------------
NATIONS MANAGED SMALLCAP INDEX FUND
PRIMARY A
Period ended 03/31/1997*.....................        1.05%+           18%           1.21%+          $ 0.01             $0.0279
PRIMARY B
Period ended 03/31/1997*.....................        0.55%+           18%           1.71%+          $ 0.00(b)          $0.0279
INVESTOR A
Period ended 03/31/1997*.....................        0.80%+           18%           1.46%+          $ 0.01             $0.0279
INVESTOR C
Period ended 03/31/1997*.....................        0.55%+           18%           1.71%+          $ 0.01             $0.0279


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") and Nations Fund, Inc. (the "Company") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end investment companies. As of the date of this report, the Trust offers thirty-three separate portfolios and the Company offers five separate portfolios. Information presented in these financial statements pertains only to: Nations Balanced Assets Fund, Nations Equity Income Fund, Nations Value Fund, Nations Managed Index Fund, Nations Equity Index Fund, Nations Disciplined Equity Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund and Nations Managed SmallCap Index Fund (each, a "Fund" and collectively, the "Funds"). The financial statements for the remaining funds of the Trust and the Company are presented under separate cover. The Funds (except Nations Managed Index Fund, Nations Equity Index Fund and Nations Managed SmallCap Index Fund) currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Nations Managed Index Fund currently offers Primary A Shares, Investor A Shares and Investor C Shares. Nations Equity Index Fund currently offers Primary A Shares, Primary B Shares and Investor A Shares. Nations Managed SmallCap Index Fund currently offers Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The Funds' portfolio securities which are traded on a recognized stock exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded only on over-the-counter markets are valued on the basis of the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available and other assets are valued by the investment adviser under the supervision of the Board of Trustees or the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions, including joint repurchase agreement transactions in which the company along with other registered investment companies advised by NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), invest their aggregate cash balances in one or more large repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its right. Unless permitted by the Securities and Exchange Commission, the Fund will not enter into repurchase agreements with the investment adviser, distributor or any of their affiliates. The Funds' investment adviser, acting under the supervision of the Board of Trustees or the Board of Directors, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Futures Contracts: Nations Managed Index Fund, Nations Equity Index Fund and Nations Managed SmallCap Index Fund may invest in futures contracts for the purpose of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or for gaining exposure to the equity market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day. The Fund recognizes a realized gain or loss, when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks arise in the possible movement of the securities or indices underlying those investments. Risks also include the possibility that there may not be a liquid secondary market for these contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities or that the counterparty to a contract may default on its obligation to perform.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums calculated ratably, is earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare and pay dividends from net investment income each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the income is earned, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees or the Board of Directors in order to avoid application of the 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, realized gain and loss and paid in capital due to different book and tax accounting for organization costs, paydowns, net operating loss, currency gains and losses and distributions from investments in REITS.

Reclassifications for the period ended March 31, 1997 were as follows:

                                                                                               INCREASE/(DECREASE)
                                                   INCREASE/(DECREASE)        INCREASE/          ACCUMULATED NET
                                                    UNDISTRIBUTED NET        (DECREASE)             REALIZED
                                                    INVESTMENT INCOME      PAID-IN CAPITAL         GAIN/(LOSS)
                                                     ----------------------------------------------------------
    Nations Balanced Assets Fund.................      $   (55,402)                  --            $    55,402
    Nations Equity Income Fund...................          (23,766)           $       2                 23,764
    Nations Managed Index Fund...................           43,704              (43,701)                    (3)
    Nations Equity Index Fund....................              (13)                  --                     13
    Nations Emerging Growth Fund.................        1,329,587                   (1)            (1,329,586)
    Nations Managed SmallCap Index Fund..........           12,278              (12,278)                    --

Federal Income Tax: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Expenses: General expenses of the Trust or the Company are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to such Fund's or class's

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

Each of the Trust and the Company has, on behalf of its Funds, entered into an investment advisory agreement (the "Investment Advisory Agreements") with NBAI pursuant to which NBAI provides investment advisory services to the Funds. Under the terms of this Investment Advisory Agreement, NBAI is entitled to receive an advisory fee calculated daily and payable monthly based on the following annual rates multiplied by the daily net assets of each Fund:

                                                                                         ANNUAL RATE
                                                                                         ----------
    Nations Balanced Assets Fund, Nations Value Fund, Nations Disciplined Equity
      Fund, Nations Capital Growth Fund and Nations Emerging Growth Fund.............       0.75%
    Nations Managed Index Fund, Nations Equity Index Fund and Nations Managed
      SmallCap Index Fund............................................................       0.50%

                                                          FEES ON ASSETS      FEES ON ASSETS      FEES ON ASSETS
                                                              UP TO            BETWEEN $100         EXCEEDING
                                                           $100 MILLION      AND $250 MILLION      $250 MILLION
                                                            -------------------------------------------------
    Nations Equity Income Fund........................      0.75%               0.70%               0.60%

Each of the Trust and the Company has, on behalf of its Funds, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreements, TradeStreet is entitled to receive a sub-advisory fee from NBAI for each Fund at the following annual rates of each Fund's average daily net assets:

                                                                                         ANNUAL RATE
                                                                                         ----------
    Nations Balanced Assets Fund.....................................................     0.25%
    Nations Equity Income Fund.......................................................     0.20%
    Nations Value Fund...............................................................     0.25%
    Nations Managed Index Fund.......................................................     0.10%
    Nations Equity Index Fund........................................................     0.10%
    Nations Disciplined Equity Fund..................................................     0.25%
    Nations Capital Growth Fund......................................................     0.25%
    Nations Emerging Growth Fund.....................................................     0.25%
    Nations Managed SmallCap Index Fund..............................................     0.10%

Stephens Inc. ("Stephens") serves as the administrator of the Trust and the Company pursuant to separate administration agreements (the "Administration Agreements"). First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the co-administrator of the Trust and the Company pursuant to co-administration agreements (the "Co-Administration Agreements"). Pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the investment portfolios of the Trust and the Company and the investment portfolios of Nations Fund Portfolios, Inc. (another registered open-end investment company which is a part of the Nations Funds Family) on a combined basis. NationsBank serves as the sub-administrator of the Trust and the Company pursuant to a sub-administration agreement (the "Sub-Administration Agreement") with Stephens. For the year ended March 31, 1997, Stephens earned $2,211,897 from the Funds for its administration services, of which $366,503 was paid to NationsBank for its services as sub-administrator.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The investment adviser, sub-adviser, administrator and co-administrator may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1997, the investment adviser voluntarily waived fees and reimbursed expenses as follows:

                                                                    FEES WAIVED BY     EXPENSES REIMBURSED
                                                                       ADVISER             BY ADVISER
                                                                    -------------------------------------
    Nations Managed Index Fund..................................      $   86,414             $22,720
    Nations Equity Index Fund...................................       1,534,132                  --
    Nations Managed SmallCap Index Fund.........................          44,990              18,619

NationsBank of Texas, N.A.("NationsBank of Texas") acts as the custodian for the Funds and, for the year ended March 31, 1997, earned $462,587 for providing such services. On October 18, 1996, The Bank of New York ("BONY") was appointed sub-custodian for the Funds. BONY serves as custodian of the Trust's and Company's assets. The Trust and the Company accrue a credit on daily cash balances held at BONY. The earnings credit is applied to the monthly custody fee. For the year ended March 31, 1997, the earnings credit was $14,590.

First Data also serves as the transfer agent for the Funds' shares. NationsBank of Texas also acts as the sub-transfer agent for the Primary Shares of the Funds and, for the year ended March 31, 1997, earned approximately $46,326 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 1997, the Funds were informed that the distributor received $686,326 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees are paid to affiliates of NationsBank and NBAI.

No officer, director or employee of NationsBank, NBAI, TradeStreet, Stephens, First Data or any affiliate thereof, receives any compensation from the Trust or the Company for serving as a trustee, director or officer of the Trust or the Company. The Trust and the Company pay each unaffiliated Trustee or Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust and the Company also reimburse expenses incurred by each unaffiliated Trustee or Director in attending such meetings.

The Trust's and the Company's eligible Trustees or Directors, respectively, may participate in a nonqualified deferred compensation and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a fund of the Company. The expense for the deferred compensation plan is included in "Trustees'/Directors' fees and expenses" in the Statements of Operations.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Trust and the Company each have adopted shareholder administration plans (each an "Administration Plan") for Primary B Shares of each Fund; shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act for Investor A Shares of each Fund ("Investor A Plan"); a shareholder servicing plan ("Servicing Plan") for Investor C Shares and Investor N Shares of each Fund (except Nations Equity Index Fund); and a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 for Investor C Shares and Investor N Shares of each Fund (collectively, the "Plans") (except Nations Equity Index Fund). The Administration Plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The Investor A Plan permits the Funds to compensate (i) servicing agents and selling agents that have entered into a servicing agreement with the Funds for services provided to their customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. The Servicing Plan permits the Funds to compensate servicing agents for services provided to their customers that own Investor C Shares and Investor N Shares, respectively. The Distribution Plan permits the Funds to compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares or Investor N Shares, respectively. Payments under the Plans are accrued daily and paid monthly at a rate set, from time to time, by the Funds. Fees incurred pursuant to the Plans are charged as expenses of each Fund directly to the Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares, respectively.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended March 31, 1997, the effective rates incurred by the Funds, as a percentage of average daily net assets, pursuant to the Plans were as follows:

                                             PRIMARY B                    INVESTOR C     INVESTOR C    INVESTOR N    INVESTOR N
                                           ADMINISTRATION   INVESTOR A   DISTRIBUTION    SERVICING    DISTRIBUTION   SERVICING
                  FUND                          PLAN           PLAN          PLAN           PLAN          PLAN          PLAN
------------------------------------------------------------------------------------------------------------------------------
Nations Balanced Assets Fund ............       0.50%          0.25%         0.25%          0.25%         0.50%         0.25%
Nations Equity Income Fund...............       0.50           0.25          0.25           0.25          0.50          0.25
Nations Value Fund.......................       0.50           0.25          0.25           0.25          0.50          0.25
Nations Managed Index Fund...............         --           0.25          0.25           0.25           N/A           N/A
Nations Equity Index Fund................       0.50           0.25           N/A            N/A           N/A           N/A
Nations Disciplined Equity Fund..........       0.50           0.25          0.25           0.25          0.75          0.25
Nations Capital Growth Fund..............       0.50           0.25          0.25           0.25          0.75          0.25
Nations Emerging Growth Fund ............       0.50           0.25          0.25           0.25          0.75          0.25
Nations Managed SmallCap Index Fund......       0.50           0.25          0.25           0.25           N/A           N/A

A substantial portion of the fees paid pursuant to the plans described above are paid to affiliates of NationsBank and NBAI.

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the year ended March 31, 1997 were as follows:

                                                                         PURCHASES          SALES
                                                                        -----------------------------
    Nations Balanced Assets Fund......................................  $381,145,196     $398,290,792
    Nations Equity Income Fund........................................   349,270,978      438,589,158
    Nations Value Fund................................................   649,596,017      589,987,083
    Nations Managed Index Fund........................................    44,544,234        4,661,648
    Nations Equity Index Fund.........................................   349,785,526       19,245,075
    Nations Disciplined Equity Fund...................................   165,155,983      196,216,213
    Nations Capital Growth Fund.......................................   538,096,705      959,554,839
    Nations Emerging Growth Fund......................................   300,176,999      317,296,274
    Nations Managed SmallCap Index Fund...............................    43,745,456        2,975,215

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 1997 were as follows:

                                                                         PURCHASES          SALES
                                                                        -----------------------------
    Nations Balanced Assets Fund......................................  $209,769,589     $224,302,917
    Nations Equity Income Fund........................................    31,775,721       43,630,299
    Nations Capital Growth Fund.......................................    14,065,649        8,421,174

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At March 31, 1997, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                                         TAX BASIS        TAX BASIS
                                                                         UNREALIZED       UNREALIZED
                                                                        APPRECIATION     DEPRECIATION
                                                                        -----------------------------
    Nations Balanced Assets Fund......................................  $  3,393,295     $  7,871,090
    Nations Equity Income Fund........................................    27,112,105        9,973,393
    Nations Value Fund................................................   296,057,542       14,499,223
    Nations Managed Index Fund........................................     3,453,835          579,685
    Nations Equity Index Fund.........................................   113,354,766        9,357,002
    Nations Disciplined Equity Fund...................................    17,281,266        3,791,483
    Nations Capital Growth Fund.......................................   113,163,505       22,185,706
    Nations Emerging Growth Fund......................................    46,783,600       19,250,533
    Nations Managed SmallCap Index Fund...............................       980,834        2,964,659

5.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK.

As of March 31, 1997, an unlimited number of shares without par value were authorized for the Trust and 420,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  ORGANIZATION COSTS.

The Funds bear all costs in connection with its organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from commencement of operations. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period by any holder thereof, the Funds will be reimbursed by the holder for any unamortized organization costs in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of redemption. All such costs for Nations Equity Income Fund, Nations Value Fund and Nations Disciplined Equity Fund have been fully amortized.

7.  LINE OF CREDIT.

The Trust and the Company participate in an uncommitted line of credit provided by BONY under a line of credit agreement dated February 28, 1997 (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund may borrow up to the lesser of $25 million or 25% of its net assets. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement. Prior to executing the Agreement with BONY, the Trust and the Company participated in a line of credit agreement with Mellon Bank N.A.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Borrowings for the year ended March 31, 1997 by the Funds under the agreements are disclosed below:

                                                                                              AVERAGE
                                                       MAXIMUM       AVERAGE                  DEBT      INTEREST RATE
                                                        AMOUNT       AMOUNT       AVERAGE      PER      --------------     INTEREST
                        FUND                          OUTSTANDING  OUTSTANDING     SHARES     SHARE     HIGH      LOW      EXPENSE
------------------------------------------------------------------------------------------------------------------------------
Nations Disciplined
  Equity Fund.......................................  $6,700,000     $96,164      7,743,441   $0.01      5.82%    5.60%    $5,587
Nations Capital
  Growth Fund.......................................   9,400,000      36,986     57,344,163    0.00(a)   5.90     5.50      2,100

---------------
(a) Amount represents less than $0.01 per share.

The average amount outstanding was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended March 31, 1997.

8.  REORGANIZATION.

Nations Capital Growth Fund ("Acquiring Fund") acquired the assets and certain liabilities of the Peachtree Equity Fund ("Acquired Fund") in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized depreciation included in the Acquired Fund's total net assets at the acquisition date are as follows:

                                                        VALUE OF                                      TOTAL NET
                                         SHARES          SHARES        TOTAL NET      TOTAL NET       ASSETS OF        ACQUIRED
                                       ISSUED BY       ISSUED BY       ASSETS OF      ASSETS OF       ACQUIRING          FUND
ACQUIRING   ACQUIRED    ACQUISITION    ACQUIRING       ACQUIRING       ACQUIRED       ACQUIRING       FUND AFTER      UNREALIZED
  FUND        FUND         DATE           FUND            FUND           FUND            FUND        ACQUISITION     APPRECIATION
 ------------------------------------------------------------------------------------------------------------------------------
Nations
 Capital   Peachtree
  Growth   Equity
 Fund...   Fund           09/27/96      6,613,086     $95,758,235     $95,758,235    $697,812,337    $793,570,572    $24,195,257

9.  SIGNIFICANT CONCENTRATIONS.

On February 26, 1997, NationsBank Corporation's (the "Corporation") Asset Management Group announced plans to sell its Institutional Trust, Retirement Services and Corporate Trust businesses (collectively, the "Businesses"). The Businesses make significant use of the Nations Family of Funds (the "Nations Funds") to satisfy their clients' investment needs. It is uncertain at this point what impact, if any, the sale of these Businesses will have on the Nations Funds and its shareholders. Currently, however, the investment adviser does not believe that a significant impact to the overall financial condition and operating performance of the Funds will occur.

10.  SUBSEQUENT EVENT.

Each of the Trust and the Company, is a party to an Agreement and Plan of Reorganization with The Pilot Funds (which are advised by Boatmen's Trust Company, an affiliate of NationsBank Corporation since January 7, 1997) pursuant to which certain Nations Funds portfolios will acquire the assets of The Pilot Funds portfolios. The shareholders of The Pilot Funds voted to approve the proposed reorganizations on or before May 14, 1997. As of March 31, 1997, net assets of the fourteen funds comprising The Pilot Funds were approximately $6.5 billion. The reorganization involves the following Funds:

                   NATIONS FUNDS                                       PILOT FUNDS
------------------------------------------------------------------------------------------------------
                Equity Income Fund                                 Equity Income Fund
                    Value Fund                                   Growth and Income Fund
              Disciplined Equity Fund                                  Growth Fund

NATIONS FUNDS
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Assets Fund, Nations Equity Income Fund, Nations Value Fund, Nations Managed Index Fund, Nations Equity Index Fund, Nations Disciplined Equity Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, and Nations Managed SmallCap Index Fund (collectively referred to as the "Funds") at March 31, 1997 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
May 15, 1997

NATIONS FUNDS
--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

     For the year ended March 31, 1997, the amount of long term capital gain distributed to shareholders by the Trust and the Company was as follows:

        Nations Balanced Assets Fund............................................  $ 12,534,401
        Nations Equity Income Fund..............................................    35,829,047
        Nations Value Fund......................................................    87,246,189
        Nations Equity Index Fund...............................................     1,614,296
        Nations Disciplined Equity Fund.........................................     9,235,154
        Nations Capital Growth Fund.............................................   170,280,102
        Nations Emerging Growth Fund............................................    25,629,103

     Of the ordinary income (including short-term capital gain) distributions made by the Trust and the Company during the fiscal year ended March 31, 1997, the following percentages qualify for the dividend received deduction available to corporate shareholders:

        Nations Balanced Assets Fund..................................................   14.61%
        Nations Equity Income Fund....................................................   23.23%
        Nations Value Fund............................................................   78.40%
        Nations Managed Index Fund....................................................   91.88%
        Nations Equity Index Fund.....................................................  100.00%
        Nations Disciplined Equity Fund...............................................   65.19%
        Nations Capital Growth Fund...................................................  100.00%
        Nations Managed SmallCap Index Fund...........................................   87.12%

     Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. In the fiscal year ended March 31, 1997, Nations Managed SmallCap Index Fund elected to defer a capital loss of $6,657 occurring between November 1, 1996 and March 31, 1997 under these rules.

                   THE NATIONS FUNDS FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Emerging Markets Fund
                   Nations Pacific Growth Fund
                   Nations International Equity Fund
                   Nations Managed Smallcap Index Fund
                   Nations Emerging Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Capital Growth Fund

                   GROWTH AND INCOME
                   Nations Value Fund
                   Nations Managed Index Fund
                   Nations Equity Index Fund
                   Nations Equity Income Fund
                   Nations Balanced Assets Fund

                   LIFEGOAL PORTFOLIOS
                   LifeGoal Growth Portfolio
                   LifeGoal Balanced Growth Portfolio
                   LifeGoal Income and Growth Portfolio

                   BOND FUNDS
                   INCOME
                   Nations Global Government Income Fund
                   Nations Diversified Income Fund
                   Nations Strategic Fixed Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund

                   TAX-EXEMPT INCOME
                   Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund

                   MONEY MARKET FUNDS
                   Nations Prime Fund
                   Nations Government Money Market Fund
                   Nations Treasury Fund
                   Nations Tax Exempt Fund

     For more complete information on Nations Funds mutual funds, including charges and expenses, please contact Nations Funds or your Investment Representative for a current prospectus. Please read the prospectus carefully before you invest or send money.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

NATIONS                                                     ---------------
FUNDS                                                         BULK RATE
                                                             U.S. POSTAGE
P.O. Box 34602                                                  PAID
Charlotte, NC 28234-4602                                    N. READING, MA
Toll Free 1-800-982-2271                                      PERMIT NO.
                                                                105
                                                            ---------------



AR1 IN-96116-397